UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-09721

PIMCO Managed Accounts Trust

(Exact name of registrant as specified in charter)

1633 Broadway, New York, NY 10019

(Address of principal executive offices)

Bijal Y. Parikh

Treasurer (Principal Financial & Accounting Officer)

650 Newport Center Drive, Newport Beach, CA 92660

(Name and address of agent for service)

Copies to:

David C. Sullivan

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

Registrant’s telephone number, including area code: (800) 927-4648

Date of fiscal year end: December 31

Date of reporting period: December 31, 2022

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Shareholders.

a)	The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30e-1).

PIMCO MANAGED ACCOUNTS TRUST

Annual Report

December 31, 2022

Fixed Income SHares: Series C (“FISH: Series C”)

Fixed Income SHares: Series LD (“FISH: Series LD”)

Fixed Income SHares: Series M (“FISH: Series M”)

Fixed Income SHares: Series R (“FISH: Series R”)

Fixed Income SHares: Series TE (“FISH: Series TE”)

Letter from the Chair of the Board & President

Dear Shareholder,

2022 was a challenging year in the financial markets. We continue to work tirelessly to navigate global markets and manage the assets that you have entrusted with us. Following this letter is the PIMCO Managed Accounts Trust Annual Report, which covers the 12-month reporting period ended December 31, 2022 (the “reporting period”). On the subsequent pages, you will find details regarding investment results and a discussion of the factors that most affected performance during the reporting period.

For the 12-month reporting period ended December 31, 2022

The global economy faced significant headwinds in 2022, including those related to higher inflation, the COVID-19 pandemic, and the Russia-Ukraine conflict. First and second quarter 2022 U.S. annualized gross domestic product (“GDP”) returned -1.6% and -0.6%, respectively. The economy strengthened in the third quarter, with annualized GDP rising 3.2%. The Commerce Department’s initial estimate for fourth quarter 2022 annualized GDP — released after the reporting period ended — was 2.9%.

The Federal Reserve Board (the “Fed” or “U.S. central bank”) took actions to combat elevated inflation. In March 2022, the Fed raised the federal funds rate 0.25% to a range between 0.25% and 0.50%, its first rate hike since 2018. The U.S. central bank then raised rates at its next six meetings, for a total increase of 4.25% in 2022. At the end of the year, the federal funds rate was in a range between 4.25% and 4.50%.

Economies outside the U.S. also faced several headwinds. In its October 2022 World Economic Outlook Update, the International Monetary Fund (the “IMF”) downgraded its expectation for 2022 GDP citing “turbulent challenges” including high inflation, tightening financial conditions, as well as the ongoing Russia-Ukraine conflict and COVID-19 pandemic. For 2022, the IMF included in its projections that GDP would grow 1.6% in the U.S. (from 5.7% in 2021), 3.1% in the eurozone (from 5.2% in 2021), 3.6% in the U.K. (from 7.4% in 2021), and 1.7% in Japan (the same as in 2021).

Several central banks tightened their respective monetary policies in recent years. For example, in December 2021, prior to the beginning of the reporting period, the Bank of England (the “BoE”) raised rates for the first time since COVID-19 began. The BoE again raised rates at its next eight meetings, for a total of 3.50% in rate hikes since its first increase. The European Central Bank raised rates four times in 2022, for a total increase of 2.50%. In contrast, the Bank of Japan (the “BoJ”) maintained its loose monetary policy for most of 2022. However, in December 2022, the BoJ announced that it would allow its 10-year government bond yield to rise to 0.5% (previously limited to 0.25%). The news sent the 10-year bond yield and Japanese yen higher, as market participants interpreted the announcement to mean that the BoJ may pivot from its previous monetary stance.

2	PIMCO MANAGED ACCOUNTS TRUST

During the reporting period, short- and long-term U.S. Treasury yields moved higher. The yield on the benchmark 10-year U.S. Treasury note was 3.88% on December 31, 2022, versus 1.52% on December 31, 2021. The Bloomberg Global Treasury Index (USD Hedged), which tracks fixed-rate, local currency government debt of investment grade countries, including developed and emerging markets, returned -10.79%. Meanwhile, the Bloomberg Global Aggregate Credit Index (USD Hedged), a widely used index of global investment grade credit bonds, returned -14.22%. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, were also weak. The ICE BofAML Developed Markets High Yield Constrained Index (USD Hedged), a widely used index of below-investment-grade bonds, returned -10.56%, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global (USD Hedged), returned -16.45%. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned -11.69%. Finally, the municipal market, as represented by the Bloomberg Municipal Bond Index, returned -8.53%.

Amid periods of volatility, global equities generally posted weak results during the reporting period as economic and geopolitical concerns weighed on investor sentiment. U.S. equities, as represented by the S&P 500 Index, returned -18.11%. Global equities, as represented by the MSCI World Index, returned -18.14%, while emerging market equities, as measured by the MSCI Emerging Markets Index, returned -20.09%. Meanwhile, Japanese equities, as represented by the Nikkei 225 Index (in Japanese yen), returned -7.37% and European equities, as represented by the MSCI Europe Index (in euro), returned -9.49%.

Commodity prices were volatile and generated mixed returns during the reporting period. Brent crude oil, which was approximately $77.24 a barrel at the start of the reporting period, rose to roughly $82.82 a barrel at the end of December 2022. Prices of other commodities, such as copper and gold, declined during the period.

Finally, there were also periods of volatility in the foreign exchange markets. We believe this was driven by several factors, including economic growth expectations and changing central bank monetary policies, as well as rising inflation, COVID-19 variants, and geopolitical events. The U.S. dollar strengthened against several major currencies. For example, during the reporting period, the U.S. dollar returned 5.85%, 10.71%, and 12.23% versus the euro, the British pound and the Japanese yen, respectively.

Thank you for the assets you have placed with us. We deeply value your trust, and we will continue to work diligently to meet your broad investment needs. We also invite you to visit our website at www.pimco.com/FISH to learn more about our global viewpoints.

ANNUAL REPORT	DECEMBER 31, 2022	3

Letter from the Chair of the Board & President (Cont.)

Sincerely,

Deborah A. DeCotis	Eric D. Johnson
Chair of the Board of Trustees	President

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

4	PIMCO MANAGED ACCOUNTS TRUST

Important Information About the Portfolios

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities and other instruments held by a Portfolio are likely to decrease in value. A wide variety of factors can cause interest rates to rise or yields of U.S. Treasury securities (or yields of other types of bonds) (e.g., central bank monetary policies, inflation rates, general economic conditions). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Portfolio management will anticipate such movement accurately. A Portfolio may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, continue to increase. In efforts to combat inflation, the U.S. Federal Reserve raised interest rates multiple times in 2022 and has indicated an expectation that it will continue to raise interest rates in 2023. Thus, the Portfolios currently face a heightened level of risk associated with rising interest rates and/or bond yields. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact a Portfolio’s performance or cause a Portfolio to incur losses. As a result, the Portfolio may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Portfolio.

Classifications of the Portfolios’ portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Allocation Breakdown and Schedule of Investments sections of this report may differ from the classification used for the Portfolios’ compliance calculations, including those used in the Portfolios’ prospectus, investment objectives, regulatory, and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. Each Portfolio is separately monitored for compliance with respect to prospectus and regulatory requirements.

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and general market uncertainty. In 2022, many countries lifted some or all restrictions related to COVID-19. However, the effects of COVID-19 have and may continue to adversely affect the global economy, the economies of certain nations and individual

ANNUAL REPORT	DECEMBER 31, 2022	5

Important Information About the Portfolios (Cont.)

issuers, all of which may negatively impact the Portfolios’ performance. In addition, COVID-19 and governmental responses to COVID-19 may negatively impact the capabilities of the Portfolios’ service providers and disrupt the Portfolios’ operations.

The United States’ enforcement of restrictions on U.S. investments in certain issuers and tariffs on goods from certain other countries has contributed to and may continue to contribute to international trade tensions and may impact portfolio securities. The United States’ enforcement of sanctions or other similar measures on various Russian entities and persons, and the Russian government’s response, may also negatively impact securities and instruments that are economically tied to Russia.

Certain Portfolios may have significant exposure to issuers in the United Kingdom. The United Kingdom’s withdrawal from the European Union may impact Portfolio returns. The withdrawal may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

The Portfolios may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to ultimately phase out the use of LIBOR. There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate (e.g., the Secured Overnight Financing Rate, which is intended to replace U.S. dollar LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities). Any potential effects of the transition away from LIBOR on the Portfolios or on certain instruments in which the Portfolios invest can be difficult to ascertain, and they may vary depending on a variety of factors. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to a Portfolio.

The Portfolios may be subject to various risks as described in each Portfolio’s prospectus and in the Principal and Other Risks in the Notes to Financial Statements.

On each Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that all dividend and capital gain distributions were reinvested. Returns do not reflect the deduction of taxes that a shareholder would pay on (i) Portfolio distributions or (ii) the redemption of Portfolio shares. Total return for a period of more than one year represents the average annual total return. Performance shown is net of fees and expenses. The figures in the line graph are calculated at net asset value and assume the investment of $10,000 at the end of the month that a Portfolio commenced operations. Each Portfolio measures its performance against a broad-based securities market index (“benchmark index”). Each benchmark index does not take into account fees, expenses or taxes. Historical performance for a Portfolio may have been positively impacted by fee waivers or expense limitations in place during some or all of the periods shown, if applicable. Future performance (including total return or yield) and distributions may be negatively impacted by the termination or reduction of any such fee waivers or expense limitations.

The dividend rate that a Portfolio pays on its common shares may vary as portfolio and market conditions change, and will depend on a number of factors, including without limit the amount of a

6	PIMCO MANAGED ACCOUNTS TRUST

Portfolio’s undistributed net investment income and net short- and long-term capital gains, as well as the costs of any leverage obtained by a Portfolio. As portfolio and market conditions change, the rate of distributions on the common shares and a Portfolio’s dividend policy could change. There can be no assurance that a change in market conditions or other factors will not result in a change in a Portfolio’s distribution rate or that the rate will be sustainable in the future.

The following table discloses the commencement of operations and diversification status of each Portfolio:

Portfolio Name	Commencement of Operations	Diversification Status
Fixed Income SHares: Series C	03/17/00	Diversified
Fixed Income SHares: Series LD	12/20/13	Diversified
Fixed Income SHares: Series M	03/17/00	Diversified
Fixed Income SHares: Series R	04/15/04	Diversified
Fixed Income SHares: Series TE	06/25/12	Diversified

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with PIMCO as the Investment Adviser and Administrator, PIMCO Investments LLC and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Portfolios. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither a Portfolio’s prospectus, summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or a Portfolio creates a contract between or among any shareholders of a Portfolio, on the one hand, and the Trust, a Portfolio, a service provider to the Trust or a Portfolio, and/or the Trustees or officers of the Trust, on the other hand.

The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend its most recent or use a new prospectus, summary prospectus or SAI with respect to a Portfolio or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or a Portfolio is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to any Portfolio, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

An investment in a Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolios.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940. The Proxy Policy has been adopted by the Portfolios as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolios. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of each Portfolio, and information about how each Portfolio voted proxies relating

ANNUAL REPORT	DECEMBER 31, 2022	7

Important Information About the Portfolios (Cont.)

to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Portfolios at (888) 87-PIMCO, on the Portfolios’ website at www.pimco.com/FISH, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Portfolios file portfolio holdings information with the SEC on Form N-PORT within 60 days of the end of each fiscal quarter. The Portfolios’ complete schedule of securities holdings as of the end of each fiscal quarter will be made available to the public on the SEC’s website at www.sec.gov and on PIMCO’s website at www.pimco.com/FISH, and will be made available, upon request, by calling PIMCO at (888) 87-PIMCO.

SEC rules allow shareholder reports to be delivered to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Investors may elect to receive all future reports in paper free of charge by contacting their financial intermediary. Any election to receive reports in paper will apply to all portfolios held in the investor’s account at the financial intermediary.

In October 2020, the SEC adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws prior guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, the rule requires portfolios that trade derivatives and other transactions that create future payment or delivery obligations to comply with a value-at-risk leverage limit and certain derivatives risk management program and reporting requirements. These requirements may limit the ability of the Portfolios to use derivatives and reverse repurchase agreements and similar financing transactions as part of their investment strategies and may increase the cost of the Portfolios’ investments and cost of doing business, which could adversely affect investors. The rule went into effect on February 19, 2021. The compliance date for the new rule and related reporting requirements was August 19, 2022.

In October 2020, the SEC adopted a rule regarding the ability of a fund to invest in other funds. The rule allows a fund to acquire shares of another fund in excess of certain limitations currently imposed by the Investment Company Act of 1940 (the “Act”) without obtaining individual exemptive relief from the SEC, subject to certain conditions. The rule also includes the rescission of certain exemptive relief from the SEC and guidance from the SEC staff for funds to invest in other funds. The effective date for the rule was January 19, 2021, and the compliance date for the rule was January 19, 2022.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Act, and the SEC noted that this definition will apply in all contexts under the Act. The effective date for the rule was March 8, 2021. The compliance date for the new rule and the related reporting requirements was September 8, 2022.

In May 2022, the SEC proposed amendments to a current rule governing portfolio naming conventions. In general, the current rule requires portfolios with certain types of names to adopt a policy to invest at least 80% of their assets in the type of investment suggested by the name. The proposed amendments would expand the scope of the current rule in a number of ways that would

8	PIMCO MANAGED ACCOUNTS TRUST

result in an expansion of the types of portfolio names that would require the portfolio to adopt an 80% investment policy under the rule. Additionally, the proposed amendments would modify the circumstances under which a portfolio may deviate from its 80% investment policy and address the use and valuation of derivatives instruments for purposes of the rule. The proposal’s impact on the Portfolios will not be known unless and until any final rulemaking is adopted.

In May 2022, the SEC proposed a framework that would require certain registered portfolios (such as the Portfolios) to disclose their environmental, social, and governance (“ESG”) investing practices. Among other things, the proposed requirements would mandate that portfolios meeting three pre-defined classifications (i.e., integrated, ESG focused and/or impact funds) provide prospectus and shareholder report disclosure related to the ESG factors, criteria and processes used in managing the portfolio. The proposal’s impact on the Portfolios will not be known unless and until any final rulemaking is adopted.

In October 2022, the SEC adopted changes to the mutual fund and exchange-traded fund (“ETF”) shareholder report and registration statement disclosure requirements and the registered fund advertising rules, which will impact the disclosures provided to shareholders. The rule amendments are effective as of January 24, 2023, but the SEC is providing an 18-month compliance period following the effective date for such amendments other than those addressing fee and expense information in advertisements that might be materially misleading.

In November 2022, the SEC adopted amendments to Form N-PX under the Act to improve the utility to investors of proxy voting information reported by mutual funds, ETFs and certain other funds. The rule amendments will expand the scope of funds’ Form N-PX reporting obligations, subject managers to Form N-PX reporting obligations for “Say on Pay” votes, enhance Form N-PX disclosures, permit joint reporting by funds, managers and affiliated managers on Form N-PX; and require website availability of fund proxy voting records. The amendments will become effective on July 1, 2024. Funds and managers will be required to file their first reports covering the period from July 1, 2023 to June 30, 2024 on amended Form N-PX by August 31, 2024.

ANNUAL REPORT	DECEMBER 31, 2022	9

Fixed Income SHares: Series C	FXICX

Cumulative Returns Through December 31, 2022

$10,000 invested at the end of the month when the Portfolio commenced operations.

Allocation Breakdown as of December 31, 2022†§

U.S. Government Agencies	28.0%
Corporate Bonds & Notes	26.3%
Asset-Backed Securities	19.3%
U.S. Treasury Obligations	10.8%
Non-Agency Mortgage-Backed Securities	5.0%
Preferred Securities	3.7%
Short-Term Instruments‡	3.2%
Municipal Bonds & Notes	2.5%
Loan Participations and Assignments	1.0%
Other	0.2%

†	% of Investments, at value.
§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.
‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended December 31, 2022

	1 Year	5 Year	10 Year	Commencement of Operations (03/17/00)
Fixed Income SHares: Series C	(16.74)%	0.07%	1.36%	7.45%
Bloomberg U.S. Intermediate Credit Index	(9.10)%	1.08%	1.75%	4.42%♦

All Portfolio returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

♦ Average Annual Return since 03/31/00

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Returns presented do not reflect the deduction of taxes that a shareholder would pay on portfolio distribution or the redemption of portfolio shares or the deduction of any fees charged to investors at the “wrap account” level. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Portfolio and the index.

The Portfolio’s total annual operating expense ratio in effect as of period end was 0.02%. Details regarding any changes to the Portfolio’s operating expenses, subsequent to period end, can be found in the Portfolio’s current prospectus, as supplemented.

10	PIMCO MANAGED ACCOUNTS TRUST

Investment Objective

The Portfolio seeks maximum total return, consistent with preservation of capital and prudent investment management.

Portfolio Insights

The following affected performance (on a gross basis) during the reporting period:

»	Short exposure to duration in the U.K. contributed to relative performance, as interest rates rose.

»	There were no other material contributors for this Portfolio.

»	Overweight exposure to U.S. duration detracted from relative performance, as interest rates rose.

»	Local rate exposure to Canada detracted from relative performance, as interest rates rose.

»	Overweight exposure to the financials sector detracted from relative performance, as spreads widened.

»	Positions in non-agency mortgage-backed securities and other securitized assets detracted from relative performance, as spreads widened.

ANNUAL REPORT	DECEMBER 31, 2022	11

Fixed Income SHares: Series LD	FXIDX

Cumulative Returns Through December 31, 2022

$10,000 invested at the end of the month when the Portfolio commenced operations.

Allocation Breakdown as of December 31, 2022†§

Corporate Bonds & Notes	50.2%
Asset-Backed Securities	26.4%
Non-Agency Mortgage-Backed Securities	18.7%
Short-Term Instruments‡	3.1%
U.S. Government Agencies	1.0%
Municipal Bonds & Notes	0.6%

†	% of Investments, at value.
§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.
‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended December 31, 2022

	1 Year	5 Year	Commencement of Operations (12/20/13)
Fixed Income SHares: Series LD	(5.53)%	1.13%	2.31%
ICE BofAML 1-3 Year U.S. Treasury Index	(3.65)%	0.77%	0.70%

All Portfolio returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Returns presented do not reflect the deduction of taxes that a shareholder would pay on portfolio distribution or the redemption of portfolio shares or the deduction of any fees charged to investors at the “wrap account” level. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Portfolio and the index.

The Portfolio’s total annual operating expense ratio in effect as of period end was 0.23%. Details regarding any changes to the Portfolio’s operating expenses, subsequent to period end, can be found in the Portfolio’s current prospectus,as supplemented.

12	PIMCO MANAGED ACCOUNTS TRUST

Investment Objective

The Portfolio seeks maximum total return, consistent with preservation of capital and prudent investment management.

Portfolio Insights

The following affected performance (on a gross basis) during the reporting period:

»	Underweight exposure to U.S. duration on the 5-year to 10-year portion of the yield curve contributed to relative performance, as U.S. interest rates rose.

»	Holdings of high yield corporate credit contributed to relative performance, as the income from corporate bonds offset the impact from credit spread widening.

»	Overweight exposure to non-agency residential mortgage-backed securities (“MBS”) detracted from relative performance, as spreads widened.

»	A long bias to the Japanese yen relative to the U.S. dollar detracted from relative performance, as the Japanese yen depreciated.

»	Holdings of agency MBS detracted from relative performance, as the asset class provided negative total return.

ANNUAL REPORT	DECEMBER 31, 2022	13

Fixed Income SHares: Series M	FXIMX

Cumulative Returns Through December 31, 2022

$10,000 invested at the end of the month when the Portfolio commenced operations.

Allocation Breakdown as of December 31, 2022†§

U.S. Government Agencies	33.8%
Asset-Backed Securities	26.5%
Corporate Bonds & Notes	16.0%
Non-Agency Mortgage-Backed Securities	13.5%
Short-Term Instruments‡	5.5%
Municipal Bonds & Notes	2.0%
U.S. Treasury Obligations	1.5%
Other	1.2%

†	% of Investments, at value.
§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.
‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended December 31, 2022

	1 Year	5 Year	10 Year	Commencement of Operations (03/17/00)
Fixed Income SHares: Series M	(14.99)%	0.84%	2.69%	6.20%
Bloomberg U.S. MBS Fixed-Rate Index	(11.81)%	(0.53)%	0.75%	3.70%♦

All Portfolio returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

♦ Average Annual Return since 03/31/00

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Returns presented do not reflect the deduction of taxes that a shareholder would pay on portfolio distribution or the redemption of portfolio shares or the deduction of any fees charged to investors at the “wrap account” level. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Portfolio and the index.

The Portfolio’s total annual operating expense ratio in effect as of period end was 0.01%. Details regarding any changes to the Portfolio’s operating expenses, subsequent to period end, can be found in the Portfolio’s current prospectus, as supplemented.

14	PIMCO MANAGED ACCOUNTS TRUST

Investment Objective

The Portfolio seeks maximum total return, consistent with preservation of capital and prudent investment management.

Portfolio Insights

The following affected performance (on a gross basis) during the reporting period:

»	Underweight exposure to agency mortgage-backed securities (“MBS”), particularly in September, contributed to relative performance, as spreads widened.

»	There were no other material contributors for this Portfolio.

»	Positions in non-agency MBS and other securitized assets detracted from relative performance, as spreads widened.

»	Overweight exposure to the financial sector within investment grade corporate credit detracted from relative performance, as credit spreads widened.

»	Short exposure to U.K. and U.S. breakeven inflation (“BEI”) in the first eight months of the reporting period detracted from performance, as BEI rates rose.

»	Local rate exposure to Canada, detracted from relative performance, as interest rates rose.

»	Overweight exposure to U.S. duration, particularly in March, detracted from relative performance, as interest rates rose.

ANNUAL REPORT	DECEMBER 31, 2022	15

Fixed Income SHares: Series R	FXIRX

Cumulative Returns Through December 31, 2022

$10,000 invested at the end of the month when the Portfolio commenced operations.

Allocation Breakdown as of December 31, 2022†§

U.S. Treasury Obligations	77.5%
Sovereign Issues	9.4%
U.S. Government Agencies	5.8%
Corporate Bonds & Notes	4.6%
Short-Term Instruments	1.1%
Asset-Backed Securities	1.0%
Non-Agency Mortgage-Backed Securities	0.6%

†	% of Investments, at value.
§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Average Annual Total Return for the period ended December 31, 2022

	1 Year	5 Year	10 Year	Commencement of Operations (04/15/04)
Fixed Income SHares: Series R	(17.30)%	2.28%	1.43%	5.12%
Bloomberg U.S. TIPS Index	(11.85)%	2.11%	1.12%	3.67%♦

All Portfolio returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

♦ Average Annual Return since 04/30/04

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Returns presented do not reflect the deduction of taxes that a shareholder would pay on portfolio distribution or the redemption of portfolio shares or the deduction of any fees charged to investors at the “wrap account” level. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Portfolio and the index.

The Portfolio’s total annual operating expense ratio in effect as of period end was 0.05%. Details regarding any changes to the Portfolio’s operating expenses, subsequent to period end, can be found in the Portfolio’s current prospectus, as supplemented.

16	PIMCO MANAGED ACCOUNTS TRUST

Investment Objective

The Portfolio seeks maximum real return, consistent with preservation of real capital and prudent investment management.

Portfolio Insights

The following affected performance (on a gross basis) during the reporting period:

»

Overweight exposure to European breakeven inflation (“BEI”), the yield differential between nominal government bonds and like-maturity inflation-linked bonds, contributed to relative performance, as European BEI moved higher.

»	Overweight exposure to U.S. BEI, most notably early in the period, contributed to relative performance as U.S. BEI moved higher.

»	Overweight exposure to Japanese BEI contributed to relative performance, as Japanese BEI moved higher.

»	Underweight exposure to German interest rates contributed to relative performance, as German interest rates rose.

»	Exposure to U.S. Treasury Inflation-Protected Securities (“TIPS”) detracted from absolute returns, as TIPS posted negative returns.

»	Overweight exposure to U.S. interest rates detracted from relative performance, as U.S. rates moved higher.

»	Overweight exposure to Danish interest rates detracted from relative performance, as Danish interest rates rose.

»	Underweight exposure to U.K. BEI, most notable over January to August, detracted from relative performance as U.K. BEI spreads moved higher.

ANNUAL REPORT	DECEMBER 31, 2022	17

Fixed Income SHares: Series TE	FXIEX

Cumulative Returns Through December 31, 2022

$10,000 invested at the end of the month when the Portfolio commenced operations.

Average Annual Total Return for the period ended December 31, 2022

	1 Year	5 Year	10 Year	Commencement of Operations (06/25/12)
Fixed Income SHares: Series TE	(9.91)%	1.73%	2.46%	2.49%
Bloomberg 1-Year Municipal Bond Index	(1.13)%	1.02%	0.83%	0.82%

All Portfolio returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Returns presented do not reflect the deduction of taxes that a shareholder would pay on portfolio distribution or the redemption of portfolio shares or the deduction of any fees charged to investors at the “wrap account” level. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Portfolio and the index.

The Portfolio’s total annual operating expense ratio in effect as of period end was 0.02%. Details regarding any changes to the Portfolio’s operating expenses, subsequent to period end, can be found in the Portfolio’s current prospectus, as supplemented.

18	PIMCO MANAGED ACCOUNTS TRUST

Allocation Breakdown as of December 31, 2022†§

Municipal Bonds & Notes
Health, Hospital & Nursing Home Revenue	17.4%
Ad Valorem Property Tax	12.6%
Sales Tax Revenue	12.2%
Tobacco Settlement Funded	11.3%
Electric Power & Light Revenue	7.0%
Natural Gas Revenue	6.9%
Industrial Revenue	4.4%
Local or Guaranteed Housing	4.2%
General Fund	3.9%
Miscellaneous Revenue	3.9%
Lease Revenue	2.6%
Highway Revenue Tolls	2.5%
Special Assessment	2.1%
Nuclear Revenue	1.3%
Sewer Revenue	1.3%
Miscellaneous Taxes	1.0%
Other	3.6%
Short-Term Instruments‡	1.3%
Corporate Bonds & Notes	0.5%

†	% of Investments, at value.
§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.
‡	Includes Central Funds Used for Cash Management Purposes.

Investment Objective

The Portfolio seeks high current income exempt from U.S. federal income tax consistent with prudent investment management. Total return/capital appreciation is a secondary objective.

Portfolio Insights

The following affected performance (on a gross basis) during the reporting period:

»	Security selection within the special tax sector contributed to performance, as the Portfolio’s holdings outperformed the broader market.

»	Security selection within the healthcare sector contributed to performance, as the Portfolio’s holdings outperformed the broader market.

»	Security selection within the industrial revenue sector contributed to performance, as the Portfolio’s holdings outperformed the broader market.

»	Duration positioning detracted from performance, as municipal yields rose.

»	Underweight exposure to the water and sewer sector detracted from performance, as the sector outperformed the broader municipal market.

»	Underweight exposure to the pre-refunded segment detracted from performance, as the sector outperformed the broader municipal market.

ANNUAL REPORT	DECEMBER 31, 2022	19

Expense Examples

Example

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including investment advisory fees, supervisory and administrative fees, distribution and/or service (12b-1) fees (if applicable), and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Portfolios is from July 1, 2022 to December 31, 2022 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these rows, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your Portfolio in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the investment advisory fees and supervisory and administrative fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (07/01/22)	Ending Account Value (12/31/22)	Expenses Paid During Period*	Beginning Account Value (07/01/22)	Ending Account Value (12/31/22)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Series C	$1,000.00	$977.20	$1.21	$1,000.00	$1,024.26	$1.24	0.24%
Series LD	1,000.00	989.80	12.17	1,000.00	1,013.25	12.31	2.40
Series M	1,000.00	965.90	0.05	1,000.00	1,025.43	0.05	0.01
Series R	1,000.00	954.40	7.72	1,000.00	1,017.58	7.97	1.55
Series TE	1,000.00	996.20	0.56	1,000.00	1,024.92	0.57	0.11	(a)

* Expenses Paid During Period are equal to the net annualized expense ratio for the Portfolio, multiplied by the average account value over the period, multiplied by 186/365 (to reflect the one-half year period).

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

(a) The Net Annualized Expense Ratio reflected in the expense example above includes 0.11% of non-cash interest expense as shown in the Financial Statements. If the example excluded non-cash interest expense, Expenses Paid During Period would have been $0.00 for Actual Performance and $0.00 for Hypothetical Performance. The additional non-cash interest expense does not reflect actual expenses paid by the Portfolio, but instead is offset by additional interest income recorded by the Portfolio in Tender Option Bonds (“TOBs”) transactions accounted for as secured borrowings. Refer to Note 5, Borrowings and Other Financing Transactions, in the Notes to Financial Statements for additional information regarding TOBs.

20	PIMCO MANAGED ACCOUNTS TRUST

Benchmark Descriptions

Index*	Benchmark Description

Bloomberg 1-Year Municipal Bond Index	The Bloomberg 1-Year Municipal Bond Index is the 1 Year (1-2) component of the Municipal Bond Index. The Index is a rules-based, market-value-weighted index engineered for the long term tax-exempt bond market. To be included in the Index, bonds must be rated investment-grade (Baa3/BBB- or higher) by at least two of the following ratings agencies: Moody’s, S&P and Fitch. If only two of the three agencies rate the security, the lower rating is used to determine index eligibility. If only one of the three agencies rates a security, the rating must be investment-grade. They must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be fixed rate, have a dated-date after December 31, 1990, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates, and derivatives, are excluded from the benchmark.

Bloomberg U.S. Intermediate Credit Index	The Bloomberg U.S. Intermediate Credit Index is an unmanaged index of publicly issued U.S. corporate and specified non-U.S. debentures and secured notes with intermediate maturities ranging from 1 to less than 10 years. To qualify, bonds must be SEC-registered. Securities must also meet specific liquidity and quality requirements.

Bloomberg U.S. MBS Fixed-Rate Index	Bloomberg U.S. MBS Fixed-Rate Index covers the mortgage-backed pass-through securities and hybrid ARM pools of Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC). The MBS Index is formed by grouping individual fixed rate MBS pools into generic aggregates.

Bloomberg U.S. TIPS Index	Bloomberg U.S. TIPS Index is an unmanaged market index comprised of all U.S. Treasury Inflation-Protected Securities rated investment grade (Baa3 or better), have at least one year to final maturity, and at least $500 million par amount outstanding.

ICE BofAML 1-3 Year U.S. Treasury Index	The ICE BofAML 1-3 Year U.S. Treasury Index is an unmanaged index comprised of U.S. Treasury securities, other than inflation-protection securities and STRIPS, with at least $1 billion in outstanding face value and a remaining term to final maturity of at least one year and less than three years.

*	It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	DECEMBER 31, 2022	21

Financial Highlights

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year Ended^:	Net Asset Value Beginning of Year(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

Series C

12/31/2022	$10.77	$0.33	$(2.12)	$(1.79)	$(0.44)	$0.00	$0.00	$(0.44)

12/31/2021	11.08	0.34	(0.31)	0.03	(0.34)	0.00	0.00	(0.34)

12/31/2020	10.43	0.34	0.66	1.00	(0.35)	0.00	0.00	(0.35)

12/31/2019	9.94	0.38	0.52	0.90	(0.41)	0.00	0.00	(0.41)

12/31/2018	10.30	0.36	(0.34)	0.02	(0.38)	0.00	0.00	(0.38)

Series LD

12/31/2022	$9.41	$0.25	$(0.77)	$(0.52)	$(0.26)	$(0.04)	$0.00	$(0.30)

12/31/2021	9.62	0.28	(0.24)	0.04	(0.25)	0.00	0.00	(0.25)

12/31/2020	9.40	0.35	0.23	0.58	(0.36)	0.00	0.00	(0.36)

12/31/2019	9.40	0.36	0.00	0.36	(0.36)	0.00	0.00	(0.36)

12/31/2018	9.73	0.38	(0.28)	0.10	(0.42)	0.00	(0.01)	(0.43)

Series M

12/31/2022	$10.33	$0.42	$(1.95)	$(1.53)	$(0.45)	$0.00	$0.00	$(0.45)

12/31/2021	10.68	0.42	(0.26)	0.16	(0.42)	(0.09)	0.00	(0.51)

12/31/2020	10.48	0.41	0.53	0.94	(0.41)	(0.33)	0.00	(0.74)

12/31/2019	10.14	0.47	0.37	0.84	(0.50)	0.00	0.00	(0.50)

12/31/2018	10.31	0.46	(0.24)	0.22	(0.39)	0.00	0.00	(0.39)

Series R

12/31/2022	$10.79	$0.81	$(2.59)	$(1.78)	$(1.07)	$0.00	$0.00	$(1.07)

12/31/2021	10.74	0.72	0.02	0.74	(0.69)	0.00	0.00	(0.69)

12/31/2020	9.40	0.22	1.33	1.55	(0.21)	0.00	0.00	(0.21)

12/31/2019	8.68	0.26	0.70	0.96	(0.24)	0.00	0.00	(0.24)

12/31/2018	9.26	0.37	(0.60)	(0.23)	(0.35)	0.00	0.00	(0.35)

Series TE

12/31/2022	$10.71	$0.41	$(1.47)	$(1.06)	$(0.40)	$0.00	$0.00	$(0.40)

12/31/2021	10.76	0.38	(0.06)	0.32	(0.37)	0.00	0.00	(0.37)

12/31/2020	10.39	0.36	0.37	0.73	(0.36)	0.00	0.00	(0.36)

12/31/2019	9.94	0.38	0.45	0.83	(0.38)	0.00	0.00	(0.38)

12/31/2018	10.22	0.38	(0.28)	0.10	(0.38)	0.00	0.00	(0.38)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Portfolios.
(b)	Per share amounts based on average number of shares outstanding during the year.
(c)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(d)

Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Portfolios. Additionally, excludes initial sales charges and contingent deferred sales charges.

(e)

The calculation assumes that all income dividends and capital gain distributions, if any, have been reinvested. Total return does not reflect broker commissions or “wrap fee” charges. Total investment return for a period of less than one year is not annualized.

(f)

The financial statements reflect the fact that no investment management fees or expenses are incurred by the Portfolios. The Portfolios are an integral part of “wrap-fee” programs sponsored by investment advisers and/or broker-dealers unaffiliated with the Portfolios and PIMCO. Participants in these programs pay a “wrap” fee to the sponsor of the program.

22	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Assets Value End of Year(a)	Total Return(d)(e)	Net Asset End of Year (000s)	Expenses(f)	Expenses Excluding Waivers(f)	Expenses Excluding Interest Expense(f)	Expenses Excluding Interest Expense and Waivers(f)	Net Investment Income (Loss)	Portfolio Turnover Rate

$8.54	(16.74)%	$1,155,312	0.15%	0.15%	0.00%	0.00%	3.58%	308%

10.77	0.34	1,540,072	0.02	0.02	0.00	0.00	3.10	282

11.08	9.77	1,585,611	0.03	0.03	0.00	0.00	3.18	562

10.43	9.18	1,434,199	0.21	0.21	0.00	0.00	3.72	533

9.94	0.21	1,185,003	0.31	0.31	0.00	0.00	3.62	450

$8.59	(5.53)%	$74,964	1.57%	1.57%	0.00%	0.00%	2.75%	43%

9.41	0.38	122,608	0.23	0.23	0.00	0.00	2.94	97

9.62	6.28	108,895	0.66	0.66	0.00	0.00	3.63	69

9.40	3.85	79,806	2.98	2.98	0.00	0.00	3.82	88

9.40	1.07	82,684	3.02	3.02	0.00	0.00	3.94	290

$8.35	(14.99)%	$1,147,875	0.01%	0.01%	0.00%	0.00%	4.58%	495%

10.33	1.45	1,520,815	0.01	0.01	0.00	0.00	3.97	468

10.68	9.12	1,562,661	0.02	0.02	0.00	0.00	3.80	635

10.48	8.40	1,442,194	0.06	0.06	0.00	0.00	4.47	543

10.14	2.23	1,241,128	0.31	0.31	0.00	0.00	4.58	495

$7.94	(17.22)%	$216,389	0.87%	0.87%	0.00%	0.00%	8.88%	93%

10.79	7.09	259,263	0.05	0.05	0.00	0.00	6.71	162

10.74	16.58	157,315	0.26	0.26	0.00	0.00	2.13	295

9.40	11.10	130,421	1.35	1.35	0.00	0.00	2.80	357

8.68	(2.52)	115,407	1.29	1.29	0.00	0.00	4.16	231

$9.25	(9.91)%	$69,553	0.07%	0.07%	0.00%	0.00%	4.29%	67%

10.71	3.04	88,310	0.02	0.02	0.00	0.00	3.50	20

10.76	7.19	91,321	0.04	0.04	0.00	0.00	3.47	57

10.39	8.42	87,423	0.08	0.08	0.00	0.00	3.69	31

9.94	0.97	82,521	0.08	0.08	0.00	0.00	3.79	57

ANNUAL REPORT	DECEMBER 31, 2022	23

Statements of Assets and Liabilities

(Amounts in thousands†, except per share amounts)	Series C	Series LD

Assets:

Investments, at value
Investments in securities*	$1,610,043	$129,487
Investments in Affiliates	46,687	2,828

Financial Derivative Instruments
Exchange-traded or centrally cleared	87	101
Over the counter	168	40
Cash	0	9
Deposits with counterparty	25,877	2,238
Foreign currency, at value	800	161
Receivable for investments sold	75	633
Receivable for investments sold on a delayed-delivery basis	0	0
Receivable for TBA investments sold	633,432	45,499
Receivable for Portfolio shares sold	2,889	265
Interest and/or dividends receivable	9,499	914
Dividends receivable from Affiliates	144	9
Reimbursement receivable from PIMCO	1	1
Other assets	18	0

Total Assets	2,329,720	182,185

Liabilities:

Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$66,322	$60,648
Payable for sale-buyback transactions	0	0
Payable for tender option bond floating rate certificates	0	0
Payable for short sales	0	15,011

Financial Derivative Instruments
Exchange-traded or centrally cleared	93	99
Over the counter	2,561	365
Payable for investments purchased	0	52
Payable for investments in Affiliates purchased	144	9
Payable for TBA investments purchased	1,098,563	30,506
Deposits from counterparty	2,273	521
Payable for Portfolio shares redeemed	765	0
Distributions payable	3,681	10
Overdraft due to custodian	6	0
Other liabilities	0	0

Total Liabilities	1,174,408	107,221

Net Assets	$1,155,312	$74,964

Net Assets Consist of:

Shares of beneficial interest of $0.001 par value (unlimited number authorized)	$135	$9
Paid in capital in excess of par	1,585,987	88,748
Distributable earnings (accumulated loss)	(430,810)	(13,793)

Net Assets	$1,155,312	$74,964

Shares Issued and Outstanding	135,275	8,722

Net Asset Value Per Share Outstanding(a):	$8.54	$8.59

Cost of investments in securities	$1,811,300	$137,633
Cost of investments in Affiliates	$46,682	$2,827
Cost of foreign currency held	$793	$160
Proceeds received on short sales	$0	$15,205
Cost or premiums of financial derivative instruments, net	$(370)	$(1,006)

* Includes repurchase agreements of:	$4,074	$341

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Portfolios.

24	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

December 31, 2022

Series M	Series R	Series TE

$1,621,931	$358,455	$74,961
86,348	0	662

98	761	0
193	1,014	0
1	1	0
16,256	4,680	0
1,243	1,344	0
51	2	36
0	60	0
755,368	5,278	0
3,544	29	880
6,957	877	818
312	0	2
1	1	1
17	0	0

2,492,320	372,502	77,360

$0	$0	$0
0	124,885	0
0	0	3,396
281,989	0	0

180	475	0
1,458	2,791	0
0	0	0
312	0	2
1,051,076	25,812	0
4,418	653	0
669	474	4,103
4,343	1,023	304
0	0	0
0	0	2

1,344,445	156,113	7,807

$1,147,875	$216,389	$69,553

$137	$27	$8
1,401,635	305,128	74,149
(253,897)	(88,766)	(4,604)

$1,147,875	$216,389	$69,553

137,415	27,248	7,519

$8.35	$7.94	$9.25

$1,756,190	$415,438	$75,907
$86,325	$0	$662
$1,235	$1,587	$0
$284,874	$0	$0
$733	$(204)	$0

$2,224	$2,854	$350

ANNUAL REPORT	DECEMBER 31, 2022	25

Statements of Operations

Year Ended December 31, 2022
(Amounts in thousands†)	Series C	Series LD

Investment Income:

Interest	$48,788	$4,402
Dividends from Investments in Affiliates	251	19
Total Income	49,039	4,421

Expenses:

Interest expense	1,909	1,606
Miscellaneous expense	5	1
Total Expenses	1,914	1,607

Net Investment Income (Loss)	47,125	2,814

Net Realized Gain (Loss):

Investments in securities	(79,941)	(8,120)
Investments in Affiliates	13	2
Exchange-traded or centrally cleared financial derivative instruments	(13,821)	6,016
Over the counter financial derivative instruments	24,412	679
Short sales	0	(9)
Foreign currency	(1,532)	(112)

Net Realized Gain (Loss)	(70,869)	(1,544)

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	(224,354)	(7,097)
Investments in Affiliates	5	2
Exchange-traded or centrally cleared financial derivative instruments	(8,743)	(495)
Over the counter financial derivative instruments	1,500	203
Foreign currency assets and liabilities	(583)	(18)

Net Change in Unrealized Appreciation (Depreciation)	(232,175)	(7,405)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(255,919)	$(6,135)

†	A zero balance may reflect actual amounts rounding to less than one thousand.

26	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

Series M	Series R	Series TE

$59,993	$24,141	$3,422
528	0	49
60,521	24,141	3,471

137	2,149	59
7	2	0
144	2,151	59

60,377	21,990	3,412

(66,637)	(14,007)	(3,735)
(11)	0	(41)
(60,207)	14,691	127
13,286	7,784	0
0	0	0
(2,752)	(940)	0

(116,321)	7,528	(3,649)

(167,196)	(74,147)	(8,297)
25	0	43
(2,330)	(1,254)	(23)
959	(1,915)	0
(711)	107	0

(169,253)	(77,209)	(8,277)

$(225,197)	$(47,691)	$(8,514)

ANNUAL REPORT	DECEMBER 31, 2022	27

Statements of Changes in Net Assets

	Series C		Series LD
(Amounts in thousands†)	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2022	Year Ended December 31, 2021

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$47,125	$48,773	$2,814	$3,437
Net realized gain (loss)	(70,869)	28,949	(1,544)	1,621
Net change in unrealized appreciation (depreciation)	(232,175)	(71,732)	(7,405)	(4,702)

Net Increase (Decrease) in Net Assets Resulting from Operations	(255,919)	5,990	(6,135)	356

Distributions to Shareholders:

From net investment income and/or net realized capital gains	(61,847)	(50,117)	(3,160)	(3,025)

Total Distributions(a)	(61,847)	(50,117)	(3,160)	(3,025)

Portfolio Share Transactions:

Receipts for shares sold	369,688	297,211	27,893	61,350
Cost of shares redeemed	(436,682)	(298,623)	(66,242)	(44,968)

Net increase (decrease) resulting from Portfolio share transactions	(66,994)	(1,412)	(38,349)	16,382

Total Increase (Decrease) in Net Assets	(384,760)	(45,539)	(47,644)	13,713

Net Assets:
Beginning of year	1,540,072	1,585,611	122,608	108,895
End of year	$1,155,312	$1,540,072	$74,964	$122,608

Shares of Beneficial Interest:

Shares sold	40,129	27,439	3,120	6,396
Shares redeemed	(47,849)	(27,590)	(7,423)	(4,693)
Net increase (decrease) in shares outstanding	(7,720)	(151)	(4,303)	1,703

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

28	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

Series M		Series R		Series TE
Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2022	Year Ended December 31, 2021

$60,377	$62,815	$21,990	$13,592	$3,412	$2,949
(116,321)	8,729	7,528	4,938	(3,649)	864
(169,253)	(47,531)	(77,209)	(3,495)	(8,277)	(1,211)

(225,197)	24,013	(47,691)	15,035	(8,514)	2,602

(63,547)	(74,982)	(28,718)	(13,319)	(3,325)	(2,925)

(63,547)	(74,982)	(28,718)	(13,319)	(3,325)	(2,925)

358,432	309,678	124,525	169,841	17,909	13,119
(442,628)	(300,555)	(90,990)	(69,609)	(24,827)	(15,807)

(84,196)	9,123	33,535	100,232	(6,918)	(2,688)

(372,940)	(41,846)	(42,874)	101,948	(18,757)	(3,011)

1,520,815	1,562,661	259,263	157,315	88,310	91,321
$1,147,875	$1,520,815	$216,389	$259,263	$69,553	$88,310

39,513	29,274	13,507	15,873	1,876	1,220
(49,282)	(28,454)	(10,278)	(6,503)	(2,604)	(1,461)
(9,769)	820	3,229	9,370	(728)	(241)

ANNUAL REPORT	DECEMBER 31, 2022	29

Statements of Cash Flows

Year Ended December 31, 2022 (Amounts in thousands†)	Series LD	Series R

Cash Flows Provided by (Used for) Operating Activities:

Net increase (decrease) in net assets resulting from operations	$(6,135)	$(47,691)

Adjustments to Reconcile Net Increase (Decrease) in Net Assets from Operations to Net Cash Provided by (Used for) Operating Activities:

Purchases of long-term securities	(104,056)	(425,716)
Proceeds from sales of long-term securities	305,443	352,910
(Purchases) Proceeds from sales of short-term portfolio investments, net	8,370	(1,283)
(Increase) decrease in deposits with counterparty	261	(1,469)
(Increase) decrease in receivable for investments sold	(40,298)	5,486
(Increase) decrease in interest and/or dividends receivable	266	(121)
(Increase) decrease in dividends receivable from Affiliates	(9)	0
Proceeds from (Payments on) exchange-traded or centrally cleared financial derivative instruments	5,537	13,214
Proceeds from (Payments on) over the counter financial derivative instruments	631	7,763
Increase (decrease) in payable for investments purchased	25,256	5,364
Increase (decrease) in deposits from counterparty	521	54
Proceeds from (Payments on) short sales transactions, net	15,196	0
Proceeds from (Payments on) foreign currency transactions	(130)	(833)
Net Realized (Gain) Loss
Investments in securities	8,120	14,007
Investments in Affiliates	(2)	0
Exchange-traded or centrally cleared financial derivative instruments	(6,016)	(14,691)
Over the counter financial derivative instruments	(679)	(7,784)
Short sales	9	0
Foreign currency	112	940
Net Change in Unrealized (Appreciation) Depreciation
Investments in securities	7,097	74,147
Investments in Affiliates	(2)	0
Exchange-traded or centrally cleared financial derivative instruments	495	1,254
Over the counter financial derivative instruments	(203)	1,915
Foreign currency assets and liabilities	18	(107)
Net amortization (accretion) on investments	683	3,600
Net Cash Provided by (Used for) Operating Activities	220,485	(19,041)

Cash Flows Received from (Used for) Financing Activities:

Proceeds from shares sold	27,922	124,878
Payments on shares redeemed	(67,120)	(90,592)
Cash distributions paid	(3,428)	(29,895)
Proceeds from reverse repurchase agreements	599,933	410
Payments on reverse repurchase agreements	(637,038)	(48,816)
Proceeds from sale-buyback transactions	4,684,287	6,093,280
Payments on sale-buyback transactions	(4,825,099)	(6,030,830)
Net Cash Received from (Used for) Financing Activities	(220,543)	18,435

Net Increase (Decrease) in Cash and Foreign Currency	(58)	(606)

Cash and Foreign Currency:

Beginning of year	228	1,951
End of year	$170	$1,345

Supplemental Disclosure of Cash Flow Information:

Interest expense paid during the year	$1,582	$2,226

†	A zero balance may reflect actual amounts rounding to less than one thousand.

A Statement of Cash Flows is presented when a Portfolio has a significant amount of borrowing during the year, based on the average total borrowing outstanding in relation to total assets or when substantially all of a Portfolio’s investments are not classified as Level 1 or 2 in the fair value hierarchy.

30	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

Schedule of Investments PIMCO Fixed Income SHares: Series C

December 31, 2022

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 139.4%

LOAN PARTICIPATIONS AND ASSIGNMENTS 1.5%

American Airlines, Inc.
8.993% (LIBOR03M + 4.750%) due 04/20/2028 ~		$3,400	$3,391

Bally’s Corp.
7.542% (LIBOR03M + 3.250%) due 10/02/2028 ~		5,955	5,526

SkyMiles IP Ltd.
7.993% (LIBOR03M + 3.750%) due 10/20/2027 ~		1,200	1,226

United Airlines, Inc.
8.108% (LIBOR03M + 3.750%) due 04/21/2028 ~		3,834	3,796

Zephyrus Capital Aviation Partners LLC
4.605% due 10/15/2038		3,579	3,062

Total Loan Participations and Assignments (Cost $17,981)			17,001

CORPORATE BONDS & NOTES 37.7%

BANKING & FINANCE 24.3%

American Assets Trust LP
3.375% due 02/01/2031		4,000	3,182

Ares Finance Co. LLC
3.250% due 06/15/2030		4,950	4,096

Aviation Capital Group LLC
3.500% due 11/01/2027		1,300	1,137

Avolon Holdings Funding Ltd.
2.528% due 11/18/2027		6,141	4,917

Banco Bilbao Vizcaya Argentaria SA
5.875% due 09/24/2023 •(c)(d)	EUR	1,000	1,031

Bank of America Corp.
3.419% due 12/20/2028 •		$25,728	23,341

Barclays PLC
2.894% due 11/24/2032 •		6,900	5,271
4.375% due 03/15/2028 •(c)(d)		200	153
7.250% due 03/15/2023 •(c)(d)	GBP	800	958
7.750% due 09/15/2023 •(c)(d)		$600	587

BNP Paribas SA
1.904% due 09/30/2028 •		8,000	6,674
4.400% due 08/14/2028		14,700	13,926
4.500% due 02/25/2030 •(c)(d)		900	692
4.625% due 02/25/2031 •(c)(d)		1,900	1,473

Brookfield Finance, Inc.
3.500% due 03/30/2051		7,100	4,535

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

CaixaBank SA
3.625% due 09/14/2028 •(c)(d)	EUR	200	$151

Carlyle Finance Subsidiary LLC
3.500% due 09/19/2029		$4,000	3,392

CI Financial Corp.
3.200% due 12/17/2030		3,200	2,434

Citigroup, Inc.
3.785% due 03/17/2033 •(e)		2,000	1,716

Cooperatieve Rabobank UA
4.655% due 08/22/2028 •		6,300	6,057

Credit Agricole SA
7.500% due 06/23/2026 •(c)(d)	GBP	100	118

Credit Suisse AG
6.500% due 08/08/2023 (d)		$7,466	7,248

Credit Suisse Group AG
7.500% due 07/17/2023 •(c)(d)		10,000	8,016

Crown Castle, Inc.
4.300% due 02/15/2029		3,000	2,839

Deutsche Bank AG
2.129% due 11/24/2026 •(e)		1,400	1,236
2.311% due 11/16/2027 •		9,500	8,067
3.729% due 01/14/2032 •(e)		1,200	882
3.961% due 11/26/2025 •		9,000	8,606
5.625% due 05/19/2031 •	EUR	200	209

Erste Group Bank AG
6.500% due 04/15/2024 •(c)(d)		400	419

Fairfax Financial Holdings Ltd.
4.230% due 06/14/2029	CAD	300	205

First American Financial Corp.
4.000% due 05/15/2030		$3,850	3,234

FleetBoston Financial Corp.
6.875% due 01/15/2028		2,120	2,243

Ford Motor Credit Co. LLC
2.748% due 06/14/2024	GBP	4,900	5,614
3.810% due 01/09/2024		$2,000	1,948
5.584% due 03/18/2024		400	396

Global Atlantic Fin Co.
3.125% due 06/15/2031		1,200	883

GLP Capital LP
4.000% due 01/15/2030		3,278	2,877
5.250% due 06/01/2025		2,450	2,412
5.300% due 01/15/2029		3,150	2,987

Goldman Sachs Group, Inc.
6.162% (SOFRRATE + 1.850%) due 03/15/2028 ~		20,000	19,709

Golub Capital BDC, Inc.
2.050% due 02/15/2027		4,000	3,258

Goodman U.S. Finance Three LLC
3.700% due 03/15/2028		3,200	2,893

HSBC Holdings PLC
4.583% due 06/19/2029 •		4,000	3,690

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2022	31

Schedule of Investments PIMCO Fixed Income SHares: Series C (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.875% due 09/28/2026 •(c)(d)	GBP	11,800	$12,762
6.000% due 09/29/2023 •(c)(d)	EUR	200	212
6.375% due 09/17/2024 •(c)(d)		$1,200	1,146
6.500% due 03/23/2028 •(c)(d)		400	369

Intesa Sanpaolo SpA
5.500% due 03/01/2028 •(c)(d)	EUR	250	222
5.875% due 09/01/2031 •(c)(d)		250	216

KKR Financial Holdings LLC
5.400% due 05/23/2033		$9,000	8,406

Liberty Mutual Group, Inc.
4.300% due 02/01/2061		2,000	1,223

Lloyds Banking Group PLC
7.500% due 09/27/2025 •(c)(d)		7,100	6,867

Maple Grove Funding Trust
4.161% due 08/15/2051		8,000	5,397

Massachusetts Mutual Life Insurance Co.
5.077% due 02/15/2069 •		4,500	4,019

Morgan Stanley
0.000% due 04/02/2032 þ(e)		7,000	3,998
3.591% due 07/22/2028 •		9,000	8,269

MPT Operating Partnership LP
3.692% due 06/05/2028	GBP	1,600	1,420

Nissan Motor Acceptance Co. LLC
2.750% due 03/09/2028		$3,000	2,435

Nordea Bank Abp
3.750% due 03/01/2029 •(c)(d)		5,850	4,531
6.625% due 03/26/2026 •(c)(d)		5,000	4,935

Park Aerospace Holdings Ltd.
5.500% due 02/15/2024		2,152	2,125

Sammons Financial Group, Inc.
3.350% due 04/16/2031		3,000	2,290

Societe Generale SA
5.375% due 11/18/2030 •(c)(d)		5,400	4,388

Synchrony Financial
3.950% due 12/01/2027		1,100	983

Tesco Property Finance PLC
5.411% due 07/13/2044	GBP	183	199
5.744% due 04/13/2040		599	678
5.801% due 10/13/2040		6,635	7,564

Wells Fargo & Co.
2.879% due 10/30/2030 •		$10,000	8,515
3.350% due 03/02/2033 •		8,000	6,761

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.150% due 01/24/2029		$5,400	$5,087

			280,729

INDUSTRIALS 11.7%

Air Canada Pass-Through Trust
3.750% due 06/15/2029		2,060	1,798
5.000% due 06/15/2025		2,734	2,677

Aker BP ASA
2.000% due 07/15/2026		1,300	1,150

Alaska Airlines Pass-Through Trust
4.800% due 02/15/2029		2,867	2,734

American Airlines Pass-Through Trust
3.200% due 12/15/2029		1,943	1,689
3.375% due 11/01/2028		5,367	4,486
3.575% due 07/15/2029		1,929	1,726
3.650% due 08/15/2030		2,568	2,291
3.700% due 04/01/2028		2,389	2,067

American Airlines, Inc.
5.500% due 04/20/2026		4,100	3,950
5.750% due 04/20/2029		1,700	1,557

Ashtead Capital, Inc.
4.250% due 11/01/2029		1,600	1,438

Bacardi Ltd.
4.450% due 05/15/2025		6,300	6,119

Bayer U.S. Finance LLC
4.375% due 12/15/2028		6,900	6,491

British Airways Pass-Through Trust
3.300% due 06/15/2034		2,672	2,274

CDW LLC
2.670% due 12/01/2026		4,200	3,737

Charter Communications Operating LLC
5.125% due 07/01/2049		2,000	1,520

Continental Airlines Pass-Through Trust
4.000% due 04/29/2026		1,325	1,265

Dell International LLC
5.300% due 10/01/2029		1,000	980

Energy Transfer LP
3.750% due 05/15/2030		450	398
5.250% due 04/15/2029		11,400	11,047

EQM Midstream Partners LP
4.125% due 12/01/2026		800	713

Ferguson Finance PLC
3.250% due 06/02/2030		2,500	2,126

Fraport AG Frankfurt Airport Services Worldwide
1.875% due 03/31/2028	EUR	2,600	2,404

Imperial Brands Finance PLC
3.875% due 07/26/2029		$4,000	3,429

Kansas City Southern
4.200% due 11/15/2069		4,600	3,421

32	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

December 31, 2022

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Las Vegas Sands Corp.
3.200% due 08/08/2024		$2,600	$2,459
3.500% due 08/18/2026		4,750	4,294

Marvell Technology, Inc.
4.875% due 06/22/2028		5,500	5,252

Melco Resorts Finance Ltd.
5.375% due 12/04/2029		400	322

Mileage Plus Holdings LLC
6.500% due 06/20/2027		1,800	1,794

Nissan Motor Co. Ltd.
3.522% due 09/17/2025		2,000	1,860
4.345% due 09/17/2027		2,900	2,634
4.810% due 09/17/2030		700	596

Rolls-Royce PLC
3.625% due 10/14/2025		200	185
4.625% due 02/16/2026	EUR	300	312
5.750% due 10/15/2027	GBP	1,100	1,224

Sands China Ltd.
2.800% due 03/08/2027		$2,700	2,316

Tennessee Gas Pipeline Co. LLC
2.900% due 03/01/2030		3,800	3,191

Trustees of the University of Pennsylvania
3.610% due 02/15/2119		6,500	4,334

U.S. Airways Pass-Through Trust
3.950% due 05/15/2027		488	444

United Airlines Pass-Through Trust
2.700% due 11/01/2033		4,423	3,581
2.875% due 04/07/2030		1,545	1,317
3.450% due 01/07/2030		1,656	1,398
4.000% due 10/11/2027		1,030	959
4.150% due 10/11/2025		905	877
5.875% due 04/15/2029		9,564	9,442

United Airlines, Inc.
4.625% due 04/15/2029		1,000	872

Vmed O2 U.K. Financing PLC
4.750% due 07/15/2031		6,000	4,886

Volkswagen Group of America Finance LLC
3.750% due 05/13/2030		1,300	1,145

Warnermedia Holdings, Inc.
4.279% due 03/15/2032		1,600	1,322

Weir Group PLC
2.200% due 05/13/2026		3,400	3,019

Westinghouse Air Brake Technologies Corp.
4.950% due 09/15/2028		1,400	1,347

			134,869

UTILITIES 1.7%

Cleveland Electric Illuminating Co.
4.550% due 11/15/2030		2,500	2,346

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Pacific Gas & Electric Co.
3.300% due 12/01/2027	$2,800	$2,476
3.500% due 06/15/2025	1,200	1,133
3.750% due 07/01/2028	1,800	1,600
3.950% due 12/01/2047	2,400	1,636
4.300% due 03/15/2045	700	499
4.500% due 07/01/2040	1,800	1,413
4.550% due 07/01/2030	3,400	3,090
5.250% due 03/01/2052	2,000	1,642

Toledo Edison Co.
2.650% due 05/01/2028	4,584	4,013

		19,848

Total Corporate Bonds & Notes (Cost $502,944)		435,446

MUNICIPAL BONDS & NOTES 3.6%

CALIFORNIA 0.7%

Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2021
3.487% due 06/01/2036	3,300	2,638
3.714% due 06/01/2041	4,500	3,382

University of California Revenue Bonds, Series 2012
4.858% due 05/15/2112	2,995	2,533

		8,553

ILLINOIS 0.1%

Illinois State General Obligation Bonds, (BABs), Series 2010
7.350% due 07/01/2035	1,017	1,071

MICHIGAN 0.9%

Michigan State University Revenue Bonds, Series 2022
4.165% due 08/15/2122	3,200	2,367

University of Michigan Revenue Bonds, Series 2022
4.454% due 04/01/2122	10,000	8,137

		10,504

NEW JERSEY 0.3%

Rutgers, The State University of New Jersey Revenue Bonds, Series 2019
3.915% due 05/01/2119	5,000	3,313

NEW YORK 0.6%

Port Authority of New York & New Jersey Revenue Bonds, Series 2019
3.287% due 08/01/2069	11,700	7,659

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2022	33

Schedule of Investments PIMCO Fixed Income SHares: Series C (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
VIRGINIA 0.3%

University of Virginia Revenue Bonds, Series 2019
3.227% due 09/01/2119	$5,500	$3,227

WEST VIRGINIA 0.7%

Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2020
4.875% due 06/01/2049	9,000	7,699

Total Municipal Bonds & Notes (Cost $56,942)		42,026

U.S. GOVERNMENT AGENCIES 40.1%

Freddie Mac
6.500% due 01/01/2038 - 10/01/2038	25	26

Ginnie Mae, TBA
2.500% due 01/01/2053	77,400	67,092

Uniform Mortgage-Backed Security
4.000% due 09/01/2048	266	254
4.500% due 08/01/2039 - 11/01/2041	109	108

Uniform Mortgage-Backed Security, TBA
2.500% due 02/01/2053	131,800	111,751
3.000% due 02/01/2053	8,500	7,468
3.500% due 02/01/2053	96,100	87,374
4.000% due 02/01/2053 - 03/01/2053	64,800	60,808
4.500% due 02/01/2053	133,200	128,230

Total U.S. Government Agencies (Cost $467,857)		463,111

U.S. TREASURY OBLIGATIONS 15.5%

U.S. Treasury Bonds
1.375% due 11/15/2040 (i)	10,000	6,507
1.750% due 08/15/2041 (g)(i)	100,000	68,482
2.000% due 11/15/2041 (g)	145,000	103,604

Total U.S. Treasury Obligations (Cost $252,250)		178,593

NON-AGENCY MORTGAGE-BACKED SECURITIES 7.2%

Angel Oak Mortgage Trust
1.581% due 09/25/2066 ~	2,369	1,865

Banc of America Funding Trust
4.273% due 01/20/2047 ^~	21	19

Bear Stearns Adjustable Rate Mortgage Trust
2.634% due 05/25/2034 ~	11	9
3.789% due 10/25/2033 ~	8	7

Bear Stearns ALT-A Trust
3.553% due 02/25/2036 ^~	265	185

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Cascade Funding Mortgage Trust
4.000% due 10/25/2068 ~		$1,179	$1,138

Citigroup Mortgage Loan Trust
3.790% due 09/25/2035 ~		18	17
6.080% due 09/25/2035 •		36	35

Commercial Mortgage Trust
5.618% due 12/15/2038 ~		9,700	8,969

Countrywide Alternative Loan Trust
4.789% due 05/25/2036 ~		31	26
6.000% due 08/25/2034		3,152	3,012

Countrywide Home Loan Mortgage Pass-Through Trust
3.680% due 08/25/2034 ^~		1	1
5.029% due 03/25/2035 •		50	40

Credit Suisse First Boston Mortgage-Backed Pass-Through Certificates
3.139% due 07/25/2033 ~		1	1

Credit Suisse Mortgage Capital Certificates
2.436% due 02/25/2061 ~		2,644	2,437

Credit Suisse Mortgage Capital Trust
1.926% due 07/27/2061 ~		5,543	5,031
2.691% due 03/25/2060 ~		5,913	5,662
4.991% due 08/25/2067 ~		2,110	2,056

Downey Savings & Loan Association Mortgage Loan Trust
3.728% due 07/19/2044 ~		206	184
4.859% due 08/19/2045 •		320	267

Eurosail PLC
4.461% due 06/13/2045 ~	GBP	612	730
4.461% due 06/13/2045 •		399	477

GreenPoint Mortgage Funding Trust
4.849% due 06/25/2045 ~		$772	557

GreenPoint Mortgage Funding Trust Pass-Through Certificates
3.726% due 10/25/2033 ~		1	1

GSR Mortgage Loan Trust
2.880% due 03/25/2033 •		4	4
3.767% due 09/25/2035 ~		49	46
3.955% due 09/25/2035 ~		46	45

HarborView Mortgage Loan Trust
4.719% due 01/19/2038 •		77	67
5.033% due 06/20/2035 ~		129	115

HomeBanc Mortgage Trust
4.909% due 01/25/2036 •		230	216

JP Morgan Mortgage Trust
2.675% due 02/25/2035 ~		5	4
3.062% due 11/25/2033 ~		11	10
3.453% due 07/25/2035 ~		90	87
3.708% due 07/25/2035 ~		28	28

Legacy Mortgage Asset Trust
1.892% due 10/25/2066 þ		2,721	2,500

34	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

December 31, 2022

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

LUXE Commercial Mortgage Trust
5.368% due 10/15/2038 ~		$3,530	$3,382

MFA Trust
1.381% due 04/25/2065 ~		1,602	1,444
1.947% due 04/25/2065 ~		1,628	1,473

Morgan Stanley Capital Trust
2.428% due 04/05/2042 ~		5,000	3,822

Morgan Stanley Mortgage Loan Trust
3.888% due 08/25/2034 ~		170	164

Natixis Commercial Mortgage Securities Trust
5.268% due 08/15/2038 •		1,200	1,130

New York Mortgage Trust
1.670% due 08/25/2061 þ		5,479	4,938

Preston Ridge Partners Mortgage LLC
3.720% due 02/25/2027 þ		3,525	3,312

Residential Accredit Loans, Inc. Trust
4.809% due 04/25/2046 ~		700	208

Residential Mortgage Securities PLC
4.681% due 06/20/2070 ~	GBP	6,774	8,160

Structured Adjustable Rate Mortgage Loan Trust
3.780% due 02/25/2034 ~		$14	13

Structured Asset Mortgage Investments Trust
5.009% due 09/25/2045 •		269	245

Towd Point Mortgage Funding
3.826% due 07/20/2045 ~	GBP	9,404	11,247

Towd Point Mortgage Trust
5.389% due 10/25/2059 ~		$4,445	4,402

WaMu Mortgage Pass-Through Certificates Trust
3.048% due 02/25/2046 ~		249	219
5.009% due 01/25/2045 ~		24	23
5.129% due 11/25/2034 •		384	347

Warwick Finance Residential Mortgages PLC
4.387% (SONIO/N + 0.950%) due 12/21/2049 ~	GBP	728	880

Wells Fargo Mortgage-Backed Securities Trust
4.243% due 10/25/2037 ~		$1,834	1,616

Total Non-Agency Mortgage-Backed Securities (Cost $89,589)			82,873

ASSET-BACKED SECURITIES 27.7%

AASET Trust
2.798% due 01/15/2047		6,109	4,932

ACE Securities Corp. Home Equity Loan Trust
5.169% due 04/25/2034 ~		244	229

ACREC Ltd.
5.476% due 10/16/2036 ~		2,000	1,928

Ameriquest Mortgage Securities Trust
4.974% due 03/25/2036 ~		7	7

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
5.304% due 01/25/2035 ~		$2,877	$2,764
5.409% due 01/25/2035 •		1,269	1,150

Apex Credit CLO Ltd.
5.736% due 09/20/2029 ~		2,880	2,833

Aqueduct European CLO DAC
2.096% due 07/20/2030 ~	EUR	6,461	6,780

Arbor Realty Commercial Real Estate Notes Ltd.
5.668% due 11/15/2036 •		$7,600	7,349

Aurium CLO DAC
2.048% due 04/16/2030 ~	EUR	6,824	7,161

Bear Stearns Asset-Backed Securities Trust
5.124% due 09/25/2035 ~		$3,838	3,823
5.389% due 10/25/2037 ~		8	8

BlueMountain Fuji EUR CLO DAC
2.208% due 04/15/2034 •	EUR	6,000	6,126

BlueMountain Fuji EUR CLO II DAC
2.028% due 07/15/2030 ~		6,339	6,628

BlueMountain Fuji Eur CLO V DAC
2.288% due 01/15/2033 ~		7,550	7,784

BNPP AM Euro CLO DAC
1.978% due 04/15/2031 ~		1,800	1,868

Cairn CLO DAC
2.178% due 04/30/2031 ~		5,921	6,182
2.275% due 01/31/2030 •		4,865	5,105

Centex Home Equity Loan Trust
5.349% due 10/25/2035 ~		$4,279	4,163

CLNC Ltd.
5.689% due 08/20/2035 •		5,413	5,320

Conseco Finance Corp.
6.530% due 02/01/2031 ~		1,018	892

Crestline Denali CLO Ltd.
5.465% due 10/23/2031 ~		12,800	12,561

CVC Cordatus Loan Fund DAC
2.676% due 09/15/2031 ~	EUR	4,500	4,688

ECAF Ltd.
3.473% due 06/15/2040		$119	74
4.947% due 06/15/2040		347	218

ECMC Group Student Loan Trust
5.139% due 02/27/2068 •		5,352	5,093

Gallatin CLO Ltd.
5.169% due 07/15/2031 ~		8,880	8,727

GoldenTree Loan Management EUR CLO DAC
2.356% due 01/20/2032 •	EUR	3,200	3,313

GSAMP Trust
5.169% due 07/25/2045 •		$1,544	1,505

Harvest CLO DAC
2.018% due 10/15/2031 •	EUR	7,500	7,804
2.433% due 11/18/2029 •		302	319

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2022	35

Schedule of Investments PIMCO Fixed Income SHares: Series C (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Jubilee CLO DAC
2.846% due 12/15/2029 •	EUR	8,004	$8,407

LCCM Trust
5.768% due 11/15/2038 ~		$5,000	4,804

MACH Cayman Ltd.
3.474% due 10/15/2039		1,698	1,375

Madison Park Funding Ltd.
5.155% due 04/22/2027 ~		5,228	5,175

Man GLG Euro CLO DAC
2.058% due 10/15/2030 •	EUR	2,816	2,945
2.736% due 12/15/2031 ~		7,300	7,581

Marble Point CLO Ltd.
5.119% due 10/15/2030 •		$5,200	5,100

Merrill Lynch Mortgage Investors Trust
4.629% due 02/25/2037 •		144	44

METAL LLC
4.581% due 10/15/2042		1,881	988

Morgan Stanley ABS Capital, Inc. Trust
5.034% due 09/25/2035 ~		30	30
5.639% due 07/25/2037 •		7,000	5,827

Morgan Stanley Mortgage Loan Trust
5.109% due 04/25/2037 •		90	27

Navient Student Loan Trust
5.439% due 12/27/2066 •		11,734	11,543

Nomura Home Equity Loan, Inc. Home Equity Loan Trust
5.274% due 09/25/2035 ~		149	148

OCP Euro CLO DAC
2.382% due 09/22/2034 •	EUR	7,200	7,491

OZLM Ltd.
5.343% due 10/20/2031 ~		$2,000	1,961

Pagaya AI Debt Selection Trust
1.150% due 05/15/2029		1,809	1,763

Palmer Square European Loan Funding DAC
2.098% due 10/15/2031 •	EUR	5,867	6,091

Palmer Square Loan Funding Ltd.
4.879% due 10/15/2029 ~		$7,167	7,062

PRET LLC
1.868% due 07/25/2051 þ		4,671	4,146
1.992% due 02/25/2061 þ		2,528	2,292

Progress Residential Trust
2.393% due 12/17/2040		2,100	1,732

Residential Asset Securities Corp. Trust
5.079% due 11/25/2035 •		1,451	1,426
5.109% due 01/25/2036 •		1,500	1,446
5.349% due 08/25/2035 •		6,189	6,062

S-Jets Ltd.
3.967% due 08/15/2042		3,756	2,919

Securitized Asset-Backed Receivables LLC Trust
5.169% due 02/25/2034 •		6,870	6,614

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Segovia European CLO DAC
2.173% due 01/18/2031 •	EUR	1,028	$1,080

Sound Point CLO Ltd.
5.225% due 01/23/2029 ~		$10,305	10,177
5.293% due 10/20/2028 •		5,803	5,757
5.338% due 07/25/2030 •		11,700	11,524

Starwood Commercial Mortgage Trust
5.526% due 04/18/2038 ~		7,800	7,563

Stonepeak ABS
2.301% due 02/28/2033		1,517	1,352

Structured Asset Investment Loan Trust
5.094% due 03/25/2034 ~		1,677	1,578

Symphony CLO Ltd.
4.959% due 04/15/2028 •		4,317	4,288

TICP CLO Ltd.
5.083% due 04/20/2028 •		3,855	3,844

Toro European CLO DAC
2.239% due 01/12/2032 •	EUR	2,500	2,578

Venture CLO Ltd.
4.959% due 04/15/2027 ~		$15,719	15,695
5.143% due 10/20/2028 •		6,710	6,629
5.263% due 04/20/2029 ~		12,673	12,548

Vertical Bridge Holdings LLC
3.706% due 02/15/2057		2,000	1,587

WAVE LLC
3.597% due 09/15/2044		2,026	1,543

Total Asset-Backed Securities (Cost $342,953)			320,076

SOVEREIGN ISSUES 0.3%

Romania Government International Bond
1.750% due 07/13/2030	EUR	5,200	3,889

Total Sovereign Issues (Cost $6,130)			3,889

		SHARES
PREFERRED SECURITIES 5.2%

BANKING & FINANCE 4.5%

American Express Co.
3.550% due 09/15/2026 •(c)		3,600,000	2,964

Bank of America Corp.
5.875% due 03/15/2028 •(c)		6,700,000	5,941

CaixaBank SA
6.750% due 06/13/2024 •(c)(d)		200,000	209

36	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

December 31, 2022

	SHARES	MARKET VALUE (000S)

Capital Farm Credit ACA
5.000% due 03/15/2026 •(c)	4,700,000	$4,078

Charles Schwab Corp.
4.000% due 12/01/2030 •(c)	5,000,000	3,985
5.000% due 12/01/2027 •(c)	5,000,000	4,183

Citigroup, Inc.
3.875% due 02/18/2026 •(c)	5,300,000	4,537

CoBank ACB
4.250% due 01/01/2027 •(c)	2,000,000	1,709
6.450% due 10/01/2027 •(c)	5,500,000	5,429

Goldman Sachs Group, Inc.
3.800% due 05/10/2026 •(c)	2,300,000	1,889

MetLife Capital Trust
7.875% due 12/15/2067	600,000	650

PNC Financial Services Group, Inc.
3.400% due 09/15/2026 •(c)	5,000,000	3,965

Wells Fargo & Co.
5.900% due 06/15/2024 •(c)	13,400,000	12,167

		51,706

INDUSTRIALS 0.7%

General Electric Co.
8.099% (US0003M + 3.330%) due 03/15/2023 ~(c)	9,000,000	8,927

Total Preferred Securities (Cost $68,258)		60,633

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 0.6%

REPURCHASE AGREEMENTS (f) 0.4%
		$4,074

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY BILLS 0.2%
3.989% due 01/05/2023 - 03/23/2023 (a)(b)(k)	$2,334	$2,321

Total Short-Term Instruments (Cost $6,396)		6,395

Total Investments in Securities (Cost $1,811,300)		1,610,043

	SHARES
INVESTMENTS IN AFFILIATES 4.0%

SHORT-TERM INSTRUMENTS 4.0%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 4.0%

PIMCO Short-Term Floating NAV Portfolio III	4,805,162	46,687

Total Short-Term Instruments (Cost $46,682)		46,687

Total Investments in Affiliates (Cost $46,682)		46,687

Total Investments 143.4% (Cost $1,857,982)		$1,656,730

Financial Derivative Instruments (h)(j) (0.2)% (Cost or Premiums, net $(370))		(2,399)

Other Assets and Liabilities, net (43.2)%		(499,019)

Net Assets 100.0%		$1,155,312

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.

^	Security is in default.

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.

(a)	Coupon represents a weighted average yield to maturity.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2022	37

Schedule of Investments PIMCO Fixed Income SHares: Series C (Cont.)

(b)	Zero coupon security.

(c)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

(d)	Contingent convertible security.

(e)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Citigroup, Inc.	3.785%	03/17/2033	03/10/2022	$2,000	$1,716	0.15%
Deutsche Bank AG	2.129	11/24/2026	11/17/2020	1,400	1,236	0.11
Deutsche Bank AG	3.729	01/14/2032	01/11/2021	1,200	882	0.08
Morgan Stanley	0.000	04/02/2032	02/11/2020	6,095	3,998	0.35

				$10,695	$7,832	0.69%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(f)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	1.900%	12/30/2022	01/03/2023	$4,074	U.S. Treasury Bills 0.000% due 06/08/2023	$(4,156)	$4,074	$4,074

Total Repurchase Agreements						$(4,156)	$4,074	$4,074

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date	Amount Borrowed(2)	Payable for Reverse Repurchase Agreements
BOS	4.200%	11/14/2022	01/09/2023	$(6,621)	$(6,659)
BSN	4.150	11/03/2022	01/04/2023	(59,246)	(59,663)

Total Reverse Repurchase Agreements					$(66,322)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of December 31, 2022:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/ (Received)	Net Exposure(3)
Global/Master Repurchase Agreement
BOS	$0	$(6,659)	$0	$(6,659)	$6,400	$(259)
BSN	0	(59,663)	0	(59,663)	59,023	(640)
FICC	4,074	0	0	4,074	(4,156)	(82)

Total Borrowings and Other Financing Transactions	$4,074	$(66,322)	$0

38	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

December 31, 2022

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
U.S. Treasury Obligations	$0	$(66,322)	$0	$0	$(66,322)

Total Borrowings	$0	$(66,322)	$0	$0	$(66,322)

Payable for reverse repurchase agreements					$(66,322)

(g)	Securities with an aggregate market value of $67,799 have been pledged as collateral under the terms of the above master agreements as of December 31, 2022.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended December 31, 2022 was $(179,899) at a weighted average interest rate of 0.981%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(h)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Ultra Treasury Note March Futures	03/2023	1,310	$(154,948)	$2,566	$82	$0

Total Futures Contracts				$2,566	$82	$0

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2022(2)	Notional Amount(3)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
										Asset	Liability
AT&T, Inc.	1.000%	Quarterly	06/20/2025	0.947%		$3,700	$(140)	$146	$6	$0	$(1)
AT&T, Inc.	1.000	Quarterly	12/20/2026	1.022		700	10	(10)	0	0	0
Auchan Holding SA	1.000	Quarterly	12/20/2027	2.280	EUR	500	(29)	(1)	(30)	0	0
Boeing Co.	1.000	Quarterly	12/20/2026	1.297		$1,500	(7)	(8)	(15)	1	0
British Telecommunications PLC	1.000	Quarterly	12/20/2027	1.531	EUR	2,000	(8)	(42)	(50)	1	0
British Telecommunications PLC	1.000	Quarterly	06/20/2028	1.674		2,000	(12)	(57)	(69)	0	(1)
Energy Transfer Operating LP	1.000	Quarterly	12/20/2025	0.751		$3,500	(44)	70	26	2	0
General Electric Co.	1.000	Quarterly	12/20/2023	0.438		5,800	(201)	234	33	1	0
General Electric Co.	1.000	Quarterly	06/20/2024	0.522		3,400	(5)	30	25	0	(1)
General Electric Co.	1.000	Quarterly	12/20/2024	0.564		1,400	(23)	35	12	0	0

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2022	39

Schedule of Investments PIMCO Fixed Income SHares: Series C (Cont.)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2022(2)	Notional Amount(3)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
									Asset	Liability
General Electric Co.	1.000%	Quarterly	06/20/2026	0.801%	$ 400	$3	$0	$3	$0	$0
Tesco PLC	1.000	Quarterly	06/20/2028	1.445	EUR 1,700	5	(44)	(39)	0	(1)
Verizon Communications, Inc.	1.000	Quarterly	12/20/2026	1.009	$ 1,400	32	(32)	0	0	0

						$(419)	$321	$(98)	$5	$(4)

INTEREST RATE SWAPS

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
									Asset	Liability
Pay	3-Month CAD-Bank Bill	0.980%	Semi-Annual	02/26/2024	CAD 232,300	$217	$(9,495)	$(9,278)	$0	$(58)
Pay	3-Month CAD-Bank Bill	0.880	Semi-Annual	03/03/2024	107,000	6	(4,414)	(4,408)	0	(31)

						$223	$(13,909)	$(13,686)	$0	$(89)

Total Swap Agreements						$(196)	$(13,588)	$(13,784)	$5	$(93)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2022:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$82	$5	$87	$0	$0	$(93)	$(93)

(i)

Securities with an aggregate market value of $17,321 and cash of $25,877 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of December 31, 2022. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

40	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

December 31, 2022

(j) FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BOA	01/2023	$		51		ZAR	908	$2	$0
BPS	02/2023		IDR	816,477	$		52	0	(1)
	03/2023		COP	2,774,539			567	2	0
	03/2023		INR	10,891			131	0	0
	03/2023		MXN	11,314			561	0	(11)
BRC	01/2023	$		1,343		GBP	1,107	0	(4)
	01/2023			566		SGD	762	3	0
GLM	01/2023			296		PLN	1,502	47	0
	03/2023		COP	2,774,539	$		575	10	0
	03/2023	$		575		COP	2,774,539	0	(11)
	05/2023			7		ZAR	123	0	0
JPM	01/2023		GBP	43,655	$		52,715	0	(71)
	02/2023		IDR	1,410,220			90	0	(1)
	02/2023	$		57		TWD	1,727	0	0
	03/2023		IDR	1,509,788	$		96	0	0
MBC	01/2023		EUR	105,183			110,239	0	(2,402)
	03/2023		IDR	916,358			59	0	0
MYI	01/2023		AUD	395			265	0	(4)
	02/2023	$		105		TWD	3,193	0	0
	03/2023		IDR	1,291,150	$		82	0	(1)
SCX	01/2023		CAD	2,795			2,081	16	0
	01/2023	$		915		EUR	859	5	0
	01/2023			162		KRW	213,621	7	0
	02/2023		IDR	1,483,872	$		94	0	(1)
	02/2023	$		510		TWD	15,691	3	0
TOR	01/2023		CAD	7,106	$		5,286	38	0
UAG	02/2023		IDR	2,202,297			139	0	(3)
	03/2023	$		65		ZAR	1,165	3	0

Total Forward Foreign Currency Contracts								$136	$(2,510)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - SELL PROTECTION(1)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2022(2)	Notional Amount(3)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(4)
									Asset	Liability
GST	Mexico Government International Bond	1.000%	Quarterly	06/20/2023	0.336%	$2,300	$(21)	$29	$8	$0
	Mexico Government International Bond	1.000	Quarterly	12/20/2024	0.640	1,700	(14)	26	12	0
	Mexico Government International Bond	1.000	Quarterly	12/20/2027	1.305	1,100	(46)	32	0	(14)
JPM	Mexico Government International Bond	1.000	Quarterly	06/20/2026	0.961	600	(5)	6	1	0
MYC	Mexico Government International Bond	1.000	Quarterly	12/20/2024	0.640	1,400	(12)	22	10	0
	Mexico Government International Bond	1.000	Quarterly	12/20/2025	0.846	200	(3)	4	1	0
	Mexico Government International Bond	1.000	Quarterly	12/20/2026	1.048	2,000	5	(8)	0	(3)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2022	41

Schedule of Investments PIMCO Fixed Income SHares: Series C (Cont.)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2022(2)	Notional Amount(3)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(4)
									Asset	Liability
	Mexico Government International Bond	1.000%	Quarterly	06/20/2027	1.191%	$700	$(2)	$(3)	$0	$(5)
	Mexico Government International Bond	1.000	Quarterly	12/20/2027	1.305	2,200	(76)	47	0	(29)

Total Swap Agreements							$(174)	$155	$32	$(51)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of December 31, 2022:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(5)
BOA	$2	$0	$0	$2	$0	$0	$0	$0	$2	$0	$2
BPS	2	0	0	2	(12)	0	0	(12)	(10)	0	(10)
BRC	3	0	0	3	(4)	0	0	(4)	(1)	0	(1)
GLM	57	0	0	57	(11)	0	0	(11)	46	0	46
GST	0	0	20	20	0	0	(14)	(14)	6	0	6
JPM	0	0	1	1	(72)	0	0	(72)	(71)	0	(71)
MBC	0	0	0	0	(2,402)	0	0	(2,402)	(2,402)	1,872	(530)
MYC	0	0	11	11	0	0	(37)	(37)	(26)	0	(26)
MYI	0	0	0	0	(5)	0	0	(5)	(5)	0	(5)
SCX	31	0	0	31	(1)	0	0	(1)	30	0	30
TOR	38	0	0	38	0	0	0	0	38	0	38
UAG	3	0	0	3	(3)	0	0	(3)	0	0	0

Total Over the Counter	$136	$0	$32	$168	$(2,510)	$0	$(51)	$(2,561)

(k)

Securities with an aggregate market value of $1,872 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of December 31, 2022.

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

42	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

December 31, 2022

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of December 31, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$82	$82
Swap Agreements	0	5	0	0	0	5

	$0	$5	$0	$0	$82	$87

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$136	$0	$136
Swap Agreements	0	32	0	0	0	32

	$0	$32	$0	$136	$0	$168

	$0	$37	$0	$136	$82	$255

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Swap Agreements	$0	$4	$0	$0	$89	$93

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,510	$0	$2,510
Swap Agreements	0	51	0	0	0	51

	$0	$51	$0	$2,510	$0	$2,561

	$0	$55	$0	$2,510	$89	$2,654

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended December 31, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(11,631)	$(11,631)
Swap Agreements	0	(670)	0	0	(1,520)	(2,190)

	$0	$(670)	$0	$0	$(13,151)	$(13,821)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$23,348	$0	$23,348
Purchased Options	0	0	0	0	398	398
Written Options	0	242	0	0	(352)	(110)
Swap Agreements	0	776	0	0	0	776

	$0	$1,018	$0	$23,348	$46	$24,412

	$0	$348	$0	$23,348	$(13,105)	$10,591

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2022	43

Schedule of Investments PIMCO Fixed Income SHares: Series C (Cont.)

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$1,104	$1,104
Swap Agreements	0	(459)	0	0	(9,388)	(9,847)

	$0	$(459)	$0	$0	$(8,284)	$(8,743)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,090	$0	$2,090
Written Options	0	(97)	0	0	(19)	(116)
Swap Agreements	0	(474)	0	0	0	(474)

	$0	$(571)	$0	$2,090	$(19)	$1,500

	$0	$(1,030)	$0	$2,090	$(8,303)	$(7,243)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2022 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2022
Investments in Securities, at Value
Loan Participations and Assignments	$0	$17,001	$0	$17,001
Corporate Bonds & Notes
Banking & Finance	0	280,729	0	280,729
Industrials	0	134,869	0	134,869
Utilities	0	19,848	0	19,848
Municipal Bonds & Notes
California	0	8,553	0	8,553
Illinois	0	1,071	0	1,071
Michigan	0	10,504	0	10,504
New Jersey	0	3,313	0	3,313
New York	0	7,659	0	7,659
Virginia	0	3,227	0	3,227
West Virginia	0	7,699	0	7,699
U.S. Government Agencies	0	463,111	0	463,111
U.S. Treasury Obligations	0	178,593	0	178,593
Non-Agency Mortgage-Backed Securities	0	82,873	0	82,873
Asset-Backed Securities	0	320,076	0	320,076
Sovereign Issues	0	3,889	0	3,889
Preferred Securities
Banking & Finance	0	51,706	0	51,706
Industrials	0	8,927	0	8,927
Short-Term Instruments
Repurchase Agreements	0	4,074	0	4,074
U.S. Treasury Bills	0	2,321	0	2,321

	$0	$1,610,043	$0	$1,610,043

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$46,687	$0	$0	$46,687

Total Investments	$46,687	$1,610,043	$0	$1,656,730

44	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

December 31, 2022

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2022

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$0	$87	$0	$87
Over the counter	0	168	0	168

	$0	$255	$0	$255

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(93)	0	(93)
Over the counter	0	(2,561)	0	(2,561)

	$0	$(2,654)	$0	$(2,654)

Total Financial Derivative Instruments	$0	$(2,399)	$0	$(2,399)

Totals	$46,687	$1,607,644	$0	$1,654,331

There were no significant transfers into or out of Level 3 during the period ended December 31, 2022.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2022	45

Schedule of Investments PIMCO Fixed Income SHares: Series LD

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 172.7%

CORPORATE BONDS & NOTES 88.6%

BANKING & FINANCE 46.8%

AerCap Ireland Capital DAC
1.650% due 10/29/2024 (d)		$1,200	$1,108
4.500% due 09/15/2023 (d)		1,000	994

Air Lease Corp.
2.750% due 01/15/2023 (d)		1,300	1,298

Ally Financial, Inc.
1.450% due 10/02/2023 (d)		1,000	970

American Tower Corp.
3.375% due 05/15/2024 (d)		1,200	1,168

Avolon Holdings Funding Ltd.
5.500% due 01/15/2023 (d)		400	399

Banco Santander SA
3.892% due 05/24/2024 (d)		1,000	979

Barclays PLC
5.304% due 08/09/2026 •(d)		600	596
5.396% (BBSW3M + 2.150%) due 06/26/2024 ~	AUD	500	343
6.024% (US0003M + 1.380%) due 05/16/2024 ~(d)		$700	700

BNP Paribas SA
4.705% due 01/10/2025 •(d)		1,600	1,585

BPCE SA
1.652% due 10/06/2026 •(d)		1,000	890

Corebridge Financial, Inc.
3.650% due 04/05/2027 (d)		400	373

Credit Suisse Group AG
5.975% (US0003M + 1.240%) due 06/12/2024 ~		700	663

Danske Bank AS
5.795% (US0003M + 1.060%) due 09/12/2023 ~(d)		500	500

Deutsche Bank AG
0.962% due 11/08/2023 (d)		1,100	1,059
2.222% due 09/18/2024 •(d)		500	483

First Abu Dhabi Bank PJSC
5.400% (US0003M + 0.850%) due 08/08/2023 ~		1,000	1,000

Five Corners Funding Trust
4.419% due 11/15/2023 (d)		500	496

FS KKR Capital Corp.
1.650% due 10/12/2024 (d)		1,200	1,084

GA Global Funding Trust
1.250% due 12/08/2023 (d)		1,200	1,152
1.625% due 01/15/2026 (d)		400	356

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

HSBC Holdings PLC
6.115% (US0003M + 1.380%) due 09/12/2026 ~(d)		$2,070	$2,039

LeasePlan Corp. NV
2.875% due 10/24/2024 (d)		2,100	1,972

Lloyds Banking Group PLC
4.518% (BBSW3M + 1.400%) due 03/07/2025 ~	AUD	1,000	673
4.716% due 08/11/2026 •(d)		$1,000	979

Nationwide Building Society
4.363% due 08/01/2024 •(d)		2,000	1,974

NatWest Group PLC
4.519% due 06/25/2024 •(d)		900	892

Nomura Holdings, Inc.
1.851% due 07/16/2025 (d)		200	182
2.329% due 01/22/2027 (d)		1,700	1,490

Park Aerospace Holdings Ltd.
4.500% due 03/15/2023 (d)		700	698

QNB Finance Ltd.
4.883% (BBSW3M + 1.750%) due 02/01/2023 ~	AUD	1,500	1,022
5.988% (US0003M + 1.250%) due 03/21/2024 ~		$600	604

Scentre Group Trust
3.500% due 02/12/2025		800	766

SMBC Aviation Capital Finance DAC
3.550% due 04/15/2024 (d)		300	290

Societe Generale SA
1.488% due 12/14/2026 •(d)		1,900	1,653

Stellantis Finance U.S., Inc.
1.711% due 01/29/2027 (d)		800	687

UBS Group AG
4.488% due 05/12/2026 •(d)		700	685

VICI Properties LP
4.375% due 05/15/2025 (d)		300	292

			35,094

INDUSTRIALS 34.8%

BAT Capital Corp.
3.222% due 08/15/2024 (d)		1,600	1,542
3.557% due 08/15/2027 (d)		400	366

Berry Global, Inc.
0.950% due 02/15/2024 (d)		600	569
1.570% due 01/15/2026 (d)		600	535
4.875% due 07/15/2026 (d)		600	579

Boeing Co.
4.508% due 05/01/2023 (d)		500	499

46	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

December 31, 2022

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Broadcom, Inc.
2.250% due 11/15/2023 (d)		$200	$195
3.459% due 09/15/2026 (d)		900	849

CenterPoint Energy Resources Corp.
0.700% due 03/02/2023 (d)		300	298
5.279% (US0003M + 0.500%) due 03/02/2023 ~(d)		200	200

Charter Communications Operating LLC
6.090% (US0003M + 1.650%) due 02/01/2024 ~(d)		1,400	1,407

DAE Funding LLC
1.550% due 08/01/2024 (d)		600	558

Dell International LLC
5.450% due 06/15/2023 (d)		165	165

Delta Air Lines, Inc.
7.375% due 01/15/2026 (d)		500	512

Gilead Sciences, Inc.
1.200% due 10/01/2027 (d)		700	595

Global Payments, Inc.
1.200% due 03/01/2026 (d)		700	611

Imperial Brands Finance PLC
3.125% due 07/26/2024 (d)		650	622
6.125% due 07/27/2027 (d)		1,100	1,096

International Flavors & Fragrances, Inc.
1.230% due 10/01/2025 (d)		1,000	884

Kansas City Southern
3.000% due 05/15/2023 (d)		1,500	1,487

Lennar Corp.
4.500% due 04/30/2024 (d)		400	395

Nissan Motor Co. Ltd.
3.043% due 09/15/2023 (d)		1,000	980

Pacific National Finance Pty. Ltd.
6.000% due 04/07/2023 (d)		1,000	1,000

Petronas Energy Canada Ltd.
2.112% due 03/23/2028 (d)		1,000	876

Renesas Electronics Corp.
1.543% due 11/26/2024		1,700	1,560

Saudi Arabian Oil Co.
1.250% due 11/24/2023 (d)		600	578
2.875% due 04/16/2024		1,000	971

TD SYNNEX Corp.
1.250% due 08/09/2024 (d)		2,000	1,859

Transurban Queensland Finance Pty. Ltd.
5.238% (BBSW3M + 2.050%) due 12/16/2024 ~	AUD	1,500	1,035

Warnermedia Holdings, Inc.
3.638% due 03/15/2025 (d)		$700	666

Westinghouse Air Brake Technologies Corp.
4.400% due 03/15/2024 (d)		800	787
4.950% due 09/15/2028 (d)		300	289

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Woodside Finance Ltd.
3.650% due 03/05/2025	$600	$576
3.700% due 09/15/2026	1,000	936

		26,077

UTILITIES 7.0%

AES Corp.
1.375% due 01/15/2026 (d)	1,300	1,156

Israel Electric Corp. Ltd.
5.000% due 11/12/2024	1,500	1,487

KT Corp.
4.000% due 08/08/2025 (d)	1,400	1,363

Pacific Gas & Electric Co.
2.100% due 08/01/2027 (d)	200	171
2.950% due 03/01/2026 (d)	100	92
3.250% due 06/15/2023 (d)	100	99
3.400% due 08/15/2024 (d)	200	192
3.850% due 11/15/2023	100	98
4.950% due 06/08/2025 (d)	500	493

Trans-Allegheny Interstate Line Co.
3.850% due 06/01/2025 (d)	100	97

		5,248

Total Corporate Bonds & Notes (Cost $70,328)		66,419

MUNICIPAL BONDS & NOTES 1.0%

ILLINOIS 0.4%

Illinois State General Obligation Notes, Series 2020
5.375% due 05/01/2023	300	302

PENNSYLVANIA 0.6%

Pennsylvania Higher Education Assistance Agency Revenue Bonds, Series 2006
4.488% (US0003M + 0.130%) due 10/25/2036 ~	485	477

Total Municipal Bonds & Notes (Cost $778)		779

U.S. GOVERNMENT AGENCIES 1.8%

Freddie Mac
1.000% due 09/15/2044 (d)	1,567	1,326

Ginnie Mae
4.522% due 08/20/2061 ~	1	1
4.803% due 10/20/2037 ~	20	20

Total U.S. Government Agencies (Cost $1,595)		1,347

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2022	47

Schedule of Investments PIMCO Fixed Income SHares: Series LD (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NON-AGENCY MORTGAGE-BACKED SECURITIES 33.0%

Avon Finance PLC
4.331% due 09/20/2048 •	GBP	590	$700

Banc of America Funding Trust
4.496% due 09/20/2034 ~		$17	16

Bear Stearns Adjustable Rate Mortgage Trust
2.842% due 04/25/2033 ~		10	10
3.830% due 01/25/2034 ~		3	3
4.191% due 11/25/2034 ~		18	16

Brass PLC
5.344% due 11/16/2066 ~		27	27

BWAY Mortgage Trust
5.568% due 09/15/2036 •		1,400	1,338

BX Commercial Mortgage Trust
5.018% due 01/15/2034 •		1,200	1,163

Citigroup Mortgage Loan Trust
4.371% due 05/25/2051 ~		939	859
5.410% due 10/25/2035 ~		2	2

Credit Suisse First Boston Mortgage Securities Corp.
3.187% due 06/25/2033 ~		5	5
6.500% due 04/25/2033		14	14

DROP Mortgage Trust
5.470% due 10/15/2043 •		1,500	1,431

Extended Stay America Trust
5.398% due 07/15/2038 ~		1,269	1,234

GCAT Trust
1.348% due 05/25/2066 ~		588	473
1.503% due 05/25/2066 ~		588	464

GCT Commercial Mortgage Trust
5.118% due 02/15/2038 •		200	186

Gemgarto PLC
3.999% due 12/16/2067 •	GBP	1,212	1,441

GS Mortgage Securities Corp.
7.736% due 08/15/2039 ~		$1,200	1,211

GS Mortgage-Backed Securities Trust
4.371% due 02/25/2052 •		1,313	1,200
4.778% due 12/25/2051 •		442	404

GSR Mortgage Loan Trust
3.767% due 09/25/2035 ~		2	2
7.303% due 08/25/2033 •		31	29

Impac CMB Trust
5.029% due 03/25/2035 ~		141	128
5.389% due 07/25/2033 ~		56	55

InTown Mortgage Trust
6.825% due 08/15/2039 ~		400	398

JP Morgan Chase Commercial Mortgage Securities Trust
5.768% due 12/15/2031 •		530	505

JP Morgan Mortgage Trust
2.675% due 02/25/2035 ~		1	1

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.861% due 06/25/2035 ~		$1	$1
4.059% due 09/25/2034 ~		5	4
4.157% due 04/25/2035 ~		10	10
4.490% due 02/25/2034 ~		9	9

LUXE Commercial Mortgage Trust
5.368% due 10/15/2038 ~		485	464

Mellon Residential Funding Corp. Mortgage Pass-Through Trust
4.392% due 10/20/2029 ~		5	5
4.798% due 06/15/2030 •		6	6

Merrill Lynch Mortgage Investors Trust
3.046% due 02/25/2035 ~		52	49
4.849% due 04/25/2029 •		2	2
5.029% due 10/25/2028 ~		1	1

MFA Trust
1.131% due 07/25/2060 ~		628	553
1.381% due 04/25/2065 ~		160	144

Morgan Stanley Mortgage Loan Trust
4.023% due 11/25/2034 ~		2	1

Morgan Stanley Residential Mortgage Loan Trust
4.371% due 09/25/2051 •		174	159

New Residential Mortgage Loan Trust
0.941% due 10/25/2058 ~		374	326
2.750% due 07/25/2059 ~		507	474
2.750% due 11/25/2059 ~		519	475
3.500% due 12/25/2057 ~		589	558

NYO Commercial Mortgage Trust
5.413% due 11/15/2038 ~		1,300	1,182

Prime Mortgage Trust
4.789% due 02/25/2034 •		3	3

RESIMAC Bastille Trust
4.822% due 02/03/2053 ~		687	680

Sequoia Mortgage Trust
5.039% due 10/19/2026 ~		28	26
5.113% due 10/20/2027 ~		4	4

Stratton Mortgage Funding PLC
3.826% due 07/20/2060 •	GBP	146	175

Structured Asset Mortgage Investments Trust
3.905% due 06/25/2029 ~		$3	3
4.919% due 07/19/2034 ~		18	16
4.999% due 09/19/2032 ~		4	4

Thornburg Mortgage Securities Trust
2.412% due 04/25/2045 ~		9	8
5.029% due 09/25/2043 •		3	3

Towd Point Mortgage Funding
4.071% due 10/20/2051 •	GBP	210	252

Towd Point Mortgage Trust
1.636% due 04/25/2060 ~		$1,072	944
2.710% due 01/25/2060 ~		339	312
3.750% due 05/25/2058 ~		657	622
5.389% due 05/25/2058 ~		465	461
5.389% due 10/25/2059 ~		407	403

48	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

December 31, 2022

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Trinity Square PLC
3.729% due 07/15/2059 ~	GBP	1,656	$1,979

WaMu Mortgage Pass-Through Certificates Trust
3.448% due 06/25/2042 ~		$2	2
4.929% due 12/25/2045 •		82	76
4.969% due 10/25/2045 ~		12	11
5.129% due 11/25/2034 •		31	28
5.189% due 06/25/2044 •		11	10

Wells Fargo Commercial Mortgage Trust
5.370% due 12/13/2031 •		1,000	987

Total Non-Agency Mortgage-Backed Securities (Cost $26,805)			24,747

ASSET-BACKED SECURITIES 46.5%

522 Funding CLO Ltd.
5.283% due 10/20/2031 •		600	589

American Money Management Corp. CLO Ltd.
4.991% due 04/14/2029 •		86	85

Amortizing Residential Collateral Trust
5.389% due 10/25/2034 •		131	128

Apex Credit CLO Ltd.
5.736% due 09/20/2029 ~		494	486

Apidos CLO
5.009% due 07/17/2030 ~		400	396

Bear Stearns Asset-Backed Securities Trust
5.189% due 10/27/2032 ~		21	20
5.514% due 03/25/2035 ~		559	551
5.589% due 01/25/2045 ~		102	100

Blackrock European CLO DAC
1.998% due 10/15/2031 ~	EUR	2,000	2,076

BXMT Ltd.
5.322% due 11/15/2037 ~		$1,100	1,083

Carlyle Euro CLO DAC
2.078% due 01/15/2031 ~	EUR	800	835

Carlyle Global Market Strategies Euro CLO DAC
2.548% due 11/15/2031 ~		700	726

Carlyle U.S. CLO Ltd.
5.243% due 04/20/2031 •		$1,300	1,279

Carrington Mortgage Loan Trust
5.363% due 10/20/2029 •		784	774

Chase Funding Trust
5.129% due 10/25/2032 ~		41	40

Countrywide Asset-Backed Certificates Trust
4.083% due 05/25/2036 ~		328	323

Delta Funding Home Equity Loan Trust
5.138% due 09/15/2029 ~		4	4

ELFI Graduate Loan Program LLC
1.530% due 12/26/2046		1,051	920

Finance America Mortgage Loan Trust
5.214% due 08/25/2034 ~		96	89

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

First Franklin Mortgage Loan Trust
4.709% due 04/25/2036 •		$1,061	$1,025

FirstKey Homes Trust
1.266% due 10/19/2037		494	438

Ford Auto Securitization Trust
0.887% due 08/15/2024	CAD	461	337

GoldenTree Loan Management U.S. CLO Ltd.
5.153% due 11/20/2030 •		$1,300	1,284

GSAMP Trust
4.909% due 06/25/2036 •		488	468

Halseypoint CLO Ltd.
5.343% due 07/20/2031 ~		896	882

Harvest CLO DAC
1.040% due 07/15/2031	EUR	400	387

HERA Commercial Mortgage Ltd.
5.389% due 02/18/2038 ~		$900	872

Jubilee CLO DAC
1.988% due 04/15/2030 •	EUR	1,200	1,256

LCM LP
5.283% due 10/20/2027 •		$71	71

LCM Ltd.
5.323% due 04/20/2031 ~		250	244

MF1 Ltd.
5.419% due 10/16/2036 •		100	96
6.150% due 11/15/2035 ~		434	429

MF1 Multifamily Housing Mortgage Loan Trust
5.300% due 07/15/2036 ~		518	505

MidOcean Credit CLO
5.445% due 01/29/2030 •		1,203	1,189

Navient Private Education Refi Loan Trust
1.170% due 09/16/2069		556	494
1.690% due 05/15/2069		990	892

New Century Home Equity Loan Trust
5.319% due 11/25/2034 •		561	532

NovaStar Mortgage Funding Trust
5.049% due 01/25/2036 ~		550	540

OCP Euro CLO DAC
2.382% due 09/22/2034 •	EUR	500	520

Palmer Square European Loan Funding DAC
2.158% due 04/15/2031 •		256	266

Palmer Square Loan Funding Ltd.
5.475% due 02/20/2028 •		$274	272

PFP Ltd.
5.326% due 08/09/2037 •		1,168	1,118

PRET LLC
1.992% due 02/25/2061 þ		379	344
2.487% due 07/25/2051 þ		751	697

RAAC Trust
4.939% due 01/25/2046 ~		468	456

Securitized Asset-Backed Receivables LLC Trust
5.064% due 01/25/2035 ~		299	274

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2022	49

Schedule of Investments PIMCO Fixed Income SHares: Series LD (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

SLM Student Loan Trust
5.108% due 04/25/2023 •		$497	$481
5.858% due 04/25/2023 ~		281	279
6.058% due 07/25/2023 ~		227	224

SMB Private Education Loan Trust
4.436% due 09/15/2054 ~		2,601	2,499
4.918% due 03/17/2053 •		136	131
5.239% due 09/15/2054 •		644	624

SoFi Professional Loan Program LLC
3.020% due 02/25/2040		67	64

TCW CLO Ltd.
5.328% due 04/25/2031 ~		1,300	1,280

Toro European CLO DAC
2.239% due 01/12/2032 •	EUR	500	516

Towd Point Asset Trust
5.053% due 11/20/2061 •		$336	331

Venture CLO Ltd.
5.263% due 04/20/2029 ~		416	412
5.343% due 01/20/2029 •		290	287

Voya CLO Ltd.
5.079% due 10/15/2030 •		1,400	1,375

Total Asset-Backed Securities (Cost $36,827)			34,895

SHORT-TERM INSTRUMENTS 1.8%

REPURCHASE AGREEMENTS (c) 0.5%
			341

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY BILLS 1.3%
4.106% due 02/02/2023 - 03/02/2023 (a)(b)(g)	$962	$959

Total Short-Term Instruments (Cost $1,300)		1,300

Total Investments in Securities (Cost $137,633)		129,487

	SHARES
INVESTMENTS IN AFFILIATES 3.8%

SHORT-TERM INSTRUMENTS 3.8%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 3.8%

PIMCO Short-Term Floating NAV Portfolio III	291,045	2,828

Total Short-Term Instruments (Cost $2,827)		2,828

Total Investments in Affiliates (Cost $2,827)		2,828

Total Investments 176.5% (Cost $140,460)		$132,315

Financial Derivative Instruments (e)(f) (0.4)% (Cost or Premiums, net $(1,006))		(323)

Other Assets and Liabilities, net (76.1)%		(57,028)

Net Assets 100.0%		$74,964

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.

(a)	Coupon represents a weighted average yield to maturity.

(b)	Zero coupon security.

50	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

December 31, 2022

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(c)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	1.900%	12/30/2022	01/03/2023	$341	U.S. Treasury Bills 0.000% due 06/29/2023	$(348)	$341	$341

Total Repurchase Agreements						$(348)	$341	$341

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date		Amount Borrowed(2)	Payable for Reverse Repurchase Agreements
BPS	4.550%	12/02/2022	01/03/2023		$(2,361)	$(2,371)
	4.600	12/16/2022	TBD	(3)	(15,388)	(15,424)
	4.720	10/31/2022	02/03/2023		(1,000)	(1,008)
	4.750	12/16/2022	TBD	(3)	(1,498)	(1,502)
FBF	4.700	12/16/2022	TBD	(3)	(930)	(932)
FOB	4.500	12/16/2022	TBD	(3)	(7,083)	(7,099)
NOM	4.500	12/16/2022	TBD	(3)	(1,177)	(1,180)
RCY	4.440	12/05/2022	01/05/2023		(1,313)	(1,317)
RDR	4.500	12/16/2022	TBD	(3)	(2,525)	(2,530)
SOG	4.490	12/16/2022	TBD	(3)	(4,214)	(4,224)
	4.500	12/16/2022	TBD	(3)	(4,388)	(4,398)
	4.570	12/16/2022	TBD	(3)	(3,879)	(3,887)
TDM	4.490	12/16/2022	TBD	(3)	(4,261)	(4,270)
	4.500	12/16/2022	TBD	(3)	(8,595)	(8,614)
	4.510	12/16/2022	TBD	(3)	(1,887)	(1,892)

Total Reverse Repurchase Agreements						$(60,648)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
U.S. Government Agencies (20.0)%
Uniform Mortgage-Backed Security, TBA	4.000%	02/01/2053	$16,000	$(15,205)	$(15,011)

Total Short Sales (20.0)%				$(15,205)	$(15,011)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2022	51

Schedule of Investments PIMCO Fixed Income SHares: Series LD (Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of December 31, 2022:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/ (Received)	Net Exposure(4)
Global/Master Repurchase Agreement
BPS	$0	$(20,305)	$0	$(20,305)	$21,268	$963
FBF	0	(932)	0	(932)	971	39
FICC	341	0	0	341	(348)	(7)
FOB	0	(7,099)	0	(7,099)	7,545	446
NOM	0	(1,180)	0	(1,180)	1,241	61
RCY	0	(1,317)	0	(1,317)	1,326	9
RDR	0	(2,530)	0	(2,530)	2,646	116
SOG	0	(12,509)	0	(12,509)	13,589	1,080
TDM	0	(14,776)	0	(14,776)	15,138	362

Total Borrowings and Other Financing Transactions	$341	$(60,648)	$0

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$(2,371)	$(1,008)	$(55,952)	$(59,331)
U.S. Government Agencies	0	(1,317)	0	0	(1,317)

Total Borrowings	$0	$(3,688)	$(1,008)	$(55,952)	$(60,648)

Payable for reverse repurchase agreements					$(60,648)

(d)	Securities with an aggregate market value of $63,974 and cash of $11 have been pledged as collateral under the terms of the above master agreements as of December 31, 2022.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended December 31, 2022 was $(140,431) at a weighted average interest rate of 1.099%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)	Open maturity reverse repurchase agreement.
(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

52	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

December 31, 2022

(e)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
3-Month SOFR Active Contract June Futures	09/2023	303	$71,993	$(21)	$0	$(32)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
3-Month SOFR Active Contract June Futures	09/2024	13	$	(3,127)	$8	$2	$0
U.S. Treasury 2-Year Note March Futures	03/2023	39		(7,998)	23	9	0
U.S. Treasury 5-Year Note March Futures	03/2023	179		(19,319)	16	34	0
U.S. Treasury Ultra Long-Term Bond March Futures	03/2023	10		(1,343)	4	13	0
U.S. Ultra Treasury Note March Futures	03/2023	88		(10,409)	53	40	0

					$104	$98	$0

Total Futures Contracts					$83	$98	$(32)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(1)

Index/Tranches	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(2)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(3)	Variation Margin
								Asset	Liability
CDX.IG-36 5-Year Index	(1.000)%	Quarterly	06/20/2026	$11,300	$(286)	$144	$(142)	$0	$0
CDX.IG-37 5-Year Index	(1.000)	Quarterly	12/20/2026	25,000	(612)	326	(286)	3	0
CDX.IG-39 5-Year Index	(1.000)	Quarterly	12/20/2027	29,300	(85)	(160)	(245)	0	(1)

					$(983)	$310	$(673)	$3	$(1)

INTEREST RATE SWAPS - BASIS SWAPS

Pay Floating Rate Index	Receive Floating Rate Index	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
								Asset	Liability
3-Month USD-LIBOR	01-Month USD-LIBOR + 0.098%	Quarterly	01/13/2023	$7,400	$(3)	$3	$0	$0	$(1)
3-Month USD-LIBOR	01-Month USD-LIBOR + 0.098%	Quarterly	01/13/2023	5,700	0	0	0	0	0

					$(3)	$3	$0	$0	$(1)

INTEREST RATE SWAPS

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
									Asset	Liability
Pay	1-Day USD-SOFR Compounded-OIS	3.550%	Annual	09/02/2024	62,100	$(32)	$(1,017)	$(1,049)	$0	$(43)
Pay	3-Month USD-LIBOR	0.250	Semi-Annual	06/16/2023	37,800	12	(908)	(896)	0	(22)

						$(20)	$(1,925)	$(1,945)	$0	$(65)

Total Swap Agreements						$(1,006)	$(1,612)	$(2,618)	$3	$(67)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2022	53

Schedule of Investments PIMCO Fixed Income SHares: Series LD (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2022:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$98	$3	$101	$0	$(32)	$(67)	$(99)

Cash of $2,227 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of December 31, 2022. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(f)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BOA	01/2023		JPY	62,000	$		457	$0	$(15)
BRC	01/2023		CAD	532			397	4	0
	01/2023	$		3,629		EUR	3,404	17	0
	01/2023			100		JPY	13,300	1	0
JPM	01/2023		GBP	4,033	$		4,870	0	(7)
MYI	01/2023	$		404		JPY	55,297	18	0
SCX	01/2023		EUR	9,564	$		9,955	0	(287)
	01/2023	$		288		GBP	236	0	(3)
	02/2023		AUD	4,547	$		3,049	0	(53)

Total Forward Foreign Currency Contracts								$40	$(365)

54	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

December 31, 2022

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of December 31, 2022:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(1)
BOA	$0	$0	$0	$0	$(15)	$0	$0	$(15)	$(15)	$0	$(15)
BRC	22	0	0	22	0	0	0	0	22	0	22
JPM	0	0	0	0	(7)	0	0	(7)	(7)	0	(7)
MYI	18	0	0	18	0	0	0	0	18	0	18
SCX	0	0	0	0	(343)	0	0	(343)	(343)	342	(1)

Total Over the Counter	$40	$0	$0	$40	$(365)	$0	$0	$(365)

(g)

Securities with an aggregate market value of $342 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of December 31, 2022.

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of December 31, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$98	$98
Swap Agreements	0	3	0	0	0	3

	$0	$3	$0	$0	$98	$101

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$40	$0	$40

	$0	$3	$0	$40	$98	$141

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Future s	$0	$0	$0	$0	$32	$32
Swap Agreements	0	1	0	0	66	67

	$0	$1	$0	$0	$98	$99

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$365	$0	$365

	$0	$1	$0	$365	$98	$464

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2022	55

Schedule of Investments PIMCO Fixed Income SHares: Series LD (Cont.)

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended December 31, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$8,712	$8,712
Swap Agreements	0	(347)	0	0	(2,349)	(2,696)

	$0	$(347)	$0	$0	$6,363	$6,016

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$575	$0	$575
Written Options	0	59	0	0	45	104

	$0	$59	$0	$575	$45	$679

	$0	$(288)	$0	$575	$6,408	$6,695

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$837	$837
Swap Agreements	0	314	0	0	(1,646)	(1,332)

	$0	$314	$0	$0	$(809)	$(495)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$236	$0	$236
Written Options	0	(33)	0	0	0	(33)

	$0	$(33)	$0	$236	$0	$203

	$0	$281	$0	$236	$(809)	$(292)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2022 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2022
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$35,094	$0	$35,094
Industrials	0	26,077	0	26,077
Utilities	0	5,248	0	5,248
Municipal Bonds & Notes
Illinois	0	302	0	302
Pennsylvania	0	477	0	477
U.S. Government Agencies	0	1,347	0	1,347
Non-Agency Mortgage-Backed Securities	0	24,747	0	24,747
Asset-Backed Securities	0	34,895	0	34,895
Short-Term Instruments
Repurchase Agreements	0	341	0	341
U.S. Treasury Bills	0	959	0	959

	$0	$129,487	$0	$129,487

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$2,828	$0	$0	$2,828

Total Investments	$2,828	$129,487	$0	$132,315

56	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

December 31, 2022

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2022
Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(15,011)	$0	$(15,011)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	101	0	101
Over the counter	0	40	0	40

	$0	$141	$0	$141

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(99)	0	(99)
Over the counter	0	(365)	0	(365)

	$0	$(464)	$0	$(464)

Total Financial Derivative Instruments	$0	$(323)	$0	$(323)

Totals	$2,828	$114,153	$0	$116,981

There were no significant transfers into or out of Level 3 during the period ended December 31, 2022.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2022	57

Schedule of Investments PIMCO Fixed Income SHares: Series M

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 141.3%

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.7%

Castlelake LP
2.950% (LIBOR03M + 2.950%) due 05/13/2031 «~		$9,288	$8,406

Total Loan Participations and Assignments (Cost $9,276)			8,406

CORPORATE BONDS & NOTES 23.8%

BANKING & FINANCE 16.1%

Avolon Holdings Funding Ltd.
2.528% due 11/18/2027		243	195
4.250% due 04/15/2026		4,600	4,175

Banco Bilbao Vizcaya Argentaria SA
5.875% due 09/24/2023 •(d)(e)	EUR	1,000	1,031

Barclays PLC
4.375% due 01/12/2026		$1,400	1,356
4.972% due 05/16/2029 •		3,100	2,917
6.375% due 12/15/2025 •(d)(e)	GBP	1,500	1,667
7.125% due 06/15/2025 •(d)(e)		200	229
7.250% due 03/15/2023 •(d)(e)		1,000	1,198
7.750% due 09/15/2023 •(d)(e)		$1,100	1,077
8.000% due 06/15/2024 •(d)(e)		3,800	3,702

BPCE SA
4.625% due 07/11/2024		14,300	13,925

Carlyle Finance Subsidiary LLC
3.500% due 09/19/2029		4,000	3,392

CI Financial Corp.
4.100% due 06/15/2051		5,000	2,963

Citigroup, Inc.
2.976% due 11/05/2030 •		15,000	12,644
3.785% due 03/17/2033 •(f)		5,000	4,290

Credit Suisse AG
6.500% due 08/08/2023 (e)		16,000	15,531

Credit Suisse Group AG
6.250% due 12/18/2024 •(d)(e)		1,500	1,183
7.500% due 07/17/2023 •(d)(e)		1,000	802
7.500% due 12/11/2023 •(d)(e)		3,000	2,628

Deutsche Bank AG
5.625% due 05/19/2031 •	EUR	900	942

Doctors Co. An Interinsurance Exchange
4.500% due 01/18/2032		$2,000	1,612

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Erste Group Bank AG
6.500% due 04/15/2024 •(d)(e)	EUR	400	$419

Fairfax Financial Holdings Ltd.
4.850% due 04/17/2028		$4,000	3,788

Ford Motor Credit Co. LLC
3.375% due 11/13/2025		200	181
4.134% due 08/04/2025		1,000	938

FS KKR Capital Corp.
2.625% due 01/15/2027		9,000	7,525

Goldman Sachs Group, Inc.
3.691% due 06/05/2028 •		4,500	4,188

HSBC Holdings PLC
2.099% due 06/04/2026 •		6,000	5,465
4.583% due 06/19/2029 •		3,400	3,136
6.000% due 05/22/2027 •(d)(e)		1,000	920

ING Groep NV
4.625% due 01/06/2026		5,200	5,084

Intesa Sanpaolo SpA
6.250% due 05/16/2024 •(d)(e)	EUR	200	207

Liberty Mutual Group, Inc.
4.125% due 12/15/2051 •		$6,700	5,467
4.300% due 02/01/2061		4,000	2,445

Lloyds Banking Group PLC
7.500% due 09/27/2025 •(d)(e)		6,000	5,803

Massachusetts Mutual Life Insurance Co.
5.077% due 02/15/2069 •		4,500	4,019

Morgan Stanley
0.000% due 04/02/2032 þ(f)		8,000	4,569

NatWest Group PLC
4.800% due 04/05/2026		2,000	1,958

Ohio National Financial Services, Inc.
5.800% due 01/24/2030		6,300	5,803

Owl Rock Capital Corp.
2.875% due 06/11/2028		9,700	7,632

Sabra Health Care LP
3.900% due 10/15/2029		4,600	3,858

Santander Holdings USA, Inc.
3.244% due 10/05/2026		2,000	1,859

Societe Generale SA
7.875% due 12/18/2023 •(d)(e)		1,300	1,290

Standard Chartered PLC
3.971% due 03/30/2026 •		3,500	3,346

Tesco Property Finance PLC
5.661% due 10/13/2041	GBP	96	107
5.744% due 04/13/2040		599	677
5.801% due 10/13/2040		654	746

Trustage Financial Group, Inc.
4.625% due 04/15/2032		$5,300	4,585

UBS AG
5.125% due 05/15/2024 (e)		4,700	4,649

58	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

December 31, 2022

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

UniCredit SpA
7.830% due 12/04/2023		$8,500	$8,590

Wells Fargo & Co.
3.350% due 03/02/2033 •		7,000	5,916
3.584% due 05/22/2028 •		600	558
4.150% due 01/24/2029		1,600	1,507

			184,694

INDUSTRIALS 6.0%

Air Canada
4.625% due 08/15/2029	CAD	900	583

Alaska Airlines Pass-Through Trust
4.800% due 02/15/2029		$2,951	2,814

American Airlines Pass-Through Trust
3.150% due 08/15/2033		5,187	4,306
3.375% due 11/01/2028		4,944	4,132
3.500% due 08/15/2033		519	394
4.000% due 01/15/2027		1,004	872
4.950% due 07/15/2024		806	804

Atlantia SpA
1.875% due 02/12/2028	EUR	400	357

Bacardi Ltd.
4.700% due 05/15/2028		$1,000	957

Bowdoin College
4.693% due 07/01/2112		6,600	5,412

CVS Pass-Through Trust
7.507% due 01/10/2032		4,755	4,951

Dell International LLC
6.100% due 07/15/2027		900	926

Energy Transfer LP
4.200% due 04/15/2027		300	284

Flex Intermediate Holdco LLC
3.363% due 06/30/2031		2,800	2,192
4.317% due 12/30/2039		2,800	2,021

KB Home
4.000% due 06/15/2031		7,000	5,636

Marvell Technology, Inc.
4.875% due 06/22/2028		6,650	6,351

MDC Holdings, Inc.
3.966% due 08/06/2061		8,500	4,778

Nissan Motor Co. Ltd.
4.810% due 09/17/2030		3,100	2,638

Odebrecht Oil & Gas Finance Ltd.
0.000% due 01/30/2023 (c)(d)		46	0

Pacific National Finance Pty. Ltd.
4.750% due 03/22/2028		1,700	1,510

Prosus NV
3.680% due 01/21/2030		5,500	4,584
4.193% due 01/19/2032		2,000	1,661

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Rolls-Royce PLC
0.875% due 05/09/2024	EUR	700	$707
1.625% due 05/09/2028		100	85
3.375% due 06/18/2026	GBP	100	105
3.625% due 10/14/2025		$1,800	1,665
4.625% due 02/16/2026	EUR	200	208
5.750% due 10/15/2027	GBP	200	223

Sands China Ltd.
5.625% due 08/08/2025		$400	383

Tennessee Gas Pipeline Co. LLC
2.900% due 03/01/2030		3,800	3,191

Turkish Airlines Pass-Through Trust
4.200% due 09/15/2028		3,325	2,912

Warnermedia Holdings, Inc.
4.279% due 03/15/2032		1,500	1,239

			68,881

UTILITIES 1.7%

IPALCO Enterprises, Inc.
4.250% due 05/01/2030		2,600	2,316

Odebrecht Drilling Norbe Ltd. (6.350% Cash and 1.000% PIK)
7.350% due 12/01/2026 ^(a)		103	57

Pacific Gas & Electric Co.
3.150% due 01/01/2026		3,200	2,977
3.450% due 07/01/2025		1,300	1,232
3.500% due 06/15/2025		1,100	1,039
4.500% due 07/01/2040		1,500	1,178
4.550% due 07/01/2030		1,300	1,181
4.750% due 02/15/2044		3,000	2,306

Texas Electric Market Stabilization Funding N LLC
5.167% due 02/01/2052		7,700	7,360

			19,646

Total Corporate Bonds & Notes (Cost $316,908)			273,221

MUNICIPAL BONDS & NOTES 2.9%

CALIFORNIA 1.8%

Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2021
3.850% due 06/01/2050		15,150	13,424

Newport Beach, California Certificates of Participation Bonds, (BABs), Series 2010
7.168% due 07/01/2040		3,500	4,048

Regents of the University of California Medical Center Pooled Revenue Bonds, Series 2020
3.706% due 05/15/2120		4,800	3,027

			20,499

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2022	59

Schedule of Investments PIMCO Fixed Income SHares: Series M (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NEW JERSEY 0.3%

Rutgers, The State University of New Jersey Revenue Bonds, Series 2019
3.915% due 05/01/2119	$5,800	$3,843

NEW YORK 0.4%

Port Authority of New York & New Jersey Revenue Bonds, Series 2019
3.287% due 08/01/2069	8,000	5,236

PENNSYLVANIA 0.1%

Pennsylvania Economic Development Financing Authority Revenue Bonds, (BABs), Series 2010
6.532% due 06/15/2039	600	638

VIRGINIA 0.3%

University of Virginia Revenue Bonds, Series 2019
3.227% due 09/01/2119	5,600	3,286

Total Municipal Bonds & Notes (Cost $42,220)		33,502

U.S. GOVERNMENT AGENCIES 50.3%

Fannie Mae
1.917% due 12/01/2034 •	21	21
3.100% due 05/01/2033 •	19	19
3.965% due 09/01/2032 •	3	3
3.973% due 11/01/2032 •	5	5
4.062% due 01/01/2033 •	12	11
4.123% due 10/01/2032 •	1	1
4.220% due 09/01/2027 •	11	11
4.311% due 05/25/2042 ~	7	6
4.508% due 03/25/2041 ~	6	5
6.500% due 07/18/2027	6	6

Freddie Mac
1.955% due 08/01/2032 •	15	14
3.293% due 02/01/2033 •	11	11
3.571% due 02/01/2029 •	2	2
4.000% due 11/01/2047	9	9
4.125% due 08/01/2029 •	1	1
4.375% due 01/01/2032 - 10/01/2032 •	22	22
4.625% due 10/01/2032 •	39	38
4.768% due 08/15/2029 - 12/15/2031 ~	9	8
4.818% due 09/15/2030 •	2	2
4.868% due 03/15/2032 •	2	2
4.968% due 02/15/2024 •	43	43
6.000% due 12/15/2028	67	68
7.000% due 04/01/2029 - 03/01/2030	5	6
7.500% due 08/15/2030	14	14

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Ginnie Mae
1.750% (H15T1Y + 1.500%) due 11/20/2023 - 10/20/2026 ~	$5	$5
1.750% due 10/20/2027 •	2	2
2.625% (H15T1Y + 1.500%) due 02/20/2023 - 08/20/2026 ~	3	3
2.625% due 01/20/2027 - 03/20/2032 •	49	50
2.875% (H15T1Y + 1.500%) due 04/20/2023 - 06/20/2026 ~	6	5
2.875% due 04/20/2027 - 06/20/2032 •	16	16
3.000% (H15T1Y + 1.500%) due 06/20/2025 - 08/20/2025 ~	1	1
3.000% due 09/20/2027 •	1	1

Ginnie Mae, TBA
2.500% due 01/01/2053 - 02/01/2053	350,900	304,346

Uniform Mortgage-Backed Security
3.000% due 01/01/2046	84	75
3.500% due 05/01/2047	113	106
4.000% due 12/01/2044 - 03/01/2049	24	24
6.000% due 08/01/2023 - 12/01/2023	5	5
6.500% due 12/01/2028	1	1

Uniform Mortgage-Backed Security, TBA
3.000% due 02/01/2053	8,500	7,468
3.500% due 02/01/2053	55,900	50,824
4.000% due 01/01/2053	186,900	175,307
4.500% due 02/01/2053	40,000	38,507

Vendee Mortgage Trust
6.500% due 09/15/2024	51	51

Total U.S. Government Agencies (Cost $583,656)		577,125

U.S. TREASURY OBLIGATIONS 2.3%

U.S. Treasury Bonds
2.000% due 11/15/2041	25,000	17,863
4.000% due 11/15/2052	8,100	8,114

Total U.S. Treasury Obligations (Cost $32,362)		25,977

NON-AGENCY MORTGAGE-BACKED SECURITIES 20.1%

Adjustable Rate Mortgage Trust
3.208% due 01/25/2036 ^~	10	9
3.611% due 11/25/2035 ^~	69	53
3.769% due 02/25/2036 ^~	83	59

60	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

December 31, 2022

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

American Home Mortgage Assets Trust
2.968% due 11/25/2046 ~	$478	$152
4.599% due 10/25/2046 •	360	195
4.769% due 09/25/2046 ^~	370	314

Banc of America Alternative Loan Trust
6.000% due 07/25/2046 ^	77	64

Banc of America Funding Trust
2.943% due 08/27/2036 ~	7,812	7,341
3.426% due 04/20/2035 ^~	56	48
3.571% due 09/20/2046 ^~	39	34
3.721% due 09/20/2047 ^~	84	69
3.958% due 02/20/2036 ~	97	90
4.733% due 10/20/2036 ~	81	61
4.809% due 04/25/2037 ^~	64	56
4.953% due 05/20/2047 ~	31	28
5.189% due 05/25/2037 ^•	62	54
5.500% due 03/25/2036 ^	8	6
5.831% due 04/25/2037 ~	411	362

Banc of America Mortgage Trust
2.641% due 02/25/2034 ~	72	70
3.200% due 05/25/2035 ^~	219	191
3.942% due 07/25/2035 ^~	7	6
5.500% due 09/25/2035 ^	169	144
5.500% due 05/25/2037 ^	73	54

BCAP LLC Trust
3.223% due 03/26/2037 ~	59	47
3.280% due 07/26/2036 ~	17	14
3.758% due 03/27/2037 ~	229	187
4.689% due 05/25/2047 ^•	30	27
4.829% due 05/25/2047 ^•	192	180
5.689% due 09/25/2047 •	54	47
6.789% due 10/25/2047 •	9,854	8,091

Bear Stearns Adjustable Rate Mortgage Trust
2.839% due 06/25/2035 ^~	6	6
2.888% due 05/25/2034 ~	19	17
3.255% due 05/25/2047 ^~	96	85
3.372% due 03/25/2035 ~	32	29
3.373% due 02/25/2034 ~	30	28
3.845% due 02/25/2036 ^~	38	34
3.857% due 10/25/2035 ~	26	25
3.874% due 01/25/2035 ~	6	6
3.887% due 11/25/2034 ~	37	36
4.010% due 01/25/2034 ~	30	29
4.393% due 08/25/2035 ~	5	4
5.230% due 10/25/2035 ~	168	157
6.662% due 12/25/2046 ^~	383	309

Bear Stearns ALT-A Trust
3.115% due 05/25/2035 ~	45	42
3.341% due 05/25/2036 ^~	358	207
3.553% due 02/25/2036 ^~	189	132
3.609% due 08/25/2036 ^~	244	171
3.668% due 11/25/2036 ^~	79	37
3.678% due 02/25/2036 ^~	20	15
3.736% due 01/25/2036 ~	3,022	2,746

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.765% due 06/25/2034 ~		$1,001	$832
4.533% due 07/25/2035 ^~		349	255
4.829% due 04/25/2036 ^•		71	98

Bear Stearns Asset-Backed Securities Trust
9.073% due 03/25/2036 ^•		183	107

Bear Stearns Mortgage Funding Trust
4.579% due 01/25/2037 ~		52	44

Bear Stearns Structured Products, Inc. Trust
3.523% due 01/26/2036 ^~		408	328

Benchmark Mortgage Trust
2.952% due 08/15/2057		4,565	4,012

Bruegel DAC
2.621% due 05/22/2031 •	EUR	5,484	5,527

Cascade Funding Mortgage Trust
2.800% due 06/25/2069 ~		$1,375	1,331

Chase Mortgage Finance Trust
3.162% due 03/25/2037 ^~		21	19
3.393% due 03/25/2037 ^~		38	35
3.707% due 09/25/2036 ^~		692	573
6.000% due 05/25/2037 ^		98	51

ChaseFlex Trust
4.689% due 07/25/2037 ~		123	118
5.000% due 07/25/2037 ^		71	26

ChaseFlex Trust Multi-Class Mortgage Pass-Through Certificates Trust
4.112% due 08/25/2037 ^þ		23	19

Chevy Chase Funding LLC Mortgage-Backed Certificates
4.619% due 10/25/2035 •		665	603

Citigroup Mortgage Loan Trust
2.960% due 10/25/2046 ^~		88	78
2.994% due 09/25/2037 ~		26	26
3.223% due 03/25/2037 ^~		41	34
3.410% due 12/25/2035 ^~		68	40
3.595% due 07/25/2037 ^~		400	346
3.871% due 09/25/2037 ^~		234	201
3.885% due 08/25/2035 ~		7	7
4.194% due 08/25/2035 ~		241	235
4.829% due 01/25/2037 •		1,589	1,337
5.410% due 10/25/2035 ~		45	42
5.500% due 12/25/2035		109	60
6.250% due 11/25/2037 ~		92	44
6.470% due 11/25/2035 ~		10	10

CitiMortgage Alternative Loan Trust
6.000% due 06/25/2037 ^		4,647	3,972
6.000% due 06/25/2037		2,902	2,480
6.500% due 06/25/2037 ^		79	69

Commercial Mortgage Trust
3.545% due 02/10/2036		1,667	1,526

Community Program Loan Trust
4.500% due 04/01/2029		14	13

Countrywide Alternative Loan Resecuritization Trust
4.205% due 08/25/2037 ^~		47	25

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2022	61

Schedule of Investments PIMCO Fixed Income SHares: Series M (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.000% due 08/25/2037 ^~	$50	$26

Countrywide Alternative Loan Trust
3.048% due 02/25/2036 •	265	236
3.298% due 11/25/2047 ^•	493	397
3.317% due 05/25/2036 ~	14	11
3.338% due 11/20/2035 •	4,516	3,700
3.428% due 11/25/2047 ^~	1,369	1,105
3.579% due 08/25/2035 ~	127	114
3.594% due 06/25/2037 ^~	53	45
3.803% due 11/25/2035 ^~	57	48
4.533% due 02/20/2047 ^•	849	644
4.563% due 07/20/2046 ^~	27	20
4.669% due 08/25/2037 •	364	317
4.739% due 11/25/2036 ~	3,986	3,247
4.749% due 11/25/2036 ~	33	37
4.749% due 05/25/2047 ~	652	549
4.769% due 07/25/2046 ^•	45	43
4.769% due 09/25/2046 ^•	201	186
4.829% due 05/25/2035 ~	854	775
4.889% due 05/25/2035 ^~	160	121
4.889% due 05/25/2035 ^•	1,312	1,153
4.889% due 06/25/2035 •	73	62
4.909% due 07/25/2035 ~	75	64
4.909% due 12/25/2035 ~	501	429
5.009% due 08/25/2035 ^•	82	70
5.009% due 10/25/2035 •	6	6
5.500% due 11/25/2035	77	49
5.500% due 02/25/2036 ^	49	31
5.750% due 03/25/2037 ^•	88	51
5.750% due 07/25/2037 ^	14	9
5.750% due 04/25/2047 ^	99	57
5.849% due 11/25/2035 •	652	580
6.000% due 12/25/2034	47	42
6.000% due 03/25/2036 ^	149	71
6.000% due 08/25/2036 ^	461	284
6.000% due 08/25/2036 ^•	47	29
6.000% due 02/25/2037 ^	396	181
6.000% due 04/25/2037	7,249	6,156
6.000% due 04/25/2037 ^	60	36
6.000% due 05/25/2037 ^	328	162
6.000% due 08/25/2037 ^•	338	178
6.250% due 11/25/2036 ^	60	45
6.500% due 05/25/2036 ^	1,269	678
6.500% due 12/25/2036 ^	62	29
6.500% due 08/25/2037 ^	340	150
7.731% due 07/25/2035 ~	26	24

Countrywide Asset-Backed Certificates
4.889% due 03/25/2036 •	1,440	1,432

Countrywide Home Loan Mortgage Pass-Through Trust
2.964% due 10/20/2035 ~	2	2
2.980% due 04/25/2035 ^~	12	1
2.984% due 01/25/2036 ^~	30	27
3.163% due 06/25/2034 ~	371	343
3.229% due 05/20/2036 ^~	87	79

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.366% due 05/20/2036 ~		$29	$26
3.608% due 08/25/2034 ~		2,112	2,038
3.677% due 02/20/2036 ~		128	102
3.792% due 11/25/2034 ~		40	36
3.802% due 11/25/2037 ~		85	73
4.084% due 08/25/2034 ^~		21	18
4.849% due 05/25/2035 ~		48	39
4.929% due 02/25/2035 ~		8	7
5.009% due 03/25/2035 •		156	133
5.069% due 03/25/2036 ~		107	57
5.129% due 02/25/2035 •		199	166
5.169% due 02/25/2035 ~		169	140
5.500% due 07/25/2037 ^		228	106
5.750% due 12/25/2035 ^		61	33
5.910% due 02/20/2036 ^~		10	9
6.000% due 02/25/2037 ^		217	110
6.000% due 03/25/2037 ^		79	39
6.000% due 07/25/2037		162	78
6.500% due 11/25/2036 ^		571	226

Countrywide Home Loan Reperforming REMIC Trust
6.000% due 03/25/2035 ^		38	35

Credit Suisse First Boston Mortgage Securities Corp.
3.792% due 03/25/2032 ~		7	6
5.539% due 09/25/2034 ^~		36	38

Credit Suisse Mortgage Capital Certificates
2.746% due 04/26/2038 ~		117	113
3.323% due 04/28/2037 ~		167	154

Credit Suisse Mortgage Capital Trust
1.756% due 10/25/2066 ~		9,997	8,227
1.796% due 12/27/2060 ~		3,572	3,280

Deephaven Residential Mortgage Trust
0.899% due 04/25/2066 ~		3,663	3,096

Deutsche ALT-A Securities, Inc. Mortgage Loan Trust
4.769% due 08/25/2047 ~		197	170

Deutsche ALT-B Securities, Inc. Mortgage Loan Trust
4.689% due 04/25/2037 ~		200	141

Deutsche Mortgage & Asset Receiving Corp.
3.854% due 11/27/2036 •		80	79

Downey Savings & Loan Association Mortgage Loan Trust
4.979% due 07/19/2045 ^•		4	0

Eurosail PLC
4.461% due 06/13/2045 ~	GBP	1,717	2,051
4.461% due 06/13/2045 •		399	477

First Horizon Alternative Mortgage Securities Trust
3.938% due 04/25/2036 ^~		$56	47
4.088% due 01/25/2036 ^~		142	79

First Horizon Mortgage Pass-Through Trust
4.282% due 11/25/2037 ^~		25	22

GCT Commercial Mortgage Trust
5.118% due 02/15/2038 •		5,120	4,762

GMAC Mortgage Corp. Loan Trust
3.348% due 11/19/2035 ^~		82	70

62	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

December 31, 2022

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

GreenPoint Mortgage Funding Trust
4.789% due 05/25/2037 •	$1,788	$1,623
4.789% due 12/25/2046 ^~	199	178

GS Mortgage Securities Corp.
7.736% due 08/15/2039 ~	2,600	2,624

GS Mortgage Securities Trust
3.602% due 10/10/2049 ~	5,000	4,180

GSC Capital Corp. Mortgage Trust
4.749% due 05/25/2036 ^•	68	62

GSR Mortgage Loan Trust
2.954% due 04/25/2035 ~	16	15
3.344% due 04/25/2035 ~	21	20
3.767% due 09/25/2035 ~	78	73
4.113% due 11/25/2035 ~	91	53
4.142% due 09/25/2035 ~	27	25
4.250% due 09/25/2034 ~	30	28

HarborView Mortgage Loan Trust
3.308% due 07/19/2045 ~	27	23
3.756% due 12/19/2035 ^~	77	42
3.764% due 06/19/2036 ^~	134	62
3.928% due 12/19/2035 ^~	18	17
4.719% due 01/19/2038 •	26	22
4.749% due 12/19/2036 •	4,962	4,092
4.779% due 05/19/2035 ~	1,224	1,090
4.819% due 12/19/2036 ^~	2,966	2,686
4.839% due 01/19/2036 ~	81	50
4.839% due 01/19/2038 ^•	24	39
5.019% due 01/19/2035 ~	20	19

HomeBanc Mortgage Trust
4.749% due 12/25/2036 ~	7	7

Impac Secured Assets Trust
4.689% due 11/25/2036 •	95	93

IndyMac IMSC Mortgage Loan Trust
4.749% due 07/25/2047 •	196	135

IndyMac INDA Mortgage Loan Trust
3.380% due 08/25/2036 ~	1,509	1,193

IndyMac INDB Mortgage Loan Trust
4.989% due 11/25/2035 ^~	130	77

IndyMac INDX Mortgage Loan Trust
2.824% due 06/25/2037 ^~	55	45
3.038% due 10/25/2035 ~	504	400
3.115% due 06/25/2036 ~	3,764	2,461
3.129% due 06/25/2036 ~	762	598
3.196% due 11/25/2035 ^~	89	77
3.227% due 09/25/2035 ^~	53	44
3.229% due 08/25/2035 ~	546	433
3.645% due 06/25/2035 ^~	22	19
4.769% due 09/25/2046 •	81	70
4.949% due 03/25/2035 ~	32	31

InTown Mortgage Trust
6.825% due 08/15/2039 ~	4,500	4,482

JP Morgan Alternative Loan Trust
3.741% due 12/25/2036 ~	5	5

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.529% due 06/27/2037 •	$1,535	$1,148
4.709% due 10/25/2036 ~	3,183	2,794

JP Morgan Mortgage Trust
3.000% due 04/25/2052 ~	10,294	8,628
3.169% due 06/25/2037 ^~	68	51
3.416% due 04/25/2035 ~	1	1
3.424% due 09/25/2034 ~	80	76
3.453% due 07/25/2035 ~	112	108
3.763% due 11/25/2035 ^~	43	35
3.850% due 01/25/2037 ^~	9	7
3.879% due 11/25/2035 ^~	29	25
4.157% due 04/25/2035 ~	1	1
4.188% due 07/25/2035 ~	60	56
6.000% due 01/25/2036 ^	96	49

Lavender Trust
6.250% due 10/26/2036	221	118

Legacy Mortgage Asset Trust
1.750% due 07/25/2061 þ	1,975	1,795
1.875% due 10/25/2068 þ	5,851	5,267

Lehman Mortgage Trust
4.663% due 12/25/2035 ~	172	36
5.071% due 01/25/2036 ^~	48	43
6.000% due 07/25/2036 ^	56	29

Lehman XS Trust
4.659% due 02/25/2036 •	4,289	3,733
4.769% due 11/25/2046 •	8,967	7,570
4.789% due 08/25/2046 ^~	31	29
4.849% due 04/25/2046 ^~	7	8
4.869% due 11/25/2046 ^•	9	9

Luminent Mortgage Trust
4.729% due 12/25/2036 ~	424	364
4.789% due 10/25/2046 ~	112	97

MASTR Adjustable Rate Mortgages Trust
4.869% due 05/25/2037 ~	90	40

MASTR Reperforming Loan Trust
7.000% due 05/25/2035	717	514
8.000% due 07/25/2035	702	542

Mellon Residential Funding Corp. Mortgage Pass-Through Trust
4.392% due 10/20/2029 ~	18	18

Merrill Lynch Alternative Note Asset Trust
4.709% due 01/25/2037 •	109	35
4.989% due 03/25/2037 •	768	224
6.000% due 05/25/2037 ^	128	99

Merrill Lynch Mortgage Investors Trust
3.165% due 02/25/2036 ~	20	19
4.138% due 11/25/2035 ~	27	26
4.676% due 11/25/2029 ~	32	28
4.849% due 04/25/2029 •	13	12
5.049% due 09/25/2029 •	13	12
6.149% due 07/25/2029 ~	13	12
6.250% due 10/25/2036	1,185	573

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2022	63

Schedule of Investments PIMCO Fixed Income SHares: Series M (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Morgan Stanley Capital Trust
2.428% due 04/05/2042 ~		$5,000	$3,822

Morgan Stanley Dean Witter Capital, Inc. Trust
3.281% due 03/25/2033 ~		30	26

Morgan Stanley Mortgage Loan Trust
2.915% due 07/25/2035 ~		1,195	1,040
3.736% due 06/25/2036 ~		33	31
4.709% due 01/25/2035 •		17	15
6.000% due 10/25/2037 ^		67	40

Morgan Stanley Re-REMIC Trust
2.666% due 03/26/2037 þ		59	55
2.702% due 02/26/2037 •		107	96
5.500% due 10/26/2035 ~		5,909	3,977

NAAC Reperforming Loan REMIC Trust
7.500% due 03/25/2034 ^		306	266

New York Mortgage Trust
5.250% due 07/25/2062 þ		4,435	4,179

NLT Trust
1.162% due 08/25/2056 ~		4,328	3,424

Nomura Asset Acceptance Corp. Alternative Loan Trust
5.077% due 02/25/2036 ^~		272	232

Nomura Resecuritization Trust
6.500% due 10/26/2037		4,580	2,323

Preston Ridge Partners Mortgage LLC
3.720% due 02/25/2027 þ		2,579	2,423

Residential Accredit Loans, Inc. Trust
3.430% due 02/25/2035 ^~		161	131
4.689% due 08/25/2035 •		76	58
4.729% due 12/25/2036 •		192	178
4.789% due 05/25/2047 •		62	54
4.809% due 06/25/2037 ~		59	53
4.889% due 08/25/2037 ~		155	138
5.092% due 02/25/2036 ^~		95	74
5.189% due 10/25/2045 ~		58	47
6.000% due 09/25/2035		663	573
6.000% due 06/25/2036		2,766	2,237
8.000% due 04/25/2036 ^•		71	61

Residential Asset Securitization Trust
6.000% due 06/25/2036		166	71
6.000% due 11/25/2036 ^		121	46
6.000% due 03/25/2037 ^		97	33
6.250% due 11/25/2036 ^		83	33
6.500% due 04/25/2037 ^		1,130	306

Residential Funding Mortgage Securities, Inc. Trust
3.769% due 03/25/2035 ^~		848	470
6.000% due 09/25/2036 ^		111	85

Stratton Mortgage Funding PLC
3.826% due 07/20/2060 •	GBP	12,617	15,124

Structured Adjustable Rate Mortgage Loan Trust
3.448% due 05/25/2035 ^~		$218	166
3.550% due 02/25/2036 ^~		169	135
3.637% due 09/25/2036 ^~		1,740	1,174

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.658% due 10/25/2036 ^~	$88	$52
3.808% due 07/25/2037 ^~	4	2
3.902% due 10/25/2034 ~	10	9
4.709% due 10/25/2035 •	652	595
5.124% due 06/25/2034 •	219	198

Structured Asset Mortgage Investments Trust
1.567% due 02/25/2036 ^•	250	199
4.569% due 09/25/2047 ~	38	34
4.579% due 09/25/2047 ~	364	318
4.649% due 03/25/2037 ~	79	27
4.769% due 06/25/2036 ~	2,144	2,052
4.769% due 07/25/2046 ^~	329	228
4.789% due 05/25/2036 •	472	361
4.809% due 09/25/2047 ^~	798	638
4.829% due 05/25/2046 •	692	207
4.909% due 05/25/2046 ^•	50	28
5.039% due 03/19/2034 •	141	128
5.039% due 02/19/2035 ~	66	59
5.079% due 12/19/2033 •	136	130

SunTrust Adjustable Rate Mortgage Loan Trust
3.128% due 02/25/2037 ^~	88	76

SunTrust Alternative Loan Trust
6.000% due 12/25/2035	211	187

TBW Mortgage-Backed Trust
5.965% due 07/25/2037 ~	2,916	940

Thornburg Mortgage Securities Trust
2.994% due 09/25/2037 ~	18	17
5.029% due 09/25/2043 •	107	101
5.129% due 09/25/2034 ~	14	13

Towd Point Mortgage Trust
3.750% due 02/25/2059 ~	7,269	6,928

Verus Securitization Trust
1.824% due 11/25/2066 ~	4,067	3,445

Wachovia Mortgage Loan Trust LLC
4.182% due 10/20/2035 ~	11	10

WaMu Mortgage Pass-Through Certificates Trust
2.748% due 02/25/2047 ^•	1,267	1,055
2.798% due 06/25/2047 ^•	33	24
2.858% due 07/25/2047 •	9,639	7,724
3.048% due 08/25/2046 ~	601	551
3.248% due 11/25/2042 ~	11	10
3.372% due 12/25/2036 ^~	667	591
3.548% due 11/25/2046 •	152	131
3.600% due 12/25/2036 ^~	77	65
3.683% due 08/25/2036 ^~	57	52
4.159% due 08/25/2033 ~	118	112
4.929% due 12/25/2045 •	3	3
5.029% due 01/25/2045 ~	102	95
5.129% due 11/25/2034 •	96	87
5.169% due 10/25/2044 •	462	417
5.209% due 11/25/2045 ~	113	99
5.369% due 11/25/2034 •	265	240

64	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

December 31, 2022

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Washington Mutual Mortgage Pass-Through Certificates Trust
2.748% due 04/25/2047 •	$241	$187
2.818% due 04/25/2047 •	353	274
4.051% due 09/25/2036 ^þ	128	37
4.466% due 05/25/2035 ^~	228	195

Wells Fargo Alternative Loan Trust
3.563% due 07/25/2037 ^~	24	21

Wells Fargo Mortgage-Backed Securities Trust
6.000% due 06/25/2037 ^	30	25

Total Non-Agency Mortgage-Backed Securities (Cost $259,388)		230,702

ASSET-BACKED SECURITIES 39.5%

Aames Mortgage Investment Trust
5.169% due 10/25/2035 •	120	117
5.216% due 06/25/2035 •	163	162

AASET Trust
3.844% due 01/16/2038	1,434	883
3.967% due 05/16/2042	743	577

Accredited Mortgage Loan Trust
4.649% due 09/25/2036 ~	3,097	3,040
5.109% due 09/25/2035 ~	78	77

ACE Securities Corp. Home Equity Loan Trust
4.499% due 12/25/2036 ~	299	87
4.544% due 08/25/2036 •	309	293
4.669% due 07/25/2036 •	108	86
4.989% due 02/25/2036 •	27	27
5.004% due 12/25/2035 •	2,000	1,768
5.049% due 11/25/2035 ~	44	44
5.289% due 12/25/2034 ~	109	97
5.319% due 02/25/2036 ^•	70	66
5.364% due 06/25/2034 •	363	329
5.364% due 07/25/2035 •	14	14

Aegis Asset-Backed Securities Trust
4.716% due 03/25/2035 ~	172	164
5.034% due 12/25/2035 ~	200	188
5.109% due 06/25/2035 •	158	145
5.389% due 03/25/2035 ^~	48	45

Ameriquest Mortgage Securities Trust
4.974% due 03/25/2036 ~	29	29

Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
5.094% due 11/25/2035 •	71	69
5.169% due 09/25/2035 •	6,986	6,819
5.499% due 03/25/2035 •	200	195

Amortizing Residential Collateral Trust
5.389% due 10/25/2034 •	89	87

Argent Securities Trust
4.539% due 09/25/2036 •	768	256
4.769% due 03/25/2036 ~	284	152

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Argent Securities, Inc. Asset-Backed Pass-Through Certificates
4.849% due 01/25/2036 •		$75	$68
5.029% due 01/25/2036 •		3,060	2,669

Asset-Backed Funding Certificates Trust
4.499% due 01/25/2037 ~		339	201
4.549% due 01/25/2037 •		213	127
4.609% due 01/25/2037 ~		128	76
4.669% due 11/25/2036 ~		8,889	5,773
5.389% due 06/25/2037 •		147	118

Asset-Backed Securities Corp. Home Equity Loan Trust
3.658% due 12/25/2036 •		6,300	5,492
5.289% due 06/25/2035 •		92	89

Aurium CLO DAC
2.048% due 04/16/2030 ~	EUR	5,280	5,540

BDS Ltd.
6.461% due 08/19/2038 ~		$3,200	3,154

Bear Stearns Asset-Backed Securities Trust
3.644% due 07/25/2036 ~		57	57
3.847% due 10/25/2036 ~		33	20
4.421% due 11/25/2035 ^~		96	86
4.619% due 02/25/2037 •		11,884	10,868
4.916% due 03/25/2034 •		1,900	1,849
4.929% due 06/25/2036 •		1	1
5.034% due 12/25/2035 ~		34	34
5.064% due 08/25/2036 ~		72	72
5.124% due 09/25/2035 ~		3,734	3,719
5.189% due 09/25/2046 ~		87	81
5.214% due 06/25/2036 ~		17	17
5.439% due 08/25/2037 •		4,934	4,415
5.569% due 06/25/2043 •		753	721
5.589% due 06/25/2036 •		600	576
5.639% due 08/25/2037 •		33	32

BPCRE Holder LLC
6.725% due 01/16/2037 •		1,500	1,480

BSPRT Issuer Ltd.
6.632% due 07/15/2039 •		7,000	6,849

Carlyle Euro CLO DAC
2.428% due 08/15/2030 •	EUR	1,096	1,145

Carrington Mortgage Loan Trust
4.609% due 01/25/2037 •		$1,200	867
4.649% due 02/25/2037 ~		4,008	3,601
5.439% due 05/25/2035 ~		300	286

Cendant Mortgage Corp.
6.000% due 07/25/2043 ~		9	8

CIT Mortgage Loan Trust
5.889% due 10/25/2037 ~		6,000	5,714

Citigroup Mortgage Loan Trust
4.559% due 05/25/2037 ~		11,633	10,020
4.789% due 11/25/2046 •		103	100
5.064% due 11/25/2045 •		6	6
5.124% due 09/25/2035 ^•		492	486

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2022	65

Schedule of Investments PIMCO Fixed Income SHares: Series M (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.069% due 07/25/2035 •		$1,000	$861
6.851% due 05/25/2036 ^þ		132	49

CLNC Ltd.
5.689% due 08/20/2035 •		5,341	5,249

Conseco Finance Corp.
7.060% due 02/01/2031 ~		318	284

Countrywide Asset-Backed Certificates
4.889% due 01/25/2046 ^~		3,824	3,577
5.289% due 03/25/2047 ^•		55	45

Countrywide Asset-Backed Certificates Trust
3.209% due 03/25/2036 •		1,076	1,052
3.363% due 04/25/2035 •		83	81
4.106% due 01/25/2037 •		988	976
4.332% due 10/25/2046 ^~		9,555	9,309
4.529% due 06/25/2035 •		7,336	6,628
4.529% due 07/25/2037 ^•		772	757
4.539% due 09/25/2046 •		863	856
4.589% due 09/25/2037 ~		2,815	2,435
4.589% due 06/25/2047 ^•		12,052	10,316
4.609% due 09/25/2037 ^•		272	279
4.609% due 09/25/2047 ^•		678	646
4.619% due 10/25/2047 •		99	98
4.639% due 06/25/2047 ~		180	172
4.649% due 04/25/2046 •		3,390	3,093
4.669% due 02/25/2037 •		6,112	5,747
4.689% due 03/25/2047 ^~		59	58
4.709% due 05/25/2036 ~		34	41
4.789% due 08/25/2036 •		1,059	1,055
4.989% due 06/25/2036 •		74	74
5.079% due 05/25/2036 ~		61	61
5.109% due 07/25/2034 •		40	40
5.189% due 08/25/2047 ~		202	201
5.289% due 10/25/2034 •		42	41
5.364% due 02/25/2034 •		12	12
5.484% due 07/25/2035 ~		482	477
5.889% due 02/25/2035 •		156	153

Credit-Based Asset Servicing & Securitization LLC
4.164% due 07/25/2037 ~		9	6
4.264% due 07/25/2037 •		187	125

Delta Funding Home Equity Loan Trust
4.513% due 08/15/2030 •		26	25

Dryden Euro CLO DAC
2.038% due 04/15/2033 •	EUR	10,100	10,490

ECMC Group Student Loan Trust
5.139% due 02/27/2068 •		$5,352	5,093

EMC Mortgage Loan Trust
5.129% due 05/25/2040 •		8	7

First Franklin Mortgage Loan Trust
4.669% due 12/25/2036 •		223	97
4.709% due 04/25/2036 •		137	132
4.869% due 04/25/2036 •		400	362
4.869% due 08/25/2036 ~		122	113
5.109% due 10/25/2035 ~		6	6
5.109% due 11/25/2035 •		107	98

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.259% due 09/25/2034 ~		$15	$15
5.334% due 03/25/2035 ~		56	55
5.574% due 12/25/2034 ~		886	849
5.589% due 01/25/2035 •		90	89
5.814% due 10/25/2034 ~		328	323

First NLC Trust
1.286% due 05/25/2035 •		706	591
4.459% due 08/25/2037 ~		44	21

FIRSTPLUS Home Loan Owner Trust
7.320% due 11/10/2023 ^		6	0

Fremont Home Loan Trust
4.539% due 01/25/2037 ~		218	100
4.709% due 08/25/2036 ~		188	65
4.729% due 02/25/2036 ~		34	32
4.729% due 02/25/2037 ~		716	256
4.929% due 02/25/2036 ~		300	252
4.929% due 04/25/2036 •		2,905	2,515
5.124% due 07/25/2035 ~		191	190
5.179% due 12/25/2029 ~		5	5

Galaxy CLO Ltd.
5.049% due 10/15/2030 •		3,200	3,130

Gallatin CLO Ltd.
5.169% due 07/15/2031 ~		5,030	4,943

GSAA Home Equity Trust
4.629% due 04/25/2047 ~		75	70

GSAMP Trust
4.479% due 01/25/2037 •		2,198	1,336
4.509% due 12/25/2036 •		1,607	804
4.529% due 12/25/2036 ~		6,884	3,731
4.529% due 01/25/2037 ~		39,741	23,743
4.539% due 12/25/2046 ~		472	237
4.589% due 11/25/2036 •		410	199
4.619% due 12/25/2046 ~		142	71
4.689% due 09/25/2036 •		2,834	1,049
4.869% due 06/25/2036 •		201	108
4.929% due 04/25/2036 •		249	161
6.039% due 10/25/2034 •		13	13

Home Equity Asset Trust
5.484% due 05/25/2035 •		70	69

Home Equity Loan Trust
4.619% due 04/25/2037 •		558	538
4.729% due 04/25/2037 ~		500	439

Home Equity Mortgage Loan Asset-Backed Trust
4.529% due 11/25/2036 ~		273	244
4.549% due 11/25/2036 •		231	197
4.709% due 04/25/2037 •		217	184

HSI Asset Securitization Corp. Trust
4.609% due 12/25/2036 ~		199	55
4.729% due 12/25/2036 ~		908	246
4.829% due 12/25/2036 •		605	165
5.169% due 11/25/2035 ~		3,184	2,838

Invesco Euro CLO DAC
2.028% due 07/15/2031 ~	EUR	900	936

66	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

December 31, 2022

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

IXIS Real Estate Capital Trust
5.019% due 02/25/2036 •		$16	$17

JP Morgan Mortgage Acquisition Trust
4.649% due 03/25/2037 •		126	122
4.649% due 06/25/2037 ~		51	51
4.669% due 01/25/2037 •		547	544
4.794% due 05/25/2036 •		10	10
4.794% due 07/25/2036 ~		161	155
6.337% due 08/25/2036 ^þ		92	55

KKR CLO Ltd.
5.029% due 07/15/2030 •		14,897	14,627

LCM LP
5.243% due 07/20/2030 •		12,425	12,239

Lehman ABS Mortgage Loan Trust
4.479% due 06/25/2037 •		161	114
4.589% due 06/25/2037 ~		130	92

Lehman XS Trust
4.559% due 02/25/2037 ^•		951	790

Long Beach Mortgage Loan Trust
5.034% due 11/25/2035 •		72	71
5.439% due 06/25/2035 •		366	355
5.664% due 02/25/2035 •		9,304	9,107
5.814% due 03/25/2032 •		123	121

MACH Cayman Ltd.
3.474% due 10/15/2039		1,698	1,375

Mackay Shields EURO CLO DAC
2.386% due 10/20/2032 •	EUR	1,900	1,961

Madison Park Euro Funding DAC
2.178% due 07/15/2032 ~		5,700	5,912

Magnetite Ltd.
5.486% due 11/15/2028 ~		$5,017	4,962

Man GLG Euro CLO DAC
2.188% due 10/15/2032 •	EUR	9,295	9,626

MAPS Ltd.
4.212% due 05/15/2043		$2,529	2,261

MASTR Asset-Backed Securities Trust
4.609% due 08/25/2036 ~		146	59
4.689% due 08/25/2036 ~		241	98
4.749% due 02/25/2036 ~		303	123
4.829% due 11/25/2036 ~		3,745	2,284
4.869% due 06/25/2036 •		130	52
4.869% due 08/25/2036 ~		145	59
4.889% due 11/25/2035 ~		8,013	4,632
4.959% due 01/25/2036 ~		150	147
5.139% due 12/25/2034 ^•		13	12
5.139% due 10/25/2035 ^~		200	185

Merrill Lynch Mortgage Investors Trust
4.839% due 02/25/2047 •		842	509
4.869% due 08/25/2037 •		693	371
5.109% due 05/25/2036 •		74	73

MESA Trust
4.816% due 12/25/2031 ~		58	58

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

METAL LLC
4.581% due 10/15/2042	$3,224	$1,695

MF1 Ltd.
5.176% due 02/19/2037 ~	2,300	2,216

MidOcean Credit CLO
5.725% due 02/20/2031 ~	4,000	3,932

Morgan Stanley ABS Capital, Inc. Trust
4.459% due 10/25/2036 ~	74	35
4.499% due 10/25/2036 •	604	298
4.529% due 10/25/2036 •	2,194	1,053
4.529% due 11/25/2036 •	195	98
4.539% due 10/25/2036 ~	177	88
4.539% due 11/25/2036 •	969	585
4.569% due 03/25/2037 •	328	148
4.589% due 02/25/2037 ~	112	55
4.609% due 11/25/2036 ~	1,171	585
4.639% due 03/25/2037 •	328	148
4.689% due 06/25/2036 ~	159	83
4.689% due 06/25/2036 •	375	326
4.689% due 09/25/2036 ~	331	127
4.989% due 12/25/2035 •	10,000	9,150
5.009% due 12/25/2035 •	148	143
5.289% due 05/25/2034 •	71	66
5.379% due 06/25/2035 •	254	248
5.439% due 04/25/2035 •	200	185
5.639% due 07/25/2037 •	400	333

Morgan Stanley Capital, Inc. Trust
4.969% due 01/25/2036 ~	548	525

Morgan Stanley Dean Witter Capital, Inc. Trust
5.739% due 02/25/2033 •	305	299

Morgan Stanley Home Equity Loan Trust
4.559% due 04/25/2037 •	480	263
4.619% due 04/25/2037 ~	160	89
4.709% due 04/25/2036 •	82	59

Morgan Stanley Mortgage Loan Trust
4.849% due 02/25/2037 ~	104	28
5.109% due 04/25/2037 •	211	63
6.459% due 11/25/2036 ^~	231	89
6.465% due 09/25/2046 ^þ	298	114

New Century Home Equity Loan Trust
5.364% due 10/25/2033 •	991	949

Newcastle Mortgage Securities Trust
4.619% due 04/25/2037 •	1,595	1,562
4.729% due 04/25/2037 ~	4,292	3,924

Nomura Home Equity Loan, Inc. Home Equity Loan Trust
5.004% due 02/25/2036 •	10	10
6.032% due 10/25/2036 ^þ	149	37

NovaStar Mortgage Funding Trust
4.689% due 06/25/2036 •	84	64
5.094% due 01/25/2036 ~	2,606	2,553

Option One Mortgage Loan Trust
4.529% due 01/25/2037 •	52	31

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2022	67

Schedule of Investments PIMCO Fixed Income SHares: Series M (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.559% due 05/25/2037 ~		$10,143	$5,584
4.609% due 01/25/2037 •		208	124
4.719% due 04/25/2037 ~		100	48
4.929% due 01/25/2036 •		300	266
5.154% due 08/25/2035 ~		400	382

Option One Mortgage Loan Trust Asset-Backed Certificates
5.079% due 11/25/2035 •		1,996	1,897

Ownit Mortgage Loan Trust
5.289% due 10/25/2036 ^•		131	120

Park Place Securities, Inc.
5.124% due 09/25/2035 •		200	195

Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
5.124% due 08/25/2035 ~		192	184
5.124% due 09/25/2035 ~		316	303
5.184% due 07/25/2035 •		117	115
5.214% due 07/25/2035 ~		950	871
5.334% due 06/25/2035 •		37	36
5.439% due 10/25/2034 •		319	313
5.514% due 03/25/2035 •		307	296
5.634% due 01/25/2036 ~		93	91
6.189% due 12/25/2034 ~		4,191	4,048

People’s Financial Realty Mortgage Securities Trust
4.529% due 09/25/2036 ~		354	102

Popular ABS Mortgage Pass-Through Trust
4.649% due 11/25/2036 ~		30	29
4.974% due 02/25/2036 ~		81	80

PRET LLC
1.744% due 07/25/2051 þ		1,868	1,696
2.240% due 09/27/2060 þ		1,628	1,491

Purple Finance CLO DAC
2.343% due 01/25/2031 •	EUR	1,840	1,928

RAAC Trust
4.739% due 11/25/2046 •		$337	302
4.989% due 06/25/2044 ~		27	22
4.989% due 09/25/2045 ~		1,248	1,198
5.589% due 10/25/2045 ~		34	34
5.889% due 09/25/2047 ~		483	463

Ready Capital Mortgage Financing LLC
6.875% due 10/25/2039 •		4,793	4,786

Renaissance Home Equity Loan Trust
5.545% due 01/25/2037 þ		7,350	2,511
5.608% due 05/25/2036 þ		9,590	4,477
5.812% due 11/25/2036 þ		513	199
6.254% due 08/25/2036 þ		9,184	4,014
7.238% due 09/25/2037 ^þ		216	101

Residential Asset Mortgage Products Trust
4.949% due 09/25/2036 •		83	78
4.989% due 05/25/2036 ^•		655	592
5.029% due 01/25/2036 •		442	415
5.079% due 10/25/2035 •		50	49

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Residential Asset Securities Corp. Trust
4.649% due 11/25/2036 •	$254	$231
4.729% due 11/25/2036 ~	306	284
4.729% due 04/25/2037 ~	1,354	1,269
4.809% due 06/25/2036 •	92	92
5.019% due 10/25/2035 •	26	26
5.019% due 12/25/2035 •	88	87
5.034% due 03/25/2035 •	10	10
5.049% due 11/25/2035 ~	37	37
5.049% due 12/25/2035 ~	107	96
5.079% due 11/25/2035 •	128	126
5.229% due 12/25/2034 ~	7	6

Salomon Mortgage Loan Trust
4.798% due 11/25/2033 •	13	12

Securitized Asset-Backed Receivables LLC Trust
2.914% due 01/25/2036 ^þ	44	34
4.569% due 07/25/2036 ~	195	69
4.669% due 05/25/2036 •	4,234	2,305
4.709% due 07/25/2036 ~	191	68
4.869% due 07/25/2036 •	653	233
4.889% due 05/25/2036 •	880	479
4.929% due 03/25/2036 •	114	102
5.049% due 08/25/2035 ^•	115	87
5.064% due 01/25/2035 ~	19	18
5.349% due 01/25/2036 ^•	35	33

SG Mortgage Securities Trust
4.709% due 07/25/2036 •	28,151	6,534
5.064% due 10/25/2035 •	622	604

SLM Private Education Loan Trust
9.068% due 10/15/2041 •	2,147	2,305

SLM Student Loan Trust
5.858% due 04/25/2023 ~	2,613	2,595

Sound Point CLO Ltd.
5.453% due 07/20/2032 ~	5,900	5,701

Soundview Home Loan Trust
4.469% due 06/25/2037 ~	40	29
4.499% due 02/25/2037 •	281	81
4.569% due 02/25/2037 ~	394	114
4.569% due 07/25/2037 •	1,525	1,377
4.889% due 06/25/2036 •	8,374	8,174
4.914% due 03/25/2036 ~	163	161
5.339% due 10/25/2037 •	243	179

Specialty Underwriting & Residential Finance Trust
4.353% due 12/25/2036 •	1,269	1,203
4.659% due 04/25/2037 •	128	93
4.689% due 09/25/2037 •	8,114	5,659
4.689% due 11/25/2037 ~	665	384
5.364% due 12/25/2035 ~	97	94

Starwood Commercial Mortgage Trust
5.520% due 07/15/2038 •	5,005	4,905

Structured Asset Investment Loan Trust
4.539% due 09/25/2036 •	53	51
4.769% due 03/25/2036 •	140	136
4.989% due 01/25/2036 •	108	105

68	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

December 31, 2022

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.289% due 05/25/2035 •	$454	$441
5.319% due 09/25/2034 •	468	463
5.514% due 07/25/2033 •	22	21
5.664% due 12/25/2034 •	1,138	1,090

Structured Asset Securities Corp. Mortgage Loan Trust
4.524% due 07/25/2036 •	1,576	1,554
4.539% due 09/25/2036 ~	49	46
4.619% due 01/25/2037 •	1,877	1,138
4.639% due 09/25/2036 •	6	6
4.729% due 12/25/2036 •	59	57
4.809% due 02/25/2037 •	281	271
5.289% due 08/25/2037 •	41	40
5.389% due 08/25/2037 •	166	164

Structured Asset Securities Corp. Trust
5.079% due 09/25/2035 •	413	391

TPG Real Estate Finance Issuer Ltd.
5.526% due 03/15/2038 •	12,600	12,198

Vertical Bridge Holdings LLC
2.636% due 09/15/2050	7,000	6,253
3.706% due 02/15/2057	1,400	1,111

Vibrant CLO Ltd.
5.283% due 09/15/2030 •	13,944	13,723

WaMu Asset-Backed Certificates WaMu Trust
4.614% due 05/25/2037 •	6,332	5,768
4.629% due 05/25/2037 •	1,069	878

WAVE LLC
3.597% due 09/15/2044	2,026	1,543

Wells Fargo Home Equity Asset-Backed Securities Trust
4.884% due 05/25/2036 ~	160	159
5.964% due 02/25/2035 ~	2	2

Wells Fargo Home Equity Trust Mortgage Pass-Through Certificates
4.989% due 04/25/2034 •	105	99

Wells Fargo Mortgage-Backed Securities Trust
4.511% due 10/25/2036 ^~	176	152

Total Asset-Backed Securities (Cost $490,848)		453,055

	SHARES
PREFERRED SECURITIES 1.0%

BANKING & FINANCE 0.9%

American AgCredit Corp.
5.250% due 06/15/2026 •(d)	6,000,000	5,073

CaixaBank SA
6.750% due 06/13/2024 •(d)(e)	200,000	209

Charles Schwab Corp.
5.000% due 12/01/2027 •(d)	4,200,000	3,513

Farm Credit Bank of Texas
5.700% due 09/15/2025 •(d)	1,700,000	1,581

		10,376

	SHARES	MARKET VALUE (000S)
INDUSTRIALS 0.1%

General Electric Co.
8.099% (US0003M + 3.330%) due 03/15/2023 ~(d)	1,000,000	$992

Total Preferred Securities (Cost $12,957)		11,368

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 0.7%

REPURCHASE AGREEMENTS (g) 0.2%
		2,224

U.S. TREASURY BILLS 0.5%
3.649% due 01/05/2023 - 03/02/2023 (b)(c)(j)	$6,359	6,351

Total Short-Term Instruments (Cost $8,575)		8,575

Total Investments in Securities (Cost $1,756,190)		1,621,931

	SHARES
INVESTMENTS IN AFFILIATES 7.5%

SHORT-TERM INSTRUMENTS 7.5%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 7.5%

PIMCO Short-Term Floating NAV Portfolio III	8,887,221	86,348

Total Short-Term Instruments (Cost $86,325)		86,348

Total Investments in Affiliates (Cost $86,325)		86,348

Total Investments 148.8% (Cost $1,842,515)		$1,708,279

Financial Derivative Instruments (h)(i) (0.1)% (Cost or Premiums, net $733)		(1,347)

Other Assets and Liabilities, net (48.7)%		(559,057)

Net Assets 100.0%		$1,147,875

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2022	69

Schedule of Investments PIMCO Fixed Income SHares: Series M (Cont.)

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.

^	Security is in default.

«	Security valued using significant unobservable inputs (Level 3).

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.

(a)	Payment in-kind security.

(b)	Coupon represents a weighted average yield to maturity.

(c)	Zero coupon security.

(d)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

(e)	Contingent convertible security.

(f)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Citigroup, Inc.	3.785%	03/17/2033	03/10/2022	$5,000	$4,290	0.37%
Morgan Stanley	0.000	04/02/2032	02/11/2020	6,966	4,569	0.40

				$11,966	$8,859	0.77%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(g)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	1.900%	12/30/2022	01/03/2023	$2,224	U.S. Treasury Bills 0.000% due 06/29/2023	$(2,269)	$2,224	$2,224

Total Repurchase Agreements						$(2,269)	$2,224	$2,224

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
U.S. Government Agencies (24.6)%
Uniform Mortgage-Backed Security, TBA	2.500%	01/01/2053	$4,000	$(3,346)	$(3,388)
Uniform Mortgage-Backed Security, TBA	4.000	01/01/2053	198,000	(187,447)	(185,719)
Uniform Mortgage-Backed Security, TBA	4.000	02/01/2053	99,000	(94,081)	(92,882)

Total Short Sales (24.6)%				$(284,874)	$(281,989)

70	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

December 31, 2022

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of December 31, 2022:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/ (Received)	Net Exposure(2)
Global/Master Repurchase Agreement
FICC	$2,224	$0	$0	$2,224	$(2,269)	$(45)

Total Borrowings and Other Financing Transactions	$2,224	$0	$0

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

The average amount of borrowings outstanding during the period ended December 31, 2022 was $(56,282) at a weighted average interest rate of 0.056%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(h)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 10-Year Note March Futures	03/2023	678	$(76,137)	$206	$95	$0

Total Futures Contracts				$206	$95	$0

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2022(3)	Notional Amount(4)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
									Asset	Liability
AT&T, Inc.	1.000%	Quarterly	12/20/2026	1.022%	$ 7,000	$113	$(116)	$(3)	$0	$0
Boeing Co.	1.000	Quarterly	06/20/2023	0.709	300	1	0	1	0	0
Boeing Co.	1.000	Quarterly	12/20/2026	1.297	2,100	(10)	(11)	(21)	1	0
Ford Motor Credit Co. LLC	5.000	Quarterly	12/20/2024	2.457	1,000	35	13	48	0	0
General Electric Co.	1.000	Quarterly	12/20/2023	0.438	2,650	(19)	34	15	1	0
General Electric Co.	1.000	Quarterly	06/20/2024	0.522	1,550	(2)	13	11	0	(1)
General Electric Co.	1.000	Quarterly	12/20/2024	0.564	600	(9)	14	5	0	0
General Electric Co.	1.000	Quarterly	06/20/2026	0.801	200	2	(1)	1	0	0
Lennar Corp.	5.000	Quarterly	12/20/2025	0.999	1,200	227	(92)	135	1	0
Southwest Airlines Co.	1.000	Quarterly	12/20/2026	0.969	500	(2)	3	1	0	0
Telefonica Emisiones SAU	1.000	Quarterly	06/20/2028	1.311	EUR 2,600	6	(47)	(41)	0	(2)

						$342	$(190)	$152	$3	$(3)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2022	71

Schedule of Investments PIMCO Fixed Income SHares: Series M (Cont.)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(2)

Index/Tranches	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(4)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
								Asset	Liability
iTraxx Asia Ex-Japan 38 5-Year Index	(1.000)%	Quarterly	12/20/2027	$700	$33	$(23)	$10	$0	$0

INTEREST RATE SWAPS

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	3-Month CAD-Bank Bill	0.980%	Semi-Annual	02/26/2024	CAD	232,400	$217	$(9,499)	$(9,282)	$0	$(58)
Pay	3-Month CAD-Bank Bill	0.880	Semi-Annual	03/03/2024		107,000	6	(4,413)	(4,407)	0	(31)
Pay	3-Month CAD-Bank Bill	1.235	Semi-Annual	03/04/2025		55,000	157	(3,241)	(3,084)	0	(88)

							$380	$(17,153)	$(16,773)	$0	$(177)

Total Swap Agreements							$755	$(17,366)	$(16,611)	$3	$(180)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2022:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$95	$3	$98	$0	$0	$(180)	$(180)

Cash of $16,256 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of December 31, 2022. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

72	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

December 31, 2022

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(i)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BOA	02/2023		CHF	88	$		93	$0	$(3)
	02/2023		NOK	1,054			106	0	(2)
BPS	01/2023		ILS	1,811			529	13	0
	03/2023		INR	18,282			220	0	0
BRC	01/2023	$		563		SGD	759	3	0
	02/2023		NOK	1,608	$		161	0	(3)
CBK	01/2023	$		8,248		EUR	7,763	65	0
	05/2023			3		MXN	52	0	0
JPM	01/2023		GBP	18,813	$		22,717	0	(30)
	02/2023		MXN	12,702			620	0	(27)
MBC	01/2023		EUR	58,089			60,881	0	(1,326)
	01/2023	$		6,405		EUR	6,072	97	0
	02/2023			2,827		CAD	3,746	0	(59)
SCX	01/2023			233		KRW	307,840	11	0
	02/2023		CAD	991	$		733	1	0

Total Forward Foreign Currency Contracts								$190	$(1,450)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - SELL PROTECTION(1)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2022(2)	Notional Amount(3)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(4)
									Asset	Liability
GST	Mexico Government International Bond	1.000%	Quarterly	12/20/2024	0.640%	$200	$(2)	$4	$2	$0
	Mexico Government International Bond	1.000	Quarterly	12/20/2027	1.305	200	(8)	5	0	(3)
MYC	Mexico Government International Bond	1.000	Quarterly	12/20/2024	0.640	200	(2)	3	1	0
	Mexico Government International Bond	1.000	Quarterly	12/20/2026	1.048	300	1	(1)	0	0
	Mexico Government International Bond	1.000	Quarterly	06/20/2027	1.191	100	0	(1)	0	(1)
	Mexico Government International Bond	1.000	Quarterly	12/20/2027	1.305	300	(11)	7	0	(4)

Total Swap Agreements							$(22)	$17	$3	$(8)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2022	73

Schedule of Investments PIMCO Fixed Income SHares: Series M (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of December 31, 2022:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(5)
BOA	$0	$0	$0	$0	$(5)	$0	$0	$(5)	$(5)	$0	$(5)
BPS	13	0	0	13	0	0	0	0	13	(10)	3
BRC	3	0	0	3	(3)	0	0	(3)	0	0	0
CBK	65	0	0	65	0	0	0	0	65	0	65
GST	0	0	2	2	0	0	(3)	(3)	(1)	0	(1)
JPM	0	0	0	0	(57)	0	0	(57)	(57)	0	(57)
MBC	97	0	0	97	(1,385)	0	0	(1,385)	(1,288)	1,014	(274)
MYC	0	0	1	1	0	0	(5)	(5)	(4)	0	(4)
SCX	12	0	0	12	0	0	0	0	12	0	12

Total Over the Counter	$190	$0	$3	$193	$(1,450)	$0	$(8)	$(1,458)

(j)

Securities with an aggregate market value of $1,014 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of December 31, 2022.

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

74	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

December 31, 2022

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of December 31, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$95	$95
Swap Agreements	0	3	0	0	0	3

	$0	$3	$0	$0	$95	$98

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$190	$0	$190
Swap Agreements	0	3	0	0	0	3

	$0	$3	$0	$190	$0	$193

	$0	$6	$0	$190	$95	$291

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Swap Agreements	$0	$3	$0	$0	$177	$180

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,450	$0	$1,450
Swap Agreements	0	8	0	0	0	8

	$0	$8	$0	$1,450	$0	$1,458

	$0	$11	$0	$1,450	$177	$1,638

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended December 31, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(35,768)	$(35,768)
Swap Agreements	0	(914)	0	0	(23,525)	(24,439)

	$0	$(914)	$0	$0	$(59,293)	$(60,207)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$12,635	$0	$12,635
Purchased Options	0	0	0	0	398	398
Written Options	0	301	0	0	(352)	(51)
Swap Agreements	0	304	0	0	0	304

	$0	$605	$0	$12,635	$46	$13,286

	$0	$(309)	$0	$12,635	$(59,247)	$(46,921)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2022	75

Schedule of Investments PIMCO Fixed Income SHares: Series M (Cont.)

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(472)	$(472)
Swap Agreements	0	(506)	0	0	(1,352)	(1,858)

	$0	$(506)	$0	$0	$(1,824)	$(2,330)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,196	$0	$1,196
Written Options	0	(41)	0	0	(11)	(52)
Swap Agreements	0	(185)	0	0	0	(185)

	$0	$(226)	$0	$1,196	$(11)	$959

	$0	$(732)	$0	$1,196	$(1,835)	$(1,371)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2022 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2022
Investments in Securities, at Value
Loan Participations and Assignments	$0	$0	$8,406	$8,406
Corporate Bonds & Notes
Banking & Finance	0	184,694	0	184,694
Industrials	0	68,881	0	68,881
Utilities	0	19,646	0	19,646
Municipal Bonds & Notes
California	0	20,499	0	20,499
New Jersey	0	3,843	0	3,843
New York	0	5,236	0	5,236
Pennsylvania	0	638	0	638
Virginia	0	3,286	0	3,286
U.S. Government Agencies	0	577,125	0	577,125
U.S. Treasury Obligations	0	25,977	0	25,977
Non-Agency Mortgage-Backed Securities	0	230,702	0	230,702
Asset-Backed Securities	0	453,055	0	453,055
Preferred Securities
Banking & Finance	0	10,376	0	10,376
Industrials	0	992	0	992
Short-Term Instruments
Repurchase Agreements	0	2,224	0	2,224
U.S. Treasury Bills	0	6,351	0	6,351

	$0	$1,613,525	$8,406	$1,621,931

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$86,348	$0	$0	$86,348

Total Investments	$86,348	$1,613,525	$8,406	$1,708,279

Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(281,989)	$0	$(281,989)

76	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

December 31, 2022

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2022
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$0	$98	$0	$98
Over the counter	0	193	0	193

	$0	$291	$0	$291

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(180)	0	(180)
Over the counter	0	(1,458)	0	(1,458)

	$0	$(1,638)	$0	$(1,638)

Total Financial Derivative Instruments	$0	$(1,347)	$0	$(1,347)

Totals	$86,348	$1,330,189	$8,406	$1,424,943

There were no significant transfers into or out of Level 3 during the period ended December 31, 2022.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2022	77

Schedule of Investments PIMCO Fixed Income SHares: Series R

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 165.7%

CORPORATE BONDS & NOTES 7.7%

BANKING & FINANCE 7.7%

Jyske Realkredit AS
1.500% due 10/01/2053	DKK	3,645	$394

NatWest Group PLC
4.519% due 06/25/2024 •		$200	198
6.274% (US0003M + 1.550%) due 06/25/2024 ~		300	300

Nordea Kredit Realkreditaktieselskab
1.000% due 10/01/2050	DKK	3,631	386
1.000% due 10/01/2053		1,841	194
1.500% due 10/01/2053		2,440	264
2.000% due 10/01/2053		500	57

Nykredit Realkredit AS
1.000% due 10/01/2050		4,058	431
1.000% due 10/01/2053		3,206	334
1.500% due 10/01/2053		32,868	3,555
2.000% due 10/01/2053		5,891	647
2.500% due 10/01/2047		17	2
3.000% due 10/01/2053		5,250	672

Realkredit Danmark AS
1.000% due 10/01/2050		11,125	1,181
1.000% due 10/01/2053		1,453	153
1.500% due 10/01/2050		39,287	4,258
1.500% due 10/01/2053		21,216	2,239
2.000% due 10/01/2053		1,633	179
2.500% due 04/01/2047		12	2
3.000% due 10/01/2053		4,664	597

UniCredit SpA
7.830% due 12/04/2023		$600	606

Total Corporate Bonds & Notes (Cost $23,127)			16,649

U.S. GOVERNMENT AGENCIES 9.6%

Fannie Mae
2.889% due 10/01/2044 •		2	1
4.834% due 02/25/2037 ~		10	10

Freddie Mac
3.757% due 09/01/2036 •		9	9
4.133% due 07/01/2036 •		24	25

Ginnie Mae
3.858% due 08/20/2068 ~		294	286

Uniform Mortgage-Backed Security
3.500% due 12/01/2045		8	7

Uniform Mortgage-Backed Security, TBA
3.000% due 02/01/2053		2,200	1,933
4.000% due 01/01/2053		9,200	8,629
4.500% due 02/01/2053		5,600	5,391

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.000% due 02/01/2053	$4,600	$4,533

Total U.S. Government Agencies (Cost $20,880)		20,824

U.S. TREASURY OBLIGATIONS 128.3%

U.S. Treasury Inflation Protected Securities (c)
0.125% due 10/15/2024	4,530	4,363
0.125% due 10/15/2025 (e)(h)	804	764
0.125% due 04/15/2026	6,523	6,134
0.125% due 07/15/2026	4,712	4,441
0.125% due 10/15/2026 (e)	9,379	8,794
0.125% due 04/15/2027 (e)	3,377	3,149
0.125% due 01/15/2030 (e)	18,451	16,585
0.125% due 07/15/2030	1,976	1,770
0.125% due 01/15/2031	7,704	6,847
0.125% due 07/15/2031 (e)	48,333	42,741
0.125% due 01/15/2032 (e)	19,136	16,775
0.125% due 02/15/2051	4,922	3,175
0.125% due 02/15/2052	4,068	2,639
0.250% due 01/15/2025	10,317	9,898
0.250% due 07/15/2029	8,739	8,005
0.250% due 02/15/2050	4,463	3,014
0.375% due 07/15/2025	5,248	5,041
0.375% due 01/15/2027 (h)	370	349
0.375% due 07/15/2027	9,795	9,235
0.500% due 04/15/2024	7,444	7,240
0.500% due 01/15/2028	4,639	4,365
0.625% due 01/15/2026	6,823	6,551
0.625% due 07/15/2032 (e)	11,077	10,155
0.625% due 02/15/2043	3,655	2,952
0.750% due 07/15/2028 (e)	15,671	14,935
0.750% due 02/15/2042	2,756	2,309
0.750% due 02/15/2045 (e)	12,364	10,010
0.875% due 01/15/2029 (e)	18,175	17,325
0.875% due 02/15/2047	5,981	4,909
1.000% due 02/15/2046	7,030	5,978
1.000% due 02/15/2048	1,554	1,310
1.000% due 02/15/2049	3,233	2,706
1.375% due 02/15/2044 (h)	588	547
1.750% due 01/15/2028 (e)	14,161	14,158
2.000% due 01/15/2026	2,272	2,269
2.125% due 02/15/2040	1,599	1,694
2.125% due 02/15/2041	7,171	7,603
2.500% due 01/15/2029	3,635	3,792
3.375% due 04/15/2032 (e)(h)	428	490
3.625% due 04/15/2028	2,414	2,632

Total U.S. Treasury Obligations (Cost $324,650)		277,649

NON-AGENCY MORTGAGE-BACKED SECURITIES 1.0%

Banc of America Funding Trust
3.775% due 01/20/2047 ~	347	294

78	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

December 31, 2022

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Countrywide Alternative Loan Trust
4.548% due 12/20/2046 ^•		$577	$465

Grifonas Finance PLC
1.264% due 08/28/2039 ~	EUR	87	84

GSR Mortgage Loan Trust
3.767% due 09/25/2035 ~		$8	7

HarborView Mortgage Loan Trust
5.253% due 06/20/2035 ~		233	204

IndyMac INDX Mortgage Loan Trust
5.229% due 05/25/2034 •		594	524

MortgageIT Mortgage Loan Trust
5.394% due 12/25/2034 ~		8	7

Residential Accredit Loans, Inc. Trust
4.749% due 06/25/2046 •		198	46

Towd Point Mortgage Funding
4.471% due 02/20/2054 •	GBP	470	566

Total Non-Agency Mortgage-Backed Securities (Cost $2,304)			2,197

ASSET-BACKED SECURITIES 1.7%

Asset-Backed Funding Certificates Trust
4.989% due 10/25/2034 •		$10	10

Atlas Senior Loan Fund Ltd.
5.229% due 01/16/2030 •		381	377

CIT Mortgage Loan Trust
5.739% due 10/25/2037 •		89	88

Citigroup Mortgage Loan Trust
4.469% due 01/25/2037 •		140	104
4.679% due 09/25/2036 ~		281	268
5.079% due 10/25/2035 ^•		500	452

Home Equity Asset Trust
5.244% due 08/25/2034 •		36	35

Man GLG Euro CLO DAC
2.248% due 01/15/2030 •	EUR	143	149

Massachusetts Educational Financing Authority
5.308% due 04/25/2038 •		$23	23

Morgan Stanley ABS Capital, Inc. Trust
5.049% due 01/25/2035 •		250	241

Mountain View CLO Ltd.
4.761% due 10/13/2027 •		37	37

Nomura Home Equity Loan, Inc. Home Equity Loan Trust
5.154% due 05/25/2035 ~		1,253	1,220

Saxon Asset Securities Trust
1.799% due 05/25/2035 ~		33	31

Sound Point CLO Ltd.
5.225% due 01/23/2029 ~		299	295
5.315% due 01/23/2029 •		208	207

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Structured Asset Securities Corp. Mortgage Loan Trust
5.389% due 08/25/2037 •		$12	$12

Venture CLO Ltd.
4.959% due 07/15/2027 •		32	32

Total Asset-Backed Securities (Cost $3,494)			3,581

SOVEREIGN ISSUES 15.6%

Australia Government International Bond
3.000% due 09/20/2025 (c)	AUD	1,171	842

Canada Government Real Return Bond
4.250% due 12/01/2026 (c)	CAD	1,051	856

France Government International Bond
0.100% due 03/01/2026 (c)	EUR	2,643	2,800
0.100% due 07/25/2031 (c)		1,036	1,062
0.100% due 07/25/2038 (c)		1,695	1,626
0.250% due 07/25/2024 (c)		3,674	3,962

Italy Buoni Poliennali Del Tesoro
0.400% due 05/15/2030 (c)		467	438
1.400% due 05/26/2025 (c)		9,506	10,046

Japan Government International Bond
0.005% due 03/10/2031 (c)	JPY	52,203	412
0.100% due 03/10/2028 (c)		416,139	3,280
0.100% due 03/10/2029 (c)		655,811	5,187

Mexico Government International Bond
7.750% due 05/29/2031	MXN	8,021	380

New Zealand Government International Bond
2.000% due 09/20/2025 (c)	NZD	372	235
3.000% due 09/20/2030 (c)		1,475	983

Peru Government International Bond
5.940% due 02/12/2029	PEN	200	48

Qatar Government International Bond
3.875% due 04/23/2023		$300	299

United Kingdom Gilt
0.125% due 03/22/2024 (c)	GBP	1,029	1,264

Total Sovereign Issues (Cost $37,129)			33,720

SHORT-TERM INSTRUMENTS 1.8%

REPURCHASE AGREEMENTS (d) 1.3%
			2,854

SHORT-TERM NOTES 0.2%

France Government International Bond
2.100% due 07/25/2023 (c)	EUR	373	409

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2022	79

Schedule of Investments PIMCO Fixed Income SHares: Series R (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY BILLS 0.3%
4.189% due 03/02/2023 (a)(b)(h)	$576	$572

Total Short-Term Instruments (Cost $3,854)		3,835

Total Investments in Securities (Cost $415,438)		358,455

Total Investments 165.7% (Cost $415,438)		$358,455

Financial Derivative Instruments (f)(g) (0.7)% (Cost or Premiums, net $(204))		(1,491)

Other Assets and Liabilities, net (65.0)%		(140,575)

Net Assets 100.0%		$216,389

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.

^	Security is in default.

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

(a)	Coupon represents a weighted average yield to maturity.

(b)	Zero coupon security.

(c)	Principal amount of security is adjusted for inflation.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(d)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	1.900%	12/30/2022	01/03/2023	$2,854	U.S. Treasury Notes 0.125% due 05/15/2023	$(2,911)	$2,854	$2,854

Total Repurchase Agreements						$(2,911)	$2,854	$2,854

80	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

December 31, 2022

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate(2)	Borrowing Date	Maturity Date	Amount Borrowed(2)	Payable for Sale-Buyback Transactions(3)
BCY	4.180%	11/03/2022	01/05/2023	$(16,087)	$(16,201)
BOS	4.210	11/09/2022	01/09/2023	(3,121)	(3,141)
	4.430	12/12/2022	01/05/2023	(2,027)	(2,032)
MSC	4.160	11/01/2022	01/12/2023	(58,383)	(58,808)
	4.170	11/03/2022	01/05/2023	(23,786)	(23,953)
TDM	4.350	12/05/2022	01/05/2023	(9,441)	(9,474)
	4.360	12/08/2022	01/05/2023	(3,491)	(3,502)
	4.470	12/15/2022	01/05/2023	(7,754)	(7,773)

Total Sale-Buyback Transactions					$(124,884)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of December 31, 2022:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions(3)	Total Borrowings and Other Financing Transactions	Collateral Pledged/ (Received)	Net Exposure(4)
Global/Master Repurchase Agreement
FICC	$2,854	$0	$0	$2,854	$(2,911)	$(57)

Master Securities Forward Transaction Agreement
BCY	0	0	(16,201)	(16,201)	15,921	(280)
BOS	0	0	(5,173)	(5,173)	5,140	(33)
MSC	0	0	(82,761)	(82,761)	82,779	18
TDM	0	0	(20,749)	(20,749)	20,448	(301)

Total Borrowings and Other Financing Transactions	$2,854	$0	$(124,884)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Sale-Buyback Transactions
U.S. Treasury Obligations	$0	$(124,884)	$0	$0	$(124,884)

Total Borrowings	$0	$(124,884)	$0	$0	$(124,884)

Payable for sale-buyback financing transactions					$(124,884)

(e)	Securities with an aggregate market value of $124,679 have been pledged as collateral under the terms of the above master agreements as of December 31, 2022.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended December 31, 2022 was $(119,892) at a weighted average interest rate of 1.676%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)	Payable for sale-buyback transactions includes $(79) of deferred price drop.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2022	81

Schedule of Investments PIMCO Fixed Income SHares: Series R (Cont.)

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(f)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
3-Month Euribor March Futures	03/2023	198	$51,392	$(1,739)	$16	$(11)
Euro-Bund March Futures	03/2023	32	4,553	(322)	16	(36)
U.S. Treasury 2-Year Note March Futures	03/2023	97	19,893	(1)	0	(15)
U.S. Treasury 5-Year Note March Futures	03/2023	119	12,844	(45)	0	(10)
U.S. Treasury Ultra Long-Term Bond March Futures	03/2023	15	2,015	12	0	(8)
U.S. Ultra Treasury Note March Futures	03/2023	39	4,613	(101)	0	(2)
United Kingdom Long Gilt March Futures	03/2023	9	1,087	(71)	1	(3)

				$(2,267)	$33	$(85)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Australia Government 10-Year Bond March Futures	03/2023	12	$(885)	$19	$1	$0
Call Options Strike @ EUR 146.000 on Euro-Bund 10-Year Bond February 2023 Futures(1)	01/2023	5	0	4	0	0
Euro-Bobl March Futures	03/2023	52	(6,443)	210	24	(15)
Euro-BTP Italy Government Bond March Futures	03/2023	60	(6,751)	105	8	(8)
Euro-BTP March Futures	03/2023	119	(13,875)	1,023	143	(113)
Euro-Buxl 30-Year Bond March Futures	03/2023	51	(7,383)	1,069	191	(34)
Euro-Oat March Futures	03/2023	32	(4,361)	303	40	(22)
Euro-Schatz March Futures	03/2023	683	(77,074)	815	95	(34)
Gold 100 oz. February Futures	02/2023	18	(3,287)	(93)	0	0
Japan Government 10-Year Bond March Futures	03/2023	22	(24,384)	448	33	0
Put Options Strike @ EUR 138.500 on Euro-Bund 10-Year Bond February 2023 Futures(1)	01/2023	5	(31)	(26)	2	(5)
U.S. Treasury 10-Year Note March Futures	03/2023	337	(37,844)	81	43	(5)
U.S. Treasury Long-Term Bond March Futures	03/2023	79	(9,902)	(3)	12	0

				$3,955	$592	$(236)

Total Futures Contracts				$1,688	$625	$(321)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(2)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2022(3)	Notional Amount(4)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
									Asset	Liability
General Electric Co.	1.000%	Quarterly	12/20/2023	0.438%	$100	$(5)	$6	$1	$0	$0

82	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

December 31, 2022

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(2)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(4)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
									Asset	Liability
iTraxx Europe Main 37 5-Year Index	1.000%	Quarterly	06/20/2027	EUR	500	$(3)	$6	$3	$1	$0

INTEREST RATE SWAPS

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.300%	Semi-Annual	09/20/2027	JPY	172,740	$(3)	$22	$19	$1	$0
Pay	3-Month EUR-EURIBOR	0.526	Annual	11/21/2023	EUR	11,300	0	(415)	(415)	0	(2)
Receive	3-Month NZD-BBR	3.250	Semi-Annual	03/21/2028	NZD	1,200	4	46	50	0	(2)
Receive(6)	3-Month USD-LIBOR	1.840	Semi-Annual	11/21/2028	$	5,500	0	452	452	8	0
Pay(6)	3-Month USD-LIBOR	1.888	Semi-Annual	11/21/2053		1,100	0	(301)	(301)	0	(6)
Pay	6-Month EUR-EURIBOR	0.650	Annual	04/12/2027	EUR	2,000	(11)	(206)	(217)	0	(5)
Pay	6-Month EUR-EURIBOR	0.650	Annual	05/11/2027		900	(7)	(92)	(99)	0	(2)
Pay	6-Month EUR-EURIBOR	1.000	Annual	05/13/2027		1,800	(7)	(159)	(166)	0	(4)
Pay	6-Month EUR-EURIBOR	1.000	Annual	05/18/2027		800	(3)	(71)	(74)	0	(2)
Pay	6-Month EUR-EURIBOR	0.000	Annual	11/04/2032		6,500	(66)	(1,825)	(1,891)	0	(29)
Pay	6-Month EUR-EURIBOR	0.000	Annual	11/08/2032		5,800	(118)	(1,571)	(1,689)	0	(26)
Receive	6-Month EUR-EURIBOR	0.190	Annual	11/04/2052		1,000	62	445	507	8	0
Receive	6-Month EUR-EURIBOR	0.195	Annual	11/04/2052		1,100	1	556	557	9	0
Receive	6-Month EUR-EURIBOR	0.197	Annual	11/08/2052		1,900	118	844	962	15	0
Receive(6)	6-Month EUR-EURIBOR	0.830	Annual	12/09/2052		1,200	3	36	39	2	0
Receive	CPTFEMU	3.520	Maturity	09/15/2024		800	(2)	(12)	(14)	0	0
Pay	CPTFEMU	2.965	Maturity	05/15/2027		200	0	7	7	1	0
Pay	CPTFEMU	3.000	Maturity	05/15/2027		1,000	1	33	34	2	0
Pay	CPTFEMU	3.130	Maturity	05/15/2027		300	0	8	8	1	0
Pay	CPTFEMU	2.359	Maturity	08/15/2030		1,600	10	56	66	5	0
Receive	CPTFEMU	1.380	Maturity	03/15/2031		3,900	(28)	(803)	(831)	0	(10)
Pay	CPTFEMU	2.600	Maturity	05/15/2032		1,400	7	51	58	4	0
Pay	CPTFEMU	2.570	Maturity	06/15/2032		900	0	26	26	3	0
Pay	CPTFEMU	2.720	Maturity	06/15/2032		2,100	(6)	34	28	7	0
Pay	CPTFEMU	2.470	Maturity	07/15/2032		800	0	31	31	2	0
Pay	CPTFEMU	1.710	Maturity	03/15/2033		300	(1)	52	51	1	0
Receive	CPTFEMU	2.488	Maturity	05/15/2037		1,210	1	(72)	(71)	0	(3)
Receive	CPTFEMU	2.580	Maturity	03/15/2052		300	0	(25)	(25)	1	0
Receive	CPTFEMU	2.590	Maturity	03/15/2052		400	(10)	(22)	(32)	1	0
Receive	CPTFEMU	2.421	Maturity	05/15/2052		170	0	(20)	(20)	0	0
Receive	CPTFEMU	2.590	Maturity	12/15/2052		300	0	(3)	(3)	0	0
Pay	CPURNSA	2.210	Maturity	02/05/2023		3,240	0	293	293	0	(2)
Receive	CPURNSA	3.583	Maturity	02/08/2023		9,700	0	(325)	(325)	5	0
Receive	CPURNSA	4.950	Maturity	03/07/2023		3,900	0	(56)	(56)	5	0
Receive	CPURNSA	5.033	Maturity	03/08/2023		400	0	(5)	(5)	1	0
Receive	CPURNSA	5.470	Maturity	03/21/2023		8,900	0	(67)	(67)	4	0
Pay	CPURNSA	2.220	Maturity	04/13/2023		318	0	27	27	0	0
Pay	CPURNSA	2.314	Maturity	02/26/2026		2,700	0	260	260	0	(1)
Pay	CPURNSA	2.419	Maturity	03/05/2026		2,100	0	192	192	0	0
Pay	CPURNSA	2.768	Maturity	05/13/2026		1,800	0	128	128	0	0
Pay	CPURNSA	2.813	Maturity	05/14/2026		800	0	55	55	0	0
Pay	CPURNSA	2.703	Maturity	05/25/2026		830	0	61	61	0	0
Pay	CPURNSA	2.690	Maturity	06/01/2026		600	0	44	44	0	0
Receive	CPURNSA	2.370	Maturity	06/06/2028		2,200	0	(188)	(188)	0	0
Receive	CPURNSA	2.165	Maturity	04/16/2029		2,000	0	(223)	(223)	0	0
Receive	CPURNSA	1.954	Maturity	06/03/2029		1,000	0	(130)	(130)	0	0
Receive	CPURNSA	1.998	Maturity	07/25/2029		1,300	0	(161)	(161)	0	0
Receive	CPURNSA	1.883	Maturity	11/20/2029		500	1	(70)	(69)	0	0
Pay	CPURNSA	2.311	Maturity	02/24/2031		1,500	1	156	157	0	0
Receive	FRCPXTOB	1.410	Maturity	11/15/2039		300	0	(100)	(100)	1	0

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2022	83

Schedule of Investments PIMCO Fixed Income SHares: Series R (Cont.)

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	UKRPI	6.290%	Maturity	03/15/2024	GBP	2,900	$(1)	$218	$217	$1	$0
Pay	UKRPI	6.440	Maturity	05/15/2024		900	0	52	52	0	0
Pay	UKRPI	6.600	Maturity	05/15/2024		2,200	6	113	119	1	0
Pay	UKRPI	5.200	Maturity	06/15/2024		1,400	0	71	71	0	(1)
Pay	UKRPI	5.330	Maturity	06/15/2024		1,500	0	72	72	0	(1)
Receive	UKRPI	3.850	Maturity	09/15/2024		1,900	(1)	(291)	(292)	0	(2)
Receive	UKRPI	3.330	Maturity	01/15/2025		1,500	45	(333)	(288)	0	(1)
Pay	UKRPI	4.735	Maturity	12/15/2026		900	(12)	100	88	2	0
Pay	UKRPI	4.615	Maturity	02/15/2027		1,200	0	109	109	3	0
Pay	UKRPI	4.626	Maturity	02/15/2027		1,400	1	125	126	4	0
Receive	UKRPI	3.438	Maturity	01/15/2030		800	0	(168)	(168)	0	(4)
Receive	UKRPI	3.480	Maturity	01/15/2030		700	9	(153)	(144)	0	(3)
Receive	UKRPI	3.325	Maturity	08/15/2030		2,050	(5)	(447)	(452)	0	(14)
Pay	UKRPI	3.470	Maturity	01/15/2031		100	0	24	24	1	0
Pay	UKRPI	3.484	Maturity	01/15/2031		400	0	95	95	2	0
Receive	UKRPI	3.750	Maturity	04/15/2031		740	0	(149)	(149)	0	(5)
Receive	UKRPI	4.066	Maturity	09/15/2031		1,800	0	(245)	(245)	0	(11)
Pay	UKRPI	4.125	Maturity	09/15/2032		390	0	5	5	2	0
Pay	UKRPI	4.130	Maturity	09/15/2032		1,710	0	20	20	10	0
Pay	UKRPI	4.143	Maturity	10/15/2032		900	0	9	9	6	0
Receive	UKRPI	3.566	Maturity	03/15/2036		600	0	(122)	(122)	0	(5)
Receive	UKRPI	3.580	Maturity	03/15/2036		1,300	(6)	(256)	(262)	0	(11)
Pay	UKRPI	3.720	Maturity	09/15/2037		1,300	0	46	46	11	0

							$(17)	$(4,112)	$(4,129)	$130	$(152)

Total Swap Agreements							$(25)	$(4,100)	$(4,125)	$131	$(152)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2022:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset(7)			Market Value	Variation Margin Liability(7)
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$630	$131	$761	$0	$(323)	$(152)	$(475)

Cash of $4,680 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of December 31, 2022. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)	Future styled option.
(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

84	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

December 31, 2022

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.
(7)	Unsettled variation margin asset of $5 and liability of $(2) for closed futures is outstanding at period end.

(g)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BOA	02/2023		NOK	210	$		21	$0	$0
BPS	01/2023	$		551		EUR	517	2	0
	03/2023		MXN	8,166	$		405	0	(8)
BRC	01/2023	$		341		EUR	321	2	0
	02/2023		NOK	320	$		32	0	(1)
CBK	01/2023		BRL	1,598			304	2	0
	01/2023		DKK	1,850			261	0	(6)
	01/2023		JPY	50,800			369	0	(19)
	01/2023		PEN	96			25	0	0
	01/2023	$		158		DKK	1,100	0	0
	01/2023			728		EUR	685	6	0
	01/2023			25		PEN	96	0	0
	02/2023		PEN	539	$		135	0	(7)
DUB	01/2023		DKK	58,617			8,262	0	(180)
GLM	01/2023	$		300		BRL	1,598	3	0
	04/2023		BRL	1,598	$		295	0	(3)
JPM	01/2023	$		220		DKK	1,570	6	0
MBC	01/2023		AUD	35	$		23	0	0
	01/2023		CAD	1,100			820	8	0
	01/2023		DKK	53,007			7,488	0	(146)
	01/2023		EUR	21,551			22,591	0	(488)
	01/2023		GBP	1,459			1,778	14	0
	01/2023		JPY	196,490			1,427	0	(71)
	01/2023	$		2,342		EUR	2,218	33	0
	01/2023			303		JPY	39,800	1	0
MYI	01/2023		AUD	1,114	$		748	0	(11)
	01/2023		JPY	937,785			6,840	0	(310)
SCX	01/2023		AUD	87			59	0	(1)
	01/2023		NZD	1,836			1,144	0	(22)
	01/2023	$		124		PEN	477	2	0
TOR	01/2023		PLN	442	$		87	0	(14)

Total Forward Foreign Currency Contracts								$79	$(1,287)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2022	85

Schedule of Investments PIMCO Fixed Income SHares: Series R (Cont.)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/ Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
BRC	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.410%	02/02/2023	11,400	$57	$0
CBK	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.720	02/23/2023	20,400	112	0
DUB	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.237	11/17/2023	4,100	254	912
GLM	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.200	04/26/2023	5,800	62	4
JPM	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.710	01/25/2023	21,800	133	0
MYC	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.428	01/31/2023	11,500	59	0
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.200	05/31/2023	16,300	196	19

Total Purchased Options							$873	$935

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
GST	Put - OTC iTraxx Europe 37 5-Year Index	Sell	3.000%	03/15/2023	600	$(1)	$0

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
GLM	Cap - OTC CPALEMU	100.151	Maximum of [(Final Index/Initial Index - 1) - 3.000%] or 0	06/22/2035	1,200	$(54)	$(61)
JPM	Cap - OTC CPURNSA	233.916	Maximum of [(Final Index/Initial Index - 1) - 4.000%] or 0	04/22/2024	6,500	(47)	0
	Cap - OTC CPURNSA	234.781	Maximum of [(Final Index/Initial Index - 1) - 4.000%] or 0	05/16/2024	500	(4)	0

						$(105)	$(61)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/ Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BRC	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.558%	02/02/2023	2,500	$(57)	$0
CBK	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.736	02/23/2023	4,500	(111)	0
DUB	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.340	11/17/2023	20,200	(254)	(1,309)

86	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

December 31, 2022

Counterparty	Description	Floating Rate Index	Pay/ Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
GLM	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.350%	04/26/2023	3,200	$(63)	$(6)
	Call - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	2.547	03/07/2023	900	(20)	(2)
	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.547	03/07/2023	900	(20)	(57)
	Call - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	2.067	06/09/2023	1,200	(14)	(3)
	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	3.140	06/09/2023	1,200	(17)	(39)
JPM	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.785	01/25/2023	4,900	(136)	0
MYC	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.579	01/31/2023	2,500	(58)	0
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.350	05/31/2023	9,000	(196)	(27)

							$(946)	$(1,443)

Total Written Options							$(1,052)	$(1,504)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of December 31, 2022:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(2)
BPS	$2	$0	$0	$2	$(8)	$0	$0	$(8)	$(6)	$0	$(6)
BRC	2	0	0	2	(1)	0	0	(1)	1	0	1
CBK	8	0	0	8	(32)	0	0	(32)	(24)	0	(24)
DUB	0	912	0	912	(180)	(1,309)	0	(1,489)	(577)	305	(272)
GLM	3	4	0	7	(3)	(168)	0	(171)	(164)	0	(164)
JPM	6	0	0	6	0	0	0	0	6	0	6
MBC	56	0	0	56	(705)	0	0	(705)	(649)	572	(77)
MYC	0	19	0	19	0	(27)	0	(27)	(8)	257	249
MYI	0	0	0	0	(321)	0	0	(321)	(321)	328	7
SCX	2	0	0	2	(23)	0	0	(23)	(21)	4	(17)
TOR	0	0	0	0	(14)	0	0	(14)	(14)	13	(1)

Total Over the Counter	$79	$935	$0	$1,014	$(1,287)	$(1,504)	$0	$(2,791)

(h)

Securities with an aggregate market value of $1,478 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of December 31, 2022.

(1)	Notional Amount represents the number of contracts.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2022	87

Schedule of Investments PIMCO Fixed Income SHares: Series R (Cont.)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of December 31, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$630	$630
Swap Agreements	0	1	0	0	130	131

	$0	$1	$0	$0	$760	$761

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$79	$0	$79
Purchased Options	0	0	0	0	935	935

	$0	$0	$0	$79	$935	$1,014

	$0	$1	$0	$79	$1,695	$1,775

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$2	$0	$0	$0	$321	$323
Swap Agreements	0	0	0	0	152	152

	$2	$0	$0	$0	$473	$475

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,287	$0	$1,287
Written Options	0	0	0	0	1,504	1,504

	$0	$0	$0	$1,287	$1,504	$2,791

	$2	$0	$0	$1,287	$1,977	$3,266

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended December 31, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$181	$0	$0	$0	$14,989	$15,170
Swap Agreements	0	4	0	0	(483)	(479)

	$181	$4	$0	$0	$14,506	$14,691

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$7,578	$0	$7,578
Purchased Options	0	0	0	0	(34)	(34)
Written Options	0	100	0	0	140	240

	$0	$100	$0	$7,578	$106	$7,784

	$181	$104	$0	$7,578	$14,612	$22,475

88	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

December 31, 2022

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$(93)	$0	$0	$0	$965	$872
Swap Agreements	0	5	0	0	(2,131)	(2,126)

	$(93)	$5	$0	$0	$(1,166)	$(1,254)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(1,480)	$0	$(1,480)
Purchased Options	0	0	0	0	(236)	(236)
Written Options	0	(31)	0	0	(168)	(199)

	$0	$(31)	$0	$(1,480)	$(404)	$(1,915)

	$(93)	$(26)	$0	$(1,480)	$(1,570)	$(3,169)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2022 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2022
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$16,649	$0	$16,649
U.S. Government Agencies	0	20,824	0	20,824
U.S. Treasury Obligations	0	277,649	0	277,649
Non-Agency Mortgage-Backed Securities	0	2,197	0	2,197
Asset-Backed Securities	0	3,581	0	3,581
Sovereign Issues	0	33,720	0	33,720
Short-Term Instruments
Repurchase Agreements	0	2,854	0	2,854
Short-Term Notes	0	409	0	409
U.S. Treasury Bills	0	572	0	572
Total Investments	$0	$358,455	$0	$358,455

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	570	186	0	756
Over the counter	0	1,014	0	1,014

	$570	$1,200	$0	$1,770

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(281)	(192)	0	(473)
Over the counter	0	(2,791)	0	(2,791)

	$(281)	$(2,983)	$0	$(3,264)

Total Financial Derivative Instruments	$289	$(1,783)	$0	$(1,494)

Totals	$289	$356,672	$0	$356,961

There were no significant transfers into or out of Level 3 during the period ended December 31, 2022.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2022	89

Schedule of Investments PIMCO Fixed Income SHares: Series TE

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 107.8%

CORPORATE BONDS & NOTES 0.6%

BANKING & FINANCE 0.3%

Benloch Ranch Improvement Association No. 2
10.000% due 12/01/2051 «	$200	$194

INDUSTRIALS 0.3%

Tower Health
4.451% due 02/01/2050	400	194

Total Corporate Bonds & Notes (Cost $442)		388

MUNICIPAL BONDS & NOTES 106.7%

ALABAMA 1.9%

Lower Alabama Gas District Revenue Bonds, Series 2016
5.000% due 09/01/2046	500	501

Tuscaloosa County, Alabama Industrial Development Authority Revenue Bonds, Series 2019
4.500% due 05/01/2032	940	851

		1,352

ARIZONA 0.4%

Industrial Development Authority of the City of Phoenix, Arizona Revenue Notes, Series 2018
5.000% due 07/01/2028	250	259

CALIFORNIA 15.1%

Alameda Corridor Transportation Authority, California Revenue Bonds, Series 2022
0.000% due 10/01/2047 (b)	1,000	479

California Community Choice Financing Authority Revenue Bonds, Series 2021
4.000% due 02/01/2052	1,000	985

California Community Housing Agency Revenue Bonds, Series 2019
5.000% due 04/01/2049	500	438

California Community Housing Agency Revenue Bonds, Series 2022
4.500% due 08/01/2052	250	205

California Health Facilities Financing Authority Revenue Bonds, Series 2016
5.000% due 11/15/2046 (c)	3,000	3,150

California Infrastructure & Economic Development Bank Revenue Bonds, Series 2020
0.000% due 01/01/2060 (a)	2,250	111

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

California Municipal Finance Authority Revenue Bonds, Series 2021
4.000% due 09/01/2050 (d)	$1,000	$799

California Statewide Communities Development Authority Revenue Bonds, (AGM Insured), Series 2022
5.375% due 08/15/2057	250	264

CSCDA Community Improvement Authority, California Revenue Bonds, Series 2021
2.650% due 12/01/2046	250	187
3.500% due 10/01/2046	750	546

CSCDA Community Improvement Authority, California Revenue Bonds, Series 2022
0.000% due 09/01/2062 (b)	500	238

Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2018
5.000% due 06/01/2030	1,300	1,465

Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2021
0.000% due 06/01/2066 (a)	5,500	641

Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2022
5.000% due 06/01/2051	300	308

Golden State, California Tobacco Securitization Corp. Revenue Notes, Series 2021
1.850% due 06/01/2031	60	59

Sacramento County, California Special Tax Bonds, Series 2022
5.000% due 09/01/2047	500	487

Tobacco Securitization Authority of Northern California Revenue Bonds, Series 2021
0.000% due 06/01/2060 (a)	1,000	156

		10,518

COLORADO 6.1%

Colorado Health Facilities Authority Revenue Bonds, Series 2013
5.000% due 12/01/2033	2,125	2,136

Colorado Health Facilities Authority Revenue Bonds, Series 2019
4.000% due 08/01/2049	1,000	840

Colorado International Center Metropolitan District No 7 General Obligation Bonds, Series 2021
0.000% due 12/01/2051 (b)	750	387

Longs Peak Metropolitan District, Colorado General Obligation Bonds, Series 2021
5.250% due 12/01/2051	500	412

Senac South Metropolitan District No 1, Colorado General Obligation Bonds, Series 2021
5.250% due 12/01/2051	550	459

		4,234

90	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

December 31, 2022

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CONNECTICUT 1.6%

Connecticut Special Tax State Revenue Bonds, Series 2018
5.000% due 01/01/2029	$110	$121

Connecticut State Health & Educational Facilities Authority Revenue Bonds, Series 2014
5.000% due 07/01/2026	1,000	1,028

		1,149

DELAWARE 1.5%

Affordable Housing Opportunities Trust, Delaware Revenue Bonds, Series 2022
3.167% due 10/01/2038	1,005	857
7.120% due 10/01/2038	175	168

		1,025

FLORIDA 2.8%

Miami-Dade County, Florida Water & Sewer System Revenue Bonds, Series 2013
5.000% due 10/01/2028	555	564

Osceola County, Florida Transportation Revenue Notes, Series 2020
0.000% due 10/01/2028 (a)	475	361

Palm Beach County, Florida Health Facilities Authority Revenue Notes, Series 2022
5.000% due 11/01/2031	400	431

St Johns County, Florida Industrial Development Authority Revenue Bonds, Series 2021
4.000% due 12/15/2031	210	191

St Johns County, Florida Industrial Development Authority Revenue Notes, Series 2021
4.000% due 12/15/2029	225	208
4.000% due 12/15/2030	200	184

		1,939

GEORGIA 1.4%

Municipal Electric Authority of Georgia Revenue Bonds, Series 2022
5.500% due 07/01/2063	1,000	1,010

ILLINOIS 15.1%

Chicago, Illinois General Obligation Bonds, Series 2002
5.500% due 01/01/2037	1,000	1,015

Chicago, Illinois General Obligation Bonds, Series 2017
5.750% due 01/01/2034	1,500	1,565

Chicago, Illinois General Obligation Notes, Series 2016
5.000% due 01/01/2024	1,000	1,011

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Illinois State General Obligation Bonds, Series 2018
5.000% due 10/01/2033	$1,000	$1,012

Illinois State General Obligation Notes, Series 2017
5.000% due 12/01/2026	2,000	2,063

Illinois State General Obligation Notes, Series 2020
5.500% due 05/01/2030	850	903

Illinois State Revenue Bonds, Series 2013
5.000% due 06/15/2026	1,000	1,006

Illinois State Revenue Bonds, Series 2016
3.000% due 06/15/2031	1,000	913
3.000% due 06/15/2034	1,180	1,028

		10,516

INDIANA 2.1%

Indiana Finance Authority Midwestern Disaster Relief Revenue Bonds, Series 2012
4.250% due 11/01/2030	1,000	967

Rockport, Indiana Revenue Bonds, Series 2009
3.050% due 06/01/2025	500	501

		1,468

IOWA 1.0%

Iowa Finance Authority Midwestern Disaster Area Revenue Refunding Bonds, Series 2022
4.000% due 12/01/2050	500	479

Iowa Finance Authority Revenue Bonds, Series 2022
8.000% due 01/01/2042	250	236

		715

KENTUCKY 1.7%

Kentucky Public Energy Authority Revenue Bonds, Series 2020
4.000% due 12/01/2050	1,170	1,159

LOUISIANA 0.9%

Parish of St John the Baptist, Louisiana Revenue Bonds, Series 2017
2.100% due 06/01/2037	650	630

MICHIGAN 4.8%

Detroit City School District, Michigan General Obligation Bonds, (AGM/Q-SBLF Insured), Series 2001
6.000% due 05/01/2029	355	391

Detroit, Michigan Sewage Disposal System Revenue Bonds, (AGM Insured), Series 2006
3.108% (US0003M) due 07/01/2032 ~	1,000	978

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2022	91

Schedule of Investments PIMCO Fixed Income SHares: Series TE (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Michigan Finance Authority Revenue Notes, Series 2014
4.000% due 10/01/2024	$2,000	$1,998

		3,367

NEVADA 2.4%

Las Vegas, Nevada Revenue Bonds, Series 2016
4.375% due 06/15/2035	500	444

Reno, Nevada Revenue Bonds, (AGM Insured), Series 2018
4.125% due 06/01/2058	1,250	1,137

Reno, Nevada Revenue Bonds, Series 2018
0.000% due 07/01/2058 (a)	1,000	118

		1,699

NEW HAMPSHIRE 0.4%

New Hampshire Business Finance Authority Revenue Notes, Series 2021
4.000% due 01/01/2030	280	265

NEW JERSEY 8.9%

Atlantic City, New Jersey General Obligation Bonds, (BAM Insured), Series 2017
5.000% due 03/01/2042	1,250	1,302

Atlantic City, New Jersey General Obligation Notes, (BAM Insured), Series 2017
5.000% due 03/01/2026	250	266

New Jersey Economic Development Authority Revenue Notes, Series 2019
5.250% due 09/01/2024	1,000	1,033

New Jersey Economic Development Authority Special Assessment Bonds, Series 2002
5.750% due 04/01/2031	1,000	995

New Jersey Health Care Facilities Financing Authority Revenue Bonds, Series 2013
5.250% due 07/01/2035	1,000	1,006

Tobacco Settlement Financing Corp., New Jersey Revenue Bonds, Series 2018
5.000% due 06/01/2031	500	525
5.000% due 06/01/2033	1,000	1,045

		6,172

NEW YORK 7.4%

Build NYC Resource Corp., New York Revenue Bonds, Series 2018
5.625% due 12/01/2050	495	466

New York Liberty Development Corp. Revenue Bonds, Series 2005
5.250% due 10/01/2035	500	550

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

New York Liberty Development Corp. Revenue Bonds, Series 2014
5.000% due 11/15/2044	$1,000	$911

New York State Dormitory Authority Memorial Sloan-Kettering Cancer Revenue Bonds, Series 2022
4.000% due 07/01/2051	500	468

New York State Dormitory Authority Revenue Bonds, Series 2019
5.000% due 05/01/2048	500	524

New York State Energy Research & Development Authority Revenue Bonds, Series 1994
3.500% due 10/01/2029	1,000	989

Suffolk Tobacco Asset Securitization Corp., New York Revenue Bonds, Series 2021
0.000% due 06/01/2066 (a)	2,000	207

TSASC, Inc., New York Revenue Bonds, Series 2017
5.000% due 06/01/2033	1,000	1,027

		5,142

OHIO 2.7%

Buckeye Tobacco Settlement Financing Authority, Ohio Revenue Bonds, Series 2020
0.000% due 06/01/2057 (a)	4,000	459
5.000% due 06/01/2034	1,000	1,056
5.000% due 06/01/2055	400	348

		1,863

PENNSYLVANIA 2.2%

Allentown Neighborhood Improvement Zone Development Authority, Pennsylvania Revenue Bonds, Series 2022
5.250% due 05/01/2042	500	482

Geisinger Authority, Pennsylvania Revenue Bonds, Series 2017
5.000% due 02/15/2045 (c)	1,000	1,019

		1,501

PUERTO RICO 9.7%

Commonwealth of Puerto Rico Bonds, Series 2022
0.000% due 11/01/2043 (a)	955	419
0.000% due 11/01/2051 (a)	3,478	1,361

Commonwealth of Puerto Rico General Obligation Bonds, Series 2021
4.000% due 07/01/2041	850	668

Commonwealth of Puerto Rico General Obligation Notes, Series 2021
0.000% due 07/01/2024 (a)	54	50
5.625% due 07/01/2027	179	183

92	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

December 31, 2022

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

GDB Debt Recovery Authority of Puerto Rico Revenue Bonds, Series 2018
7.500% due 08/20/2040 ^	$920	$770

Puerto Rico Electric Power Authority Revenue Bonds, (AGM Insured), Series 2007
3.027% (0.67*US0003M + 0.520%) due 07/01/2029 ~	1,010	910

Puerto Rico Highway & Transportation Authority Revenue Bonds, Series 2022
0.000% due 07/01/2032 (a)	61	36
0.000% due 07/01/2053 (b)	424	235
5.000% due 07/01/2062	94	87

Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Bonds, Series 2018
0.000% due 07/01/2051 (a)	8,500	1,541

Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Bonds, Series 2019
4.550% due 07/01/2040	500	460

		6,720

RHODE ISLAND 1.8%

Tobacco Settlement Financing Corp., Rhode Island Revenue Bonds, Series 2015
5.000% due 06/01/2040	1,000	1,006
5.000% due 06/01/2050	250	248

		1,254

TENNESSEE 0.3%

Tennessee Energy Acquisition Corp. Revenue Bonds, Series 2006
5.250% due 09/01/2024	200	203

TEXAS 8.3%

Central Texas Turnpike System Revenue Bonds, Series 2015
0.000% due 08/15/2037 (a)	1,000	511

Dallas Housing Finance Corp., Texas Revenue Bonds, Series 2022
6.000% due 12/01/2062	250	247

Matagorda County, Texas Navigation District No 1 Revenue Bonds, Series 2001
2.600% due 11/01/2029	500	445

New Hope Cultural Education Facilities Finance Corp., Texas Revenue Bonds, Series 2021
5.500% due 01/01/2057	250	181

North Texas Tollway Authority Revenue Bonds, Series 2018
5.000% due 01/01/2048	1,000	1,030

Texas Municipal Gas Acquisition & Supply Corp. Revenue Bonds, Series 2006
4.645% (US0003M) due 12/15/2026 ~	500	487

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Texas Municipal Gas Acquisition & Supply Corp. Revenue Bonds, Series 2008
6.250% due 12/15/2026	$2,755	$2,901

		5,802

U.S. VIRGIN ISLANDS 3.0%

Matching Fund Special Purpose Securitization Corp., U.S. Virgin Islands Revenue Notes, Series 2022
5.000% due 10/01/2026	2,000	2,055

VIRGINIA 0.8%

Farms New Kent Community Development Authority, Virginia Special Assessment Bonds, Series 2021
3.750% due 03/01/2036	610	560

WASHINGTON 2.0%

Seattle, Washington Municipal Light and Power Revenue Bonds, Series 2018
4.000% due 01/01/2040 (c)	500	497

Washington State Convention Center Public Facilities District Revenue Notes, Series 2021
4.000% due 07/01/2031	600	550

Washington State General Obligation Bonds, Series 2020
5.000% due 02/01/2036	300	333

		1,380

WISCONSIN 0.4%

Public Finance Authority, Wisconsin Revenue Bonds, Series 2021
0.000% due 01/01/2061 (a)	1,980	86
6.500% due 09/01/2036	200	180

		266

Total Municipal Bonds & Notes (Cost $75,115)		74,223

SHORT-TERM INSTRUMENTS 0.5%

REPURCHASE AGREEMENTS (e) 0.5%
		350

Total Short-Term Instruments (Cost $350)		350

Total Investments in Securities (Cost $75,907)		74,961

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2022	93

Schedule of Investments PIMCO Fixed Income SHares: Series TE (Cont.)

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 0.9%

SHORT-TERM INSTRUMENTS 0.9%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 0.9%

PIMCO Short-Term Floating NAV Portfolio III	68,127	$662

Total Short-Term Instruments (Cost $662)		662

Total Investments in Affiliates (Cost $662)		662

Total Investments 108.7% (Cost $76,569)		$75,623

Other Assets and Liabilities, net (8.7)%		(6,070)

Net Assets 100.0%		$69,553

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.

^	Security is in default.

«	Security valued using significant unobservable inputs (Level 3).

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

(a)	Zero coupon security.

(b)	Security becomes interest bearing at a future date.

(c)

Represents an underlying municipal bond transferred to a tender option bond trust established in a tender option bond transaction in which the Portfolio sold, or caused the sale of, the underlying municipal bond and purchased the residual interest certificate. The security serves as collateral in a financing transaction. See Note 5, Tender Option Bond Transactions, in the Notes to Financial Statements for more information.

(d)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
California Municipal Finance Authority Revenue Bonds, Series 2021	4.000%	09/01/2050	08/03/2022	$905	$799	1.15%

94	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

December 31, 2022

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(e)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	1.900%	12/30/2022	01/03/2023	$350	U.S. Treasury Bills 0.000% due 06/29/2023	$(357)	$350	$350

Total Repurchase Agreements						$(357)	$350	$350

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of December 31, 2022:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/ (Received)	Net Exposure(2)
Global/Master Repurchase Agreement
FICC	$350	$0	$0	$350	$(357)	$(7)

Total Borrowings and Other Financing Transactions	$350	$0	$0

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Portfolio.

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended December 31, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$127	$127

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(23)	$(23)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2022	95

Schedule of Investments PIMCO Fixed Income SHares: Series TE (Cont.)

December 31, 2022

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2022 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2022
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$0	$194	$194
Industrials	0	194	0	194
Municipal Bonds & Notes
Alabama	0	1,352	0	1,352
Arizona	0	259	0	259
California	0	10,518	0	10,518
Colorado	0	4,234	0	4,234
Connecticut	0	1,149	0	1,149
Delaware	0	1,025	0	1,025
Florida	0	1,939	0	1,939
Georgia	0	1,010	0	1,010
Illinois	0	10,516	0	10,516
Indiana	0	1,468	0	1,468
Iowa	0	715	0	715
Kentucky	0	1,159	0	1,159
Louisiana	0	630	0	630
Michigan	0	3,367	0	3,367
Nevada	0	1,699	0	1,699
New Hampshire	0	265	0	265
New Jersey	0	6,172	0	6,172
New York	0	5,142	0	5,142
Ohio	0	1,863	0	1,863
Pennsylvania	0	1,501	0	1,501
Puerto Rico	0	6,720	0	6,720
Rhode Island	0	1,254	0	1,254
Tennessee	0	203	0	203
Texas	0	5,802	0	5,802
U.S. Virgin Islands	0	2,055	0	2,055
Virginia	0	560	0	560
Washington	0	1,380	0	1,380
Wisconsin	0	266	0	266
Short-Term Instruments
Repurchase Agreements	0	350	0	350

	$0	$74,767	$194	$74,961

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$662	$0	$0	$662

Total Investments	$662	$74,767	$194	$75,623

There were no significant transfers into or out of Level 3 during the period ended December 31, 2022.

96	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

Notes to Financial Statements

December 31, 2022

1. ORGANIZATION

PIMCO Managed Accounts Trust (the “Trust”), was organized as a Massachusetts business trust on November 3, 1999. The Trust is comprised of Fixed Income SHares (“FISH”): Series C, Series LD, Series M, Series R and Series TE (each a “Portfolio” or “Series” and collectively the “Portfolios” or “Series”). Each Portfolio has authorized an unlimited number of shares of beneficial interest with $0.001 par value. Pacific Investment Management Company LLC (“PIMCO” or the “Adviser”) serves as the Portfolios’ investment adviser and administrator.

Hereinafter, the Board of Trustees of the Portfolios shall be collectively referred to as the “Board.”

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by each Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Each Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Portfolios is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as a Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statements of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statements of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statements of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

ANNUAL REPORT	DECEMBER 31, 2022	97

Notes to Financial Statements (Cont.)

(b) Foreign Currency Translation  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Portfolios do not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statements of Operations. The Portfolios may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statements of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statements of Operations.

(c) Distributions to Shareholders  Each Portfolio distributes substantially all of its net investment income to shareholders in the form of dividends. Dividends are declared daily and distributed monthly, generally on the last business day of the month. In addition, each Portfolio distributes any net capital gains it earns from the sale of portfolio securities to shareholders no less frequently than annually. Net short-term capital gains may be paid more frequently. A Portfolio may revise its distribution policy or postpone the payment of distributions at any time.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on each Portfolio’s annual financial statements presented under U.S. GAAP.

Separately, if a Portfolio determines or estimates, as applicable, that a portion of a distribution may be comprised of amounts from sources other than net investment income in accordance with its policies, accounting records (if applicable), and accounting practices, the Portfolio will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, a Portfolio determines or estimates, as applicable, the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is determined or estimated, as applicable, that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between a Portfolio’s daily internal accounting records and practices, a Portfolio’s financial statements presented in accordance with U.S. GAAP,

98	PIMCO MANAGED ACCOUNTS TRUST

December 31, 2022

and recordkeeping practices under income tax regulations. For instance, a Portfolio’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include but are not limited to, for certain Portfolios, the treatment of periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that a Portfolio may not issue a Section 19 Notice in situations where the Portfolio’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital at a Portfolio’s fiscal year end, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statements of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statements of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(d) New Accounting Pronouncements and Regulatory Updates  In March 2020, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2020-04, which provides optional guidance to ease the potential accounting burden associated with transitioning away from the London Interbank Offered Rate and other reference rates that are expected to be discontinued. ASU 2020-04 is effective for certain reference rate-related contract modifications that occurred during the period March 12, 2020 through December 31, 2022. In March 2021, the administrator for LIBOR announced the extension of the publication of a majority of the USD LIBOR settings to June 30, 2023. In December 2022, FASB issued ASU 2022-06, which includes amendments to extend the duration of the LIBOR transition relief to December 31, 2024, after which entities will no longer be permitted to apply the reference rate reform relief. Management is continuously evaluating the potential effect a discontinuation of LIBOR could have on the Portfolios’ investments and has determined that it is unlikely the ASU’s adoption will have a material impact on the Portfolios’ financial statements.

In October 2020, the U.S. Securities and Exchange Commission (“SEC”) adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, the rule requires funds that trade derivatives and other transactions that create future payment or delivery obligations to comply with a value-at-risk leverage limit and certain derivatives risk management program and reporting requirements. The effective date for the rule was February 19, 2021. The compliance date for the new rule and the related reporting requirements was August 19, 2022. Management has implemented changes in connection with the rule and has determined that there was no material impact to the Portfolios’ financial statements.

In October 2020, the SEC adopted a rule regarding the ability of a fund to invest in other funds. The rule allows a fund to acquire shares of another fund in excess of certain limitations currently imposed

ANNUAL REPORT	DECEMBER 31, 2022	99

Notes to Financial Statements (Cont.)

by the Act without obtaining individual exemptive relief from the SEC, subject to certain conditions. The rule also includes the rescission of certain exemptive relief from the SEC and guidance from the SEC staff for funds to invest in other funds. The effective date for the rule was January 19, 2021, and the compliance date for the rule was January 19, 2022. Management has implemented changes in connection with the rule and has determined that there was no material impact to the Portfolios’ financial statements.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Act, and the SEC noted that this definition would apply in all contexts under the Act. The effective date for the rule was March 8, 2021. The compliance date for the new rule and the related reporting requirements was September 8, 2022. Management has implemented changes in connection with the rule and has determined that there was no material impact to the Portfolios’ financial statements.

In June 2022, the FASB issued ASU 2022-03, Fair Value Measurement (Topic 820), which affects all entities that have investments in equity securities measured at fair value that are subject to a contractual sale restriction. The amendments in ASU 2022-03 clarify that a contractual restriction on the sale of an equity security is not considered part of the unit of account of the equity security and, therefore, is not considered in measuring the fair value. The amendments also require additional disclosures for equity securities subject to contractual sale restrictions that are measured at fair value in accordance with Topic 820. The effective date for the amendments in ASU 2022-03 is for fiscal years beginning after December 15, 2023 and interim periods within those fiscal years. At this time, management is evaluating the implications of these changes on the financial statements.

In October 2022, the SEC adopted changes to the mutual fund and ETF shareholder report and registration statement disclosure requirements and the registered fund advertising rules, which will change the disclosures provided to shareholders. The rule is effective as of January 24, 2023, but the SEC is providing an 18-month compliance period after the effective date other than for rule amendments addressing fee and expense information in advertisements that might be materially misleading. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The NAV of a Portfolio’s shares, or each of their respective share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets attributable to the Portfolio or class, less any liabilities, as applicable, by the total number of shares outstanding.

On each day that the New York Stock Exchange (“NYSE”) is open, a Portfolio’s shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Portfolios or their agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, each Portfolio may calculate its NAV as of the earlier closing time or calculate its NAV as of

100	PIMCO MANAGED ACCOUNTS TRUST

December 31, 2022

the normally scheduled close of regular trading on the NYSE for that day. Each Portfolio generally does not calculate its NAV on days during which the NYSE is closed. However, if the NYSE is closed on a day it would normally be open for business, each Portfolio may calculate its NAV as of the normally scheduled NYSE Close for such day or such other time that each Portfolio may determine.

For purposes of calculating NAV, portfolio securities and other assets for which market quotations are readily available are valued at market value. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Portfolios can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. Market value is generally determined on the basis of official closing prices or the last reported sales prices. The Portfolios will normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by PIMCO to be the primary exchange. If market value pricing is used, a foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange.

Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to Rule 2a-5 under the Act. As a general principle, the fair value of a security or other asset is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to Rule 2a-5, the Board has designated PIMCO as the valuation designee (“Valuation Designee”) for each Portfolio to perform the fair value determination relating to all Portfolio investments. PIMCO may carry out its designated responsibilities as Valuation Designee through various teams and committees. The Valuation Designee’s policies and procedures govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Portfolio investments. The Valuation Designee may value portfolio securities for which market quotations are not readily available and other portfolio assets utilizing inputs from pricing services, quotation reporting systems, valuation agents and other third-party sources (together, “Pricing Sources”).

Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Sources using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Sources may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Sources. With respect to any portion of a Portfolio’s assets that are invested in one or more open-end management investment companies (other than ETFs), the Portfolio’s NAV will be calculated based on the NAVs of such investments.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair

ANNUAL REPORT	DECEMBER 31, 2022	101

Notes to Financial Statements (Cont.)

value. Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, a Portfolio may determine the fair value of investments based on information provided by Pricing Sources, which may recommend fair value or adjustments with reference to other securities, indexes or assets. In considering whether fair valuation is required and in determining fair values, the Valuation Designee may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indexes) that occur after the close of the relevant market and before the NYSE Close. A Portfolio may utilize modeling tools provided by third-party vendors to determine fair values of non-U.S. securities. For these purposes, unless otherwise determined by the Valuation Designee any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when a Portfolio is not open for business, which may result in a Portfolio’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Whole loans may be fair valued using inputs that take into account borrower- or loan- level data (e.g., credit risk of the borrower) that is updated periodically throughout the life of each individual loan, any new borrower- or loan-level data received in written reports periodically by a Portfolio normally will be taken into account in calculating the NAV. A Portfolio’s whole loan investments, including those originated by a Portfolio, generally are fair valued in accordance with procedures approved by the Board.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Sources. As a result, the value of such investments and, in turn, the NAV of a Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that a Portfolio is not open for business. As a result, to the extent that a Portfolio holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in each Portfolio’s next calculated NAV.

Fair valuation may require subjective determinations about the value of a security. While the Trust’s and Valuation Designee’s policies and procedures are intended to result in a calculation of a Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values accurately reflect the price that a Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Portfolio may differ from the value that would be realized if the securities were sold.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that a Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at

102	PIMCO MANAGED ACCOUNTS TRUST

December 31, 2022

the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices (unadjusted) in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Valuation Designee that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for each respective Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of a Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for each respective Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1, Level 2 and Level 3 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1, Level 2 and Level 3 of the fair value hierarchy are as follows:

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy. Investments valued (denominated) in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates (currency spot and forward rates) obtained from Pricing Sources. As a result, the NAV of a Portfolio’s shares may be

ANNUAL REPORT	DECEMBER 31, 2022	103

Notes to Financial Statements (Cont.)

affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Sources that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Sources’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Sources that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Sources that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain exchange traded futures and options to account for market movement between the exchange settlement and the NYSE close. These securities are valued using quotes obtained from a quotation reporting system, established market makers or Pricing Sources. Financial derivatives using these valuation adjustments are categorized as Level 2 of the fair value hierarchy.

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Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Sources (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Sources using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Sources (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Sources using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, LIBOR forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, investments will be priced by a method that the Valuation Designee believes reflects fair value and are categorized as Level 3 of the fair value hierarchy.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

Each Portfolio may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Portfolios. A complete schedule of portfolio holdings for each affiliate fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available at the SEC’s website at www.sec.gov. A copy of each affiliate fund’s shareholder report is also available at the SEC’s website at www.sec.gov, on the Portfolios’ website at www.pimco.com, or upon request, as applicable. The tables below show the

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Notes to Financial Statements (Cont.)

Portfolios’ transactions in and earnings from these affiliated funds for the period ended December 31, 2022 (amounts in thousands†):

Investments in PIMCO Short-Term Floating NAV Portfolio III

Portfolio Name	Market Value 12/31/2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 12/31/2022	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

Fixed Income SHares: Series C	$17	$125,052	$(78,400)	$13	$5	$46,687	$251	$0

Fixed Income SHares: Series LD	1,510	71,519	(70,205)	2	2	2,828	19	0

Fixed Income SHares: Series M	156	118,328	(32,150)	(11)	25	86,348	528	0

Fixed Income SHares: Series TE	3,011	31,349	(33,700)	(41)	43	662	49	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(b) Investments in Securities

The Portfolios may utilize the investments and strategies described below to the extent permitted by each Portfolio’s respective investment policies.

Delayed-Delivery Transactions  involve a commitment by a Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, a Portfolio will designate or receive as collateral liquid assets in an amount sufficient to meet the purchase price or respective obligations. When purchasing a security on a delayed-delivery basis, a Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. A Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain (loss). When a Portfolio has sold a security on a delayed-delivery basis, the Portfolio does not participate in future gains (losses) with respect to the security.

Inflation-Indexed Bonds  are fixed income securities whose principal value is periodically adjusted to the rate of inflation. In general, the value of an inflation-indexed security tends to decrease when real interest rates increase and can increase when real interest rates decrease. Thus generally, during periods of rising inflation, the value of inflation-indexed securities will tend to increase and during periods of deflation, their value will tend to decrease. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statements of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in

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the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Loans and Other Indebtedness, Loan Participations and Assignments  are direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. A Portfolio’s investments in loans may be in the form of direct investments, participations in loans or assignments of all or a portion of loans from third parties or exposure to investments in loans through investments in a mutual fund or other pooled investment vehicle. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. A Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. A Portfolio generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, a Portfolio may be subject to the credit risk of both the borrower and the agent that is selling the loan agreement.

In the event of the insolvency of the agent selling a participation, a Portfolio may be treated as a general creditor of the agent and may not benefit from any set-off between the agent and the borrower. When a Portfolio purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

Investments in loans are generally subject to risks similar to those of investments in other types of debt obligations, including, among others, credit risk, interest rate risk, variable and floating rate securities risk, and risks associated with mortgage-related securities. In addition, in many cases loans are subject to the risks associated with below-investment grade securities. The Portfolios may be subject to heightened or additional risks and potential liabilities and costs by investing in mezzanine and other subordinated loans, including those arising under bankruptcy, fraudulent conveyance, equitable subordination, environmental and other laws and regulations, and risks and costs associated with debt servicing and taking foreclosure actions associated with the loans.

Additionally, because loans are not ordinarily registered with the SEC or any state securities commission or listed on any securities exchange, there is usually less publicly available information about such instruments. In addition, loans may not be considered “securities” for purposes of the anti-fraud provisions under the federal securities laws and, as a result, as a purchaser of these instruments, a Portfolio may not be entitled to the anti-fraud protections of the federal securities laws. In the course of investing in such instruments, a Portfolio may come into possession of material nonpublic information and, because of prohibitions on trading in securities of issuers while in possession of such information, the Portfolio may be unable to enter into a transaction in a publicly-traded security of that issuer when it would otherwise be advantageous for the Portfolio to do so. Alternatively, a Portfolio may choose not to receive material nonpublic information about an issuer of such loans, with the result that the Portfolio may have less information about such issuers than other investors who transact in such assets.

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Notes to Financial Statements (Cont.)

The types of loans and related investments in which the Portfolios may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Portfolios may acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate a Portfolio to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, a Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. Because investing in unfunded loan commitments creates a future obligation for a Portfolio to provide funding to a borrower upon demand in exchange for a fee, the Portfolio will segregate or earmark liquid assets with the Portfolio’s custodian in amounts sufficient to satisfy any such future obligations. A Portfolio may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, a Portfolio may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statements of Operations. Unfunded loan commitments, if any, are reflected as a liability on the Statements of Assets and Liabilities.

Mortgage-Related and Other Asset-Backed Securities  directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable, such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans.

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Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. For both CBOs and CLOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically has higher ratings and lower yields than the underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults and aversion to CBO or CLO securities as a class. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Portfolio invests. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the collateral may decline in value or default, (iii) the risk that a Portfolio may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

As CMOs have evolved, some classes of CMO bonds have become more common. For example, a Portfolio may invest in parallel-pay and planned amortization class (“PAC”) CMOs and multi-class pass-through certificates. Parallel-pay CMOs and multi-class pass-through certificates are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO and multi-class pass-through structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. PACs generally require payments of a specified amount of principal on each payment date. PACs are parallel-pay CMOs with the required principal amount on such securities having the highest priority after interest has been paid to all classes. Any CMO or multi-class pass-through structure that includes PAC securities must also have support tranches — known as support bonds, companion bonds or non-PAC bonds — which lend or absorb principal cash flows to allow the PAC securities to maintain their stated maturities and final distribution dates within a range of actual prepayment experience. These support tranches are subject to a higher level of maturity risk compared to other mortgage-related securities, and usually provide a higher yield to compensate investors. If principal cash flows are received in amounts outside a pre-determined range such that the support bonds cannot lend or absorb

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Notes to Financial Statements (Cont.)

sufficient cash flows to the PAC securities as intended, the PAC securities are subject to heightened maturity risk. A Portfolio may invest in various tranches of CMO bonds, including support bonds and equity or “first loss” tranches (see “Collateralized Debt Obligations” above).

Payment In-Kind Securities  may give the issuer the option at each interest payment date of making interest payments in either cash and/or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro rata adjustment from the unrealized appreciation (depreciation) on investments to interest receivable on the Statements of Assets and Liabilities.

Perpetual Bonds  are fixed income securities with no maturity date but pay a coupon in perpetuity (with no specified ending or maturity date). Unlike typical fixed income securities, there is no obligation for perpetual bonds to repay principal. The coupon payments, however, are mandatory. While perpetual bonds have no maturity date, they may have a callable date in which the perpetuity is eliminated and the issuer may return the principal received on the specified call date. Additionally, a perpetual bond may have additional features, such as interest rate increases at periodic dates or an increase as of a predetermined point in the future.

Restricted Investments  are subject to legal or contractual restrictions on resale and may generally be sold privately, but may be required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted investments may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Portfolios as of December 31, 2022, as applicable, are disclosed in the Notes to Schedules of Investments.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA

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are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government. Instead, they are supported only by the discretionary authority of the U.S. Government to purchase the agency’s obligations.

In June 2019, FNMA and FHLMC started issuing Uniform Mortgage Backed Securities in place of their current offerings of TBA-eligible securities (the “Single Security Initiative”). The Single Security Initiative seeks to support the overall liquidity of the TBA market and aligns the characteristics of FNMA and FHLMC certificates. The effects that the Single Security Initiative may have on the market for TBA and other mortgage-backed securities are uncertain.

Roll-timing strategies can be used where a Portfolio seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to substantially the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statements of Assets and Liabilities as an asset or liability, respectively. Recently finalized FINRA rules include mandatory margin requirements for the TBA market that require the Portfolios to post collateral in connection with their TBA transactions. There is no similar requirement applicable to the Portfolios’ TBA counterparties. The required collateralization of TBA trades could increase the cost of TBA transactions to the Portfolios and impose added operational complexity.

When-Issued Transactions  are purchases or sales made on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by a Portfolio to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When purchasing a security on a delayed delivery basis, a Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. A Portfolio may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolios may enter into the borrowings and other financing transactions described below to the extent permitted by each Portfolio’s respective investment policies.

The following disclosures contain information on a Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by a Portfolio. The location of these instruments in each Portfolio’s financial statements is described below.

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, a Portfolio purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and a Portfolio to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can

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Notes to Financial Statements (Cont.)

be terminated by a Portfolio or counterparty at any time. The underlying securities for all repurchase agreements are held by a Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statements of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statements of Operations. In periods of increased demand for collateral, a Portfolio may pay a fee for the receipt of collateral, which may result in interest expense to the Portfolio.

(b) Reverse Repurchase Agreements  In a reverse repurchase agreement, a Portfolio delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by a Portfolio or counterparty at any time. A Portfolio is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by a Portfolio to counterparties are reflected as a liability on the Statements of Assets and Liabilities. Interest payments made by a Portfolio to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, a Portfolio’s use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce a Portfolio’s obligation to repurchase the securities. Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities to be repurchased may decline below the repurchase price. A Portfolio will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  A sale-buyback financing transaction consists of a sale of a security by a Portfolio to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. A Portfolio is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by a Portfolio are reflected as a liability on the Statements of Assets and Liabilities. A Portfolio will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop.’ A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, a Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between a Portfolio and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statements of Operations. Interest payments based upon negotiated financing terms made by a Portfolio to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. A Portfolio will segregate assets determined to be liquid by

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PIMCO or will otherwise cover its obligations under sale-buyback transactions. Sale-buybacks involve leverage risk and also the risk that the market value of the securities to be repurchased may decline below the repurchase price.

(d) Short Sales  Short sales are transactions in which a Portfolio sells a security that it may not own. A Portfolio may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the Portfolio, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. When a Portfolio engages in a short sale, it may borrow the security sold short and deliver it to the counterparty. A Portfolio will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the Statements of Assets and Liabilities. Short sales expose a Portfolio to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to a Portfolio. A short sale is “against the box” if a Portfolio holds in its portfolio or has the right to acquire the security sold short, or securities identical to the security sold short, at no additional cost. A Portfolio will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” A Portfolio’s loss on a short sale could theoretically be unlimited in cases where a Portfolio is unable, for whatever reason, to close out its short position.

(e) Tender Option Bond Transactions  In a tender option bond transaction (“TOB”), a tender option bond trust (“TOB Trust”) issues floating rate certificates (“TOB Floater”) and residual interest certificates (“TOB Residual”) and utilizes the proceeds of such issuances to purchase a fixed rate municipal bond (“Fixed Rate Bond”) that is either owned or identified by a Portfolio. The TOB Floater is generally issued to third party investors (typically a money market fund) and the TOB Residual is generally issued to the Portfolio that sold or identified the Fixed Rate Bond. The TOB Trust divides the income stream provided by the Fixed Rate Bond to create two securities, the TOB Floater, which is a short-term security, and the TOB Residual, which is a longer-term security. The interest rates payable on the TOB Residual issued to a Portfolio bear an inverse relationship to the interest rate on the TOB Floater. The interest rate on the TOB Floater is reset by a remarketing process typically every 7 to 35 days. After income is paid on the TOB Floater at current rates, the residual income from the Fixed Rate Bond goes to the TOB Residual. Therefore, rising short-term rates result in lower income for the TOB Residual, and vice versa. In the case of a TOB Trust that utilizes the cash received (less transaction expenses) from the issuance of the TOB Floater and TOB Residual to purchase the Fixed Rate Bond from the Portfolio, a Portfolio may then invest the cash received in additional securities, generating leverage for the Portfolio. Other PIMCO-managed accounts may also contribute municipal bonds to a TOB Trust into which the Portfolio has contributed Fixed Rate Bonds. If multiple PIMCO-managed accounts participate in the same TOB Trust, the economic rights and obligations under the TOB Residual will be shared among the Portfolios ratably in proportion to their participation in the TOB Trust.

The TOB Residual may be more volatile and less liquid than other municipal bonds of comparable maturity. In most circumstances the TOB Residual holder bears substantially all of the underlying

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Notes to Financial Statements (Cont.)

Fixed Rate Bond’s downside investment risk and also benefits from any appreciation in the value of the underlying Fixed Rate Bond. Investments in a TOB Residual typically will involve greater risk than investments in Fixed Rate Bonds.

A TOB Residual held by a Portfolio provides the Portfolio with the right to: (i) cause the holders of the TOB Floater to tender their notes at par, and (ii) cause the sale of the Fixed Rate Bond held by the TOB Trust, thereby collapsing the TOB Trust. TOB Trusts are generally supported by a liquidity facility provided by a third party bank or other financial institution (the “Liquidity Provider”) that provides for the purchase of TOB Floaters that cannot be remarketed. The holders of the TOB Floaters have the right to tender their certificates in exchange for payment of par plus accrued interest on a periodic basis (typically weekly) or on the occurrence of certain mandatory tender events. The tendered TOB Floaters are remarketed by a remarketing agent, which is typically an affiliated entity of the Liquidity Provider. If the TOB Floaters cannot be remarketed, the TOB Floaters are purchased by the TOB Trust either from the proceeds of a loan from the Liquidity Provider or from a liquidation of the Fixed Rate Bond.

The TOB Trust may also be collapsed without the consent of a Portfolio, as the TOB Residual holder, upon the occurrence of certain “tender option termination events” (or “TOTEs”) as defined in the TOB Trust agreements. Such termination events typically include the bankruptcy or default of the Fixed Rate Bond, a substantial downgrade in credit quality of the Fixed Rate Bond, or a judgment or ruling that interest on the Fixed Rate Bond is subject to Federal income taxation. Upon the occurrence of a termination event, the TOB Trust would generally be liquidated in full with the proceeds typically applied first to any accrued fees owed to the trustee, remarketing agent and liquidity provider, and then to the holders of the TOB Floater up to par plus accrued interest owed on the TOB Floater and a portion of gain share, if any, with the balance paid out to the TOB Residual holder. In the case of a mandatory termination event (“MTE”), after the payment of fees, the TOB Floater holders would be paid before the TOB Residual holders (i.e., the Portfolios). In contrast, in the case of a TOTE, after payment of fees, the TOB Floater holders and the TOB Residual holders would be paid pro rata in proportion to the respective face values of their certificates.

If there are insufficient proceeds from the liquidation of the TOB Trust, the party that would bear the losses would depend upon whether a Portfolio holds a non-recourse TOBs Residual or a recourse TOBs Residual. If a Portfolio holds a non-recourse TOBs Residual, the Liquidity Provider or holders of the TOBs Floaters would bear the losses on those securities and there would be no recourse to the Portfolio’s assets. If a Portfolio holds a recourse TOBs Residual, the Portfolio (and, indirectly, holders of the Portfolio’s common shares) would typically bear the losses. In particular, if a Portfolio holds a recourse TOBs Residual, it will typically have entered into an agreement pursuant to which the Portfolio would be required to pay to the Liquidity Provider the difference between the purchase price of any TOBs Floaters put to the Liquidity Provider by holders of the TOBs Floaters and the proceeds realized from the remarketing of those TOBs Floaters or the sale of the assets in the TOBs Issuer. A Portfolio may invest in both non-recourse and recourse TOBs Residuals to leverage its portfolio.

Each Portfolio’s transfer of Fixed Rate Bonds to a TOB Trust is considered a secured borrowing for financial reporting purposes. The cash received by the TOB Trust from the sale of the TOB Floaters, less certain transaction expenses, is paid to a Portfolio. A Portfolio typically invests the cash received in additional municipal bonds. The Portfolios account for the transactions described above as secured

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borrowings by including the Fixed Rate Bonds in their Schedules of Investments, and account for the TOB Floater as a liability under the caption “Payable for tender option bond floating rate certificates” in the Portfolios’ Statements of Assets and Liabilities. Interest income, including amortization and accretion of premiums and discounts, from the underlying municipal bonds is recorded by each Portfolio on an accrual basis and is shown as interest on the Statements of Operations. Interest expense incurred on the secured borrowing is shown as interest expense on the Statements of Operations.

The Portfolios may also purchase TOB Residuals in a secondary market transaction without transferring a fixed rate municipal bond into a TOB Trust. Such transactions are not accounted for as secured borrowings but rather as a security purchase with the TOB Residual being included in the Schedule of Investments.

In December 2013, regulators finalized rules implementing Section 619 (the “Volcker Rule”) and Section 941 (the “Risk Retention Rules”) of the Dodd-Frank Wall Street Reform and Consumer Protection Act. Both the Volcker Rule and the Risk Retention Rules apply to tender option bond programs. The Volcker Rule precludes banking entities from (i) sponsoring or acquiring interests in the trusts used to hold a municipal bond in the creation of TOB Trusts; and (ii) continuing to service or maintain relationships with existing programs involving TOB Trusts to the same extent and in the same capacity as existing programs. The Risk Retention Rules require the sponsor to a TOB Trust (e.g., a Portfolio) to retain at least five percent of the credit risk of the underlying assets supporting the TOB Trust’s municipal bonds. The Risk Retention Rules may adversely affect the Portfolio’s ability to engage in tender option bond trust transactions or increase the costs of such transactions in certain circumstances.

In response to these rules, industry participants explored various structuring alternatives for TOB Trusts established after December 31, 2013 and TOB Trusts established prior to December 31, 2013 (“Legacy TOB Trusts”) and agreed on a new tender option bond structure in which the Portfolios hire service providers to assist with establishing, structuring and sponsoring a TOB Trust. Service providers to a TOB Trust, such as administrators, liquidity providers, trustees and remarketing agents act at the direction of, and as agent of, the Portfolios as the TOB residual holders.

The Portfolios have restructured their Legacy TOB Trusts in conformity with regulatory guidelines. Under the new TOB Trust structure, the Liquidity Provider or remarketing agent will no longer purchase the tendered TOB Floaters, even in the event of failed remarketing. This may increase the likelihood that a TOB Trust will need to be collapsed and liquidated in order to purchase the tendered TOB Floaters. The TOB Trust may draw upon a loan from the Liquidity Provider to purchase the tendered TOB Floaters. Any loans made by the Liquidity Provider will be secured by the purchased TOB Floaters held by the TOB Trust and will be subject to an interest rate agreed upon with the liquidity provider.

For the period ended December 31, 2022, the Portfolios’ average leverage outstanding from the use of TOB transactions and the daily weighted average interest rate, including fees, were as follows:

Portfolio Name	Average Leverage Outstanding (000s)	Weighted Average Interest Rate
Fixed Income Shares: Series TE	$3,375	1.72%

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Notes to Financial Statements (Cont.)

(f) Interfund Lending  In accordance with an exemptive order (the “Order”) from the SEC, the Portfolios of the Trust may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Portfolio’s investment policies and restrictions. The Portfolios are currently permitted to borrow under the Interfund Lending Program. A lending portfolio may lend in aggregate up to 15% of its current net assets at the time of the interfund loan, but may not lend more than 5% of its net assets to any one borrowing portfolio through the Interfund Lending Program. A borrowing portfolio may not borrow through the Interfund Lending Program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its total assets (or any lower threshold provided for by the portfolio’s investment restrictions). If a borrowing portfolio’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interfund loan rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending portfolio and the bank loan rate, as calculated according to a formula established by the Board.

During the period ended December 31, 2022, the Portfolios did not participate in the Interfund Lending Program.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Portfolios may enter into the financial derivative instruments described below to the extent permitted by each Portfolio’s respective investment policies.

The following disclosures contain information on how and why the Portfolios use financial derivative instruments, and how financial derivative instruments affect the Portfolios’ financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statements of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedules of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedules of Investments, serve as indicators of the volume of financial derivative activity for the Portfolios.

(a) Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of a Portfolio’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by a Portfolio as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. The contractual obligations of a buyer or seller of a forward foreign currency contract may generally be satisfied by taking or making physical delivery of the underlying currency, establishing an opposite position in the contract and

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recognizing the profit or loss on both positions simultaneously on the delivery date or, in some instances, paying a cash settlement before the designated date of delivery. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statements of Assets and Liabilities. Although forwards may be intended to minimize the risk of loss due to a decline in the value of the hedged currencies, at the same time, they tend to limit any potential gain which might result should the value of such currencies increase. In addition, a Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  are agreements to buy or sell a security or other asset for a set price on a future date and are traded on an exchange. A Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by a Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, a Portfolio is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by a Portfolio (“Futures Variation Margin”). Futures Variation Margins, if any, are disclosed within centrally cleared financial derivative instruments on the Statements of Assets and Liabilities. Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statements of Assets and Liabilities.

(c) Options Contracts  An option on an instrument (or an index) is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the instrument underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option. Writing put options tends to increase a Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease a Portfolio’s exposure to the underlying instrument. When a Portfolio writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Statements of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. A Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk a Portfolio may not be able to enter into a closing transaction because of an illiquid market.

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Notes to Financial Statements (Cont.)

Purchasing call options tends to increase a Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease a Portfolio’s exposure to the underlying instrument. A Portfolio pays a premium which is included as an asset on the Statements of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Credit Default Swaptions  may be written or purchased to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection on a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Inflation-Capped Options  may be written or purchased to enhance returns or for hedging opportunities. The purpose of purchasing inflation-capped options is to protect a Portfolio from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products.

Interest Rate Swaptions  may be written or purchased to enter into a pre-defined swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Options on Securities  may be written or purchased to enhance returns or to hedge an existing position or future investment. An option on a security uses a specified security as the underlying instrument for the option contract.

(d) Swap Agreements  are bilaterally negotiated agreements between a Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). A Portfolio may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statements of Operations. Daily changes in valuation of

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centrally cleared swaps, if any, are recorded as variation margin on the Statements of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Statements of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statements of Operations. Net periodic payments received or paid by a Portfolio are included as part of realized gain (loss) on the Statements of Operations.

For purposes of a Portfolio’s investment policy adopted pursuant to Rule 35d-1 under the Act (if any), the Portfolio will account for derivative instruments at market value. For purposes of applying a Portfolio’s other investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by a Portfolio at market value, notional value or full exposure value (i.e., the sum of the notional amount for the contract plus the market value) or any combination of the foregoing (e.g., notional value for purposes of calculating the numerator and market value for purposes of calculating the denominator for compliance with a particular policy or restriction). In the case of a credit default swap, in applying certain of a Portfolio’s investment policies and restrictions, the Portfolios will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of a Portfolio’s other investment policies and restrictions. For example, a Portfolio may value credit default swaps at full exposure value for purposes of a Portfolio’s credit quality guidelines (if any) because such value in general better reflects a Portfolio’s actual economic exposure during the term of the credit default swap agreement. As a result, a Portfolio may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in a Portfolio’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether a Portfolio is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by a Portfolio for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that

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Notes to Financial Statements (Cont.)

amount is positive. The risk may be mitigated by having a master netting arrangement between a Portfolio and the counterparty and by the posting of collateral to a Portfolio to cover a Portfolio’s exposure to the counterparty.

To the extent a Portfolio has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Credit Default Swap Agreements  on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, a Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, a Portfolio would be subject to investment exposure on the notional amount of the swap.

If a Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on corporate or sovereign issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability

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to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. Credit default swaps on credit indices may be used to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect or to take an active long or short position with respect to the likelihood of a particular referenced obligation’s default. Credit default swaps on indices are instruments often used to attempt to protect investors owning bonds against default, but may also be used for speculative purposes.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedules of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that a Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which a Portfolio is the seller of protection are disclosed in the Notes to Schedules of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Portfolio for the same referenced entity or entities.

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Notes to Financial Statements (Cont.)

Interest Rate Swap Agreements  may be entered into to help hedge against interest rate risk exposure and to maintain a Portfolio’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Portfolios hold may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, a Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by a Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap,” (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor,” (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

7. PRINCIPAL AND OTHER RISKS

(a) Principal Risks

The principal risks of investing in a Portfolio, which could adversely affect its net asset value, yield and total return, are listed below.

Risks	FISH: Series C	FISH: Series LD	FISH: Series M	FISH: Series R	FISH: Series TE

Small Portfolio	—	—	—	—	X

Interest Rate	X	X	X	X	X

Credit	X	X	X	X	X

Market	X	X	X	X	X

Foreign (Non-U.S.) Investment	X	X	X	X	—

Mortgage-Related and Other Asset-Backed Securities	X	X	X	X	—

Emerging Markets	X	X	X	X	—

Focused Investment	X	X	X	X	X

Derivatives	X	X	X	X	X

Liquidity	X	X	X	X	X

Management	X	X	X	X	X

High Yield	X	X	X	X	X

Currency	X	X	X	X	—

Leveraging	X	X	X	X	—

Issuer	X	X	X	X	X

Turnover	X	X	X	X	X

Municipal Securities	X	X	X	X	X

Municipal Project-Specific	—	—	—	—	X

Municipal Bond Market	—	—	—	—	X

California State-Specific	—	—	—	—	X

New York State-Specific	—	—	—	—	X

Sovereign Debt	—	—	—	X	—

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Risks	FISH: Series C	FISH: Series LD	FISH: Series M	FISH: Series R	FISH: Series TE

Inflation/Deflation	X	X	X	X	X

Contingent Convertible Securities	X	—	X	—	—

LIBOR Transition	X	X	X	—	—

Collateralized Loan Obligation	X	X	—	—	—

Please see “Description of Principal Risks” in a Portfolio’s prospectus for a more detailed description of the risks of investing in a Portfolio.

Small Portfolio Risk  is the risk that a smaller Portfolio may not achieve investment or trading efficiencies. Additionally, a smaller Portfolio may be more adversely affected by large purchases or redemptions of Portfolio shares.

Interest Rate Risk  is the risk that fixed income securities will decline in value because of an increase in interest rates; a portfolio with a longer average portfolio duration will be more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

Credit Risk  is the risk that the Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

Market Risk  is the risk that the value of securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in the Portfolio experiencing more rapid and extreme changes in value than a portfolio that invests exclusively in securities of U.S. companies due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes, diplomatic developments or the imposition of sanctions and other similar measures. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Mortgage-Related and Other Asset-Backed Securities Risk  is the risk of investing in mortgage- related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Emerging Markets Risk  is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Focused Investment Risk  is the risk that, to the extent that the Portfolio focuses its investments in a particular sector, it may be susceptible to loss due to adverse developments affecting that sector. Furthermore, the Portfolio may invest a substantial portion of its assets in companies in related sectors that may share common characteristics, are often subject to similar business risks and regulatory burdens, and whose securities may react similarly to market developments, which will

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Notes to Financial Statements (Cont.)

subject the Portfolio to greater risk. The Portfolio also will be subject to focused investment risk to the extent that it invests a substantial portion of its assets in a particular issuer, market, asset class, country or geographic region.

Derivatives Risk  is the risk of investing in derivative instruments (such as forwards, futures, swaps and structured securities) and other similar investments, including leverage, liquidity, interest rate, market, counterparty (including credit), operational, legal and management risks and valuation complexity. Changes in the value of a derivative or other similar investment may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Portfolio could lose more than the initial amount invested. Changes in the value of a derivative or other similar instrument may also create margin delivery or settlement payment obligations for the Portfolio. The Portfolio’s use of derivatives or other similar investments may result in losses to the Portfolio, a reduction in the Portfolio’s returns and/or increased volatility. Over- the-counter (“OTC”) derivatives or other similar investments are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives or other similar investments. The primary credit risk on derivatives that are exchange-traded or traded through a central clearing counterparty, resides with the Portfolio’s clearing broker or the clearinghouse. Changes in regulation relating to a registered fund’s use of derivatives and related instruments could potentially limit or impact the Portfolio’s ability to invest in derivatives, limit the Portfolio’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Portfolio’s performance.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that the Portfolio may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity.

Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that actual or potential conflicts of interest, legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio managers in connection with managing the Portfolio and may cause PIMCO to restrict or prohibit participation in certain investments. There is no guarantee that the investment objective of the Portfolio will be achieved.

High Yield Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

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Currency Risk  is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Portfolio’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Leveraging Risk  is the risk that certain transactions of the Portfolio, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Portfolio to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Turnover Risk  is the risk that high levels of portfolio turnover may increase transaction costs and taxes and may lower investment performance.

Municipal Securities Risk  is the risk that investing in municipal securities subjects the Portfolio to certain risks, including variations in the quality of municipal securities, both within a particular classification and between classifications. The rates of return on municipal securities can depend on a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue.

Municipal Project-Specific Risk  is the risk that the Portfolio may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in the bonds of specific projects (such as those relating to education, health care, housing, transportation, and utilities), industrial development bonds, or in bonds from issuers in a single state.

Municipal Bond Market Risk  is the risk that the Portfolio may be adversely affected due to factors such as limited amount of public information available regarding the municipal bonds held in the Portfolio as compared to that for corporate equities or bonds, legislative changes and local and business developments, general conditions of the municipal bond market, the size of the particular offering, the rating of the issue and the maturity of the obligation.

California State-Specific Risk  is the risk that the Portfolio, to the extent it concentrates its investments in California municipal bonds, may be affected significantly by economic, regulatory or political developments affecting the ability of California issuers to pay interest or repay principal.

New York State-Specific Risk  is the risk that the Portfolio, to the extent it concentrates its investments in New York municipal bonds, may be affected significantly by economic, regulatory or political developments affecting the ability of New York issuers to pay interest or repay principal.

Sovereign Debt Risk  is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

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Notes to Financial Statements (Cont.)

Inflation/Deflation Risk  is the risk that the value of assets or income from a Portfolio’s investments will be worth less in the future as inflation decreases the value of payments at future dates. As inflation increases, the real value of a Portfolio’s investments could decline. Deflation risk is the risk that prices throughout the economy decline over time. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of a Portfolio’s investments.

Contingent Convertible Securities Risk  is the risk of investing in contingent convertible securities, including the risk that interest payments will be cancelled by the issuer or a regulatory authority, the risk of ranking junior to other creditors in the event of a liquidation or other bankruptcy-related event as a result of holding subordinated debt, the risk of the Portfolio’s investment becoming further subordinated as a result of conversion from debt to equity, the risk that principal amount due can be written down to a lesser amount, and the general risks applicable to fixed income investments, including interest rate risk, credit risk, market risk and liquidity risk, any of which could result in losses to the Portfolio.

LIBOR Transition Risk  is the risk related to the anticipated discontinuation of the London Interbank Offered Rate (“LIBOR”). Certain instruments held by the Portfolio rely in some fashion upon LIBOR.

Although the transition process away from LIBOR has become increasingly well-defined in advance of the anticipated discontinuation date, there remains uncertainty regarding the nature of any replacement rate, and any potential effects of the transition away from LIBOR on a Portfolio or on certain instruments in which the Portfolio invests can be difficult to ascertain. The transition process may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR and may result in a reduction in the value of certain instruments held by a Portfolio.

Collateralized Loan Obligations Risk  is the risk that investing in collateralized loan obligations (“CLOs”) and other similarly structured investments exposes the Portfolio to heightened credit risk, interest rate risk, liquidity risk, market risk and prepayment and extension risk, as well as the risk of default on the underlying asset. In addition, investments in CLOs carry additional risks including, but not limited to, the risk that: (i) distributions from the collateral may not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Portfolio may invest in tranches of CLOs that are subordinate to other tranches; (iv) the structure and complexity of the transaction and the legal documents could lead to disputes among investors regarding the characterization of proceeds; and (v) the CLO’s manager may perform poorly.

(b) Other Risks

In general, a Portfolio may be subject to additional risks, including, but not limited to, risks related to government regulation and intervention in financial markets, operational risks, risks associated with financial, economic and global market disruptions, and cyber security risks. Please see a Portfolio’s Prospectus and Statement of Additional Information for a more detailed description of the risks of investing in a Portfolio. Please see the Important Information section of this report for additional discussion of certain regulatory and market developments that may impact a Portfolio’s performance.

Market Disruption Risk  is the risk of investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes

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or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can all negatively impact the securities markets and cause a Portfolio to lose value. These events can also impair the technology and other operational systems upon which a Portfolio’s service providers, including PIMCO as a Portfolio’s investment adviser, rely, and could otherwise disrupt a Portfolio’s service providers’ ability to fulfill their obligations to a Portfolio. For example, the recent spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19) has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities a Portfolio holds, and may adversely affect a Portfolio’s investments and operations. Please see the Important Information section for additional discussion of the COVID-19 pandemic.

Government Intervention in Financial Markets  is the risk that federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which a Portfolio invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which a Portfolio itself is regulated. Such legislation or regulation could limit or preclude a Portfolio’s ability to achieve its investment objective. Furthermore, volatile financial markets can expose a Portfolio to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Portfolio. The value of a Portfolio’s holdings is also generally subject to the risk of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which a Portfolio invests. In addition, it is not certain that the U.S. Government will intervene in response to a future market disturbance and the effect of any such future intervention cannot be predicted. It is difficult for issuers to prepare for the impact of future financial downturns, although companies can seek to identify and manage future uncertainties through risk management programs.

Regulatory Risk  is the risk that financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/ or intervention may change the way a Portfolio is regulated, affect the expenses incurred directly by a Portfolio and the value of its investments, and limit and/or preclude a Portfolio’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects.

Operational Risk  is the risk arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on a Portfolio. While a Portfolio seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Portfolio.

Cyber Security Risk  is the risk that, as the use of technology has become more prevalent in the course of business, the Portfolios have become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause a Portfolio to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity,

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Notes to Financial Statements (Cont.)

result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security failures or breaches may result in financial losses to a Portfolio and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with a Portfolio’s ability to calculate its net asset value, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; third party claims in litigation; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. There is also a risk that cyber security breaches may not be detected. The Portfolios and their shareholders may suffer losses as a result of a cyber security breach related to the Portfolios, their service providers, trading counterparties or the issuers in which a Portfolio invests.

8. MASTER NETTING ARRANGEMENTS

A Portfolio may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statements of Assets and Liabilities generally present derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statements of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statements of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. A Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between a Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and

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maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between a Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedules of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission. In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Portfolio assets in the segregated account. Portability of exposure reduces risk to the Portfolios. Variation margin, which reflects changes in market value, is generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedules of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by a Portfolio with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. The ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level or as required by regulation. Similarly, if required by regulation, the Portfolios may be required to post additional collateral beyond coverage of daily exposure. These amounts, if any, may (or if required by law, will) be segregated with a third-party custodian. To the extent the Portfolios are required by regulation to post additional collateral beyond coverage of daily exposure, they could potentially incur costs, including in procuring eligible assets to meet collateral requirements, associated with such posting. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee  The Trust entered into an Investment Advisory Contract with the Adviser (the “Advisory Contract”) pursuant to which the Adviser serves as the investment adviser to each Portfolio. The Adviser does not receive investment advisory or other fees from the Portfolios or

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Notes to Financial Statements (Cont.)

the Trust (although PIMCO may receive compensation under the Advisory Contract with respect to future series of the Trust). The financial statements reflect the fact that no investment management fees or expenses are incurred by the Portfolios.

Each Portfolio is an integral part of one or more “wrap-fee” programs, including those sponsored by investment advisers and/or broker-dealers unaffiliated with the Portfolios or PIMCO. Participants in these programs pay a “wrap” fee to the sponsor of the program. PIMCO may receive fees or other benefits from or through its relationships with the sponsors of such wrap-fee programs for which the Portfolios are an investment option.

(b) Supervisory and Administration Fee  Pursuant to the Supervision and Administration Agreement with PIMCO (the “Administration Agreement”), PIMCO also serves as administrator to the Portfolios (in this capacity, PIMCO is referred to as the “Administrator”). Under the Administration Agreement, the Administrator, at its expense, is required to procure most supervisory and administrative services required by the Portfolios including, but not limited to, expenses of most third-party service providers (e.g., audit, custodial, legal, transfer agency, printing) and other expenses, such as those associated with insurance, proxy solicitations and mailings for shareholder meetings, tax services, valuation services and other services required for the Portfolios’ daily operations. Under the Administration Agreement, the Administrator has agreed to provide or procure these services, and to bear the expenses associated with these services at no charge to the Portfolios. In addition, PIMCO has entered into an expense limitation agreement with the Trust pursuant to which it has agreed to pay or reimburse certain other expenses of the Portfolios, as discussed in more detail below. The Administrator does not receive any administration or other fees from the Portfolios or the Trust for serving as administrator to the Portfolios (although the Administrator may receive compensation under the Administration Agreement with respect to future series of the Trust). The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

The Trust is responsible for the following expenses: (i) salaries and other compensation or expenses, including travel expenses, of any of the Trust’s executive officers and employees, if any, who are not officers, directors, shareholders, members, partners or employees of the Administrator or its subsidiaries or affiliates; (ii) taxes and governmental fees, if any, levied against the Trust or any of its Portfolios; (iii) brokerage fees and commissions, and other portfolio transaction expenses incurred for any of the Portfolios; (iv) expenses of each Portfolio’s securities lending (if any), including any securities lending agent fees, as governed by a separate securities lending agreement; (v) costs, including interest expenses, of borrowing money or engaging in other types of leverage financing including, without limitation, through the use by a Portfolio of reverse repurchase agreements, tender option bonds, bank borrowings and credit facilities; (vi) fees and expenses of any underlying funds or other pooled vehicles in which a Portfolio invests; (vii) dividend and interest expenses on short positions taken by the Portfolios; (viii) fees and expenses, including travel expenses, and fees and expenses of legal counsel retained for their benefit, of Trustees who are not officers, employees, partners, shareholders or members of PIMCO or its subsidiaries or affiliates; (ix) extraordinary expenses, including extraordinary legal expenses, as may arise including expenses incurred in connection with litigation, proceedings, other claims and the legal obligations of the Trust to indemnify its trustees, officers, employees, shareholders, distributors, and agents with respect thereto; (x) to the extent permitted by the Board, organizational and offering expenses of the Trust

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and the Portfolios and any expenses which are capitalized in accordance with generally accepted accounting principles; and (xi) any expenses allocated or allocable to a specific class of shares of a Portfolio, including fees paid pursuant to an administrative services or distribution plan.

(c) Distribution Contract  The Trust has entered into a distribution contract with PIMCO Investments LLC (the “Distributor”), a wholly-owned subsidiary of PIMCO, pursuant to which the Distributor serves as the distributor and principal underwriter of the Portfolios’ shares (the “Distribution Contract”). The Distributor does not receive any distribution or other fees from the Portfolios or the Trust for serving as the distributor and principal underwriter of the Portfolios’ shares (although the Distributor may receive compensation under the Distribution Contract with respect to future series of the Trust).

(d) Expense Limitation Agreement  The Adviser has contractually agreed pursuant to an expense limitation agreement (the “Expense Limitation Agreement”) to bear the expenses of or make payments to each Portfolio to the extent that, for any calendar month, “Specified Expenses”, as defined in the Expense Limitation Agreement of such Portfolio would exceed 0.00%. “Specified Expenses” of a Portfolio means all expenses incurred by the Portfolio, including organizational and offering expenses and expenses associated with obtaining or maintaining a Legal Entity Identifier, but excluding any brokerage fees and commissions and other portfolio transaction expenses, costs, including interest expenses, of borrowing money or engaging in other types of leverage financing, including, without limitation, through reverse repurchase agreements, tender option bonds, bank borrowings and credit facilities, fees and expenses of any underlying Portfolios or other pooled vehicles in which the Portfolio invests, taxes, governmental fees, dividends and interest on short positions, and extraordinary expenses, including extraordinary legal expenses. This Expense Limitation Agreement shall continue in effect, unless sooner terminated by the Board, for so long as the Adviser serves as the investment adviser to the applicable Portfolio pursuant to the Advisory Contract. The waivers, if any, are reflected on the Statements of Operations as a component of Waiver and/or Reimbursement by PIMCO.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statements of Assets and Liabilities.

Certain Portfolios are permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Portfolios from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with applicable SEC rules and interpretations under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. Purchases and sales of securities pursuant to applicable SEC rules and interpretations under the Act for the period ended December 31, 2022, were as follows (amounts in thousands†):

Portfolio Name	Purchases	Sales	Realized Gain/Loss

Fixed Income SHares: Series C	$2,890	$1,828	$(22)

Fixed Income SHares: Series LD	1,128	15,046	(229)

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Notes to Financial Statements (Cont.)

Portfolio Name	Purchases	Sales	Realized Gain/Loss

Fixed Income SHares: Series M	$4,910	$3,542	$56

Fixed Income SHares: Series R	7,736	78	(6)

Fixed Income SHares: Series TE	6,268	2,635	(225)

†	A zero balance may reflect actual amounts rounding to less than one thousand.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee and officer is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolios. Additionally, in the normal course of business, the Portfolios enter into contracts that contain a variety of indemnification clauses. The Portfolios’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolios that have not yet occurred. However, the Portfolios have not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time a Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Portfolio is known as “portfolio turnover.” Each Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective(s), particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Portfolio. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect a Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2022, were as follows (amounts in thousands†):

	U.S. Government/Agency		All Other

Portfolio Name	Purchases	Sales	Purchases	Sales

Fixed Income SHares: Series C	$5,167,793	$5,108,677	$91,727	$320,565

Fixed Income SHares: Series LD	67,341	210,025	36,714	79,714

Fixed Income SHares: Series M	8,566,896	8,803,789	138,375	321,036

Fixed Income SHares: Series R	382,691	319,790	18,268	30,685

Fixed Income SHares: Series TE	0	0	53,849	54,562

†	A zero balance may reflect actual amounts rounding to less than one thousand.

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.001 par value.

14. REGULATORY AND LITIGATION MATTERS

The Portfolios are not named as defendants in any material litigation or arbitration proceedings and are not aware of any material litigation or claim pending or threatened against them.

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On May 17, 2022, Allianz Global Investors U.S. LLC (“AGI U.S.”) pleaded guilty in connection with the proceeding United States of America v. Allianz Global Investors U.S. LLC. AGI U.S. is an indirect subsidiary of Allianz SE. The conduct resulting in the matter described above occurred entirely within AGI U.S. and did not involve PIMCO or the Distributor, or any personnel of PIMCO or the Distributor. Nevertheless, because of the disqualifying conduct of AGI U.S., their affiliate, PIMCO would have been disqualified from serving as the investment adviser, and the Distributor would have been disqualified from serving as the principal underwriter, to the Portfolios in the absence of SEC exemptive relief. PIMCO and the Distributor have received exemptive relief from the SEC to permit them to continue serving as investment adviser and principal underwriter for U.S. registered investment companies, including the Portfolios.

The foregoing speaks only as of the date of this report.

15. FEDERAL INCOME TAX MATTERS

Each Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made. Due to the timing of when distributions are made by a Portfolio, the Portfolio may be subject to an excise tax of 4% of the amount by which 98% of the Portfolio’s annual taxable income and 98.2% of net realized gains exceed the distributions from such taxable income and realized gains for the calendar year.

A Portfolio may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Portfolios’ tax positions for all open tax years. As of December 31, 2022, the Portfolios have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

The Portfolios file U.S. federal, state, and local tax returns as required. The Portfolios’ tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

As of December 31, 2022, the components of distributable taxable earnings are as follows (amounts in thousands†):

	Undistributed Tax Exempt Income	Undistributed Ordinary Income(1)	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(2)	Other Book-to-Tax Accounting Differences(3)	Accumulated Capital Losses(4)	Qualified Late-Year Loss Deferral- Capital(5)	Qualified Late-Year Loss Deferral- Ordinary(6)	Total Components of Distributable Earnings

Fixed Income Shares: Series C	$0	$15,842	$0	$(228,929)	$0	$(217,723)	$0	$0	$(430,810)

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Notes to Financial Statements (Cont.)

	Undistributed Tax Exempt Income	Undistributed Ordinary Income(1)	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(2)	Other Book-to-Tax Accounting Differences(3)	Accumulated Capital Losses(4)	Qualified Late-Year Loss Deferral- Capital(5)	Qualified Late-Year Loss Deferral- Ordinary(6)	Total Components of Distributable Earnings

Fixed Income Shares: Series LD	$0	$0	$0	$(9,884)	$(10)	$0	$(2,791)	$(1,108)	$(13,793)

Fixed Income Shares: Series M	0	8,860	0	(148,100)	0	(114,657)	0	0	(253,897)

Fixed Income Shares: Series R	0	0	0	(61,129)	(1,023)	(26,341)	0	(273)	(88,766)

Fixed Income Shares: Series TE	37	0	0	(893)	0	(3,748)	0	0	(4,604)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Includes undistributed short-term capital gains, if any.
(2)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on: swap contracts, treasury inflation-protected securities (TIPS), interest accrued from defaulted securities, return of capital from non-REIT securities, straddle loss deferrals, inverse floaters, RIB/TOB adjustments, and short positions.

(3)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America mainly for distributions payable at fiscal year end.
(4)	Capital losses available to offset future net capital gains as shown below.
(5)	Capital losses realized during the period November 1, 2022 through December 31, 2022 which the Portfolios elected to defer to the following taxable year pursuant to income tax regulations.
(6)	Specified losses realized during the period November 1, 2022 through December 31, 2022 which the Portfolios elected to defer to the following taxable year pursuant to income tax regulations.

Under the Regulated Investment Company Modernization Act of 2010, a Portfolio is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of December 31, 2022, the Portfolios had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term

Fixed Income Shares: Series C	$194,979	$22,744

Fixed Income Shares: Series LD	0	0

Fixed Income Shares: Series M	54,261	60,396

Fixed Income Shares: Series R	1,502	24,839

Fixed Income Shares: Series TE	2,910	838

†	A zero balance may reflect actual amounts rounding to less than one thousand.

134	PIMCO MANAGED ACCOUNTS TRUST

December 31, 2022

As of December 31, 2022, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(7)

Fixed Income Shares: Series C	$1,855,620	$4,516	$(217,017)	$(212,501)

Fixed Income Shares: Series LD	124,332	850	(10,738)	(9,888)

Fixed Income Shares: Series M	1,553,974	17,314	(162,668)	(145,354)

Fixed Income Shares: Series R	418,594	10,692	(75,044)	(64,352)

Fixed Income Shares: Series TE	76,514	1,333	(2,224)	(891)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(7)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on: swap contracts, treasury inflation-protected securities (TIPS), interest accrued from defaulted securities, return of capital from non-REIT securities, straddle loss deferrals, inverse floaters, and short positions.

For the fiscal years ended December 31, 2022 and December 31, 2021, respectively, the Portfolios made the following tax basis distributions (amounts in thousands†):

	December 31, 2022				December 31, 2021

	Tax-Exempt Income Distributions	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)	Tax-Exempt Income Distributions	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)

Fixed Income Shares: Series C	$0	$61,847	$0	$0	$0	$50,117	$0	$0

Fixed Income Shares: Series LD	0	2,820	340	0	0	3,025	0	0

Fixed Income Shares: Series M	0	63,547	0	0	0	74,982	0	0

Fixed Income Shares: Series R	0	28,718	0	0	0	13,319	0	0

Fixed Income Shares: Series TE	3,050	275	0	0	2,821	104	0	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(8)	Includes short-term capital gains distributed, if any.
(9)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

16. SUBSEQUENT EVENTS

In preparing these financial statements, the Portfolios’ management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

There were no subsequent events identified that require recognition or disclosure.

ANNUAL REPORT	DECEMBER 31, 2022	135

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Managed Accounts Trust and Shareholders of Fixed Income SHares: Series C, Fixed Income SHares: Series LD, Fixed Income SHares: Series M, Fixed Income SHares: Series R and Fixed Income SHares: Series TE

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Fixed Income SHares: Series C, Fixed Income SHares: Series LD, Fixed Income SHares: Series M, Fixed Income SHares: Series R and Fixed Income SHares: Series TE (constituting PIMCO Managed Accounts Trust, hereafter collectively referred to as the “Portfolios”) as of December 31, 2022, the related statements of operations for the year ended December 31, 2022, the statements of cash flows for Fixed Income SHares: Series LD and Fixed Income SHares: Series R for the year ended December 31, 2022, the statements of changes in net assets for each of the two years in the period ended December 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Portfolios as of December 31, 2022, the results of each of their operations and each of the cash flows for Fixed Income SHares: Series LD and Fixed Income SHares: Series R for the year then ended, the changes in each of their net assets for each of the two years in the period ended December 31, 2022 and each of the financial highlights for each of the five years in the period ended December 31, 2022 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on the Portfolios’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolios in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the custodian, transfer agent, brokers and agent banks; when replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Kansas City, Missouri

February 28, 2023

We have served as the auditor of one or more investment companies in PIMCO Managed Accounts Trust since 2000.

136	PIMCO MANAGED ACCOUNTS TRUST

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BCY	Barclays Capital, Inc.	JPM	JP Morgan Chase Bank N.A.
BOA	Bank of America N.A.	MBC	HSBC Bank Plc
BOS	BofA Securities, Inc.	MSC	Morgan Stanley & Co. LLC.
BPS	BNP Paribas S.A.	MYC	Morgan Stanley Capital Services LLC
BRC	Barclays Bank PLC	MYI	Morgan Stanley & Co. International PLC
BSN	The Bank of Nova Scotia - Toronto	NOM	Nomura Securities International, Inc.
CBK	Citibank N.A.	RCY	Royal Bank of Canada
DUB	Deutsche Bank AG	RDR	RBC Capital Markets LLC
FBF	Credit Suisse International	SCX	Standard Chartered Bank, London
FICC	Fixed Income Clearing Corporation	SOG	Societe Generale Paris
FOB	Credit Suisse Securities (USA) LLC	TDM	TD Securities (USA) LLC
GLM	Goldman Sachs Bank USA	TOR	The Toronto-Dominion Bank
GST	Goldman Sachs International	UAG	UBS AG Stamford

Currency Abbreviations:
AUD	Australian Dollar	JPY	Japanese Yen
BRL	Brazilian Real	KRW	South Korean Won
CAD	Canadian Dollar	MXN	Mexican Peso
CHF	Swiss Franc	NOK	Norwegian Krone
COP	Colombian Peso	NZD	New Zealand Dollar
DKK	Danish Krone	PEN	Peruvian New Sol
EUR	Euro	PLN	Polish Zloty
GBP	British Pound	SGD	Singapore Dollar
IDR	Indonesian Rupiah	TWD	Taiwanese Dollar
ILS	Israeli Shekel	USD (or $)	United States Dollar
INR	Indian Rupee	ZAR	South African Rand

Exchange Abbreviations:
OTC	Over the Counter

Index/Spread Abbreviations:
BBSW3M	3 Month Bank Bill Swap Rate	LIBOR03M	3 Month USD-LIBOR
CDX.IG	Credit Derivatives Index - Investment Grade	MUTKCALM	Tokyo Overnight Average Rate
CPALEMU	Euro Area All Items Non-Seasonally Adjusted Index	SOFR	Secured Overnight Financing Rate
CPTFEMU	Eurozone HICP ex-Tobacco Index	SONIO	Sterling Overnight Interbank Average Rate
CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index	UKRPI	United Kingdom Retail Prices Index
FRCPXTOB	France Consumer Price ex-Tobacco Index	US0003M	ICE 3-Month USD LIBOR
H15T1Y	1 Year US Treasury Yield Curve Constant Maturity Rate

Municipal Bond or Agency Abbreviations:
ACA	American Capital Access Holding Ltd.	BAM	Build America Mutual Assurance
AGM	Assured Guaranty Municipal	Q-SBLF	Qualified School Bond Loan Fund

ANNUAL REPORT	DECEMBER 31, 2022	137

Glossary: (abbreviations that may be used in the preceding statements) (Cont.)

(Unaudited)

Other Abbreviations:
ABS	Asset-Backed Security	LIBOR	London Interbank Offered Rate
ALT	Alternate Loan Trust	OAT	Obligations Assimilables du Trésor
BABs	Build America Bonds	OIS	Overnight Index Swap
BBR	Bank Bill Rate	oz.	Ounce
BTP	Buoni del Tesoro Poliennali “Long-term Treasury Bond”	PIK	Payment-in-Kind
CLO	Collateralized Loan Obligation	REMIC	Real Estate Mortgage Investment Conduit
DAC	Designated Activity Company	TBA	To-Be-Announced
EURIBOR	Euro Interbank Offered Rate	TBD	To-Be-Determined

138	PIMCO MANAGED ACCOUNTS TRUST

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Porfolios’ fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio’s dividend distribution that qualifies under tax law. The percentage of the following Portfolios’ fiscal 2022 ordinary income dividend that qualifies for the corporate dividend corporate dividend received deduction is set forth below.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003, the following percentage of ordinary dividends paid during the fiscal year ended December 31, 2022 was designated as ‘‘qualified dividend income’’ as defined in the Jobs and Growth Tax Relief Reconciliation Act of 2003 subject to reduced tax rates in 2022.

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only).  Under the American Jobs Creation Act of 2004, the following amounts of ordinary dividends paid during the fiscal year ended December 31, 2022 are considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore are designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code. Further, the following amounts of ordinary dividends paid during the fiscal year ended December 31, 2022 are considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore are designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code.

Section 163(j) Interest Dividends.  The Portfolios intend to pass through the maximum amount allowable as Section 163(j) Interest Dividends as defined in Proposed Treasury Regulation Section 1.163(j)-1(b). The 163(j) percentage of ordinary income distributions are as follows:

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s)†	Qualified Short-Term Capital Gains (000s)†	163(j) Interest Dividends (000s)†
Fixed Income Shares: Series C	0%	0%	$46,107	$0	$46,676
Fixed Income Shares: Series LD	0%	0%	2,820	0	2,820
Fixed Income Shares: Series M	0%	0%	50,069	0	60,366
Fixed Income Shares: Series R	0%	0%	28,718	0	21,795
Fixed Income Shares: Series TE	0%	0%	3,325	0	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2023, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2022.

Section 199A Dividends.  Non-corporate Portfolio shareholders of the Portfolios below meeting certain holding period requirements may be able to deduct up to 20 percent of qualified REIT dividends passed through and reported to the shareholders by the Portfolios as IRC section 199A dividends. The IRC section 199A percentage of ordinary dividends are as follows:

199A Dividends
Fixed Income Shares: Series C	0%
Fixed Income Shares: Series LD	0%
Fixed Income Shares: Series M	0%
Fixed Income Shares: Series R	0%
Fixed Income Shares: Series TE	0%

ANNUAL REPORT	DECEMBER 31, 2022	139

Distribution Information

For purposes of Section 19 of the Investment Company Act of 1940 (the “Act”), the Portfolios estimated the periodic sources of any dividends paid during the period covered by this report in accordance with good accounting practice. Pursuant to Rule 19a-1(e) under the Act, the table below sets forth the actual source information for dividends paid during the six month period ended December 31, 2022 calculated as of each distribution period pursuant to Section 19 of the Act. The information below is not provided for U.S. federal income tax reporting purposes. The tax character of all dividends and distributions is reported on Form 1099-DIV (for shareholders who receive U.S. federal tax reporting) at the end of each calendar year. See the Financial Highlights section of this report for the tax characterization of distributions determined in accordance with federal income tax regulations for the fiscal year.

PIMCO Fixed Income SHares — Series C	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

July 2022	$0.0267	$0.0000	$0.0000	$0.0267

August 2022	$0.0284	$0.0000	$0.0000	$0.0284

September 2022	$0.0267	$0.0000	$0.0000	$0.0267

October 2022	$0.0250	$0.0000	$0.0000	$0.0250

November 2022	$0.0263	$0.0000	$0.0000	$0.0263

December 2022	$0.0272	$0.0000	$0.0000	$0.0272

PIMCO Fixed Income SHares — Series LD	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

July 2022	$0.0194	$0.0000	$0.0000	$0.0194

August 2022	$0.0092	$0.0000	$0.0000	$0.0092

September 2022	$0.0151	$0.0000	$0.0000	$0.0151

October 2022	$0.0153	$0.0000	$0.0000	$0.0153

November 2022	$0.0026	$0.0000	$0.0000	$0.0026

December 2022	$0.0000	$0.0000	$0.0990	$0.0990

PIMCO Fixed Income SHares — Series M	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

July 2022	$0.0283	$0.0000	$0.0000	$0.0283

August 2022	$0.0289	$0.0000	$0.0000	$0.0289

September 2022	$0.0297	$0.0000	$0.0000	$0.0297

October 2022	$0.0274	$0.0000	$0.0000	$0.0274

November 2022	$0.0295	$0.0000	$0.0000	$0.0295

December 2022	$0.0317	$0.0000	$0.0000	$0.0317

PIMCO Fixed Income SHares — Series R	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

July 2022	$0.1167	$0.0000	$0.0000	$0.1167

August 2022	$0.1482	$0.0000	$0.0000	$0.1482

September 2022	$0.0047	$0.0000	$0.0000	$0.0047

October 2022	$0.0000	$0.0000	$0.0000	$0.0000

November 2022	$0.0000	$0.0000	$0.0000	$0.0000

December 2022	$0.0381	$0.0000	$0.0000	$0.0381

140	PIMCO MANAGED ACCOUNTS TRUST

(Unaudited)

PIMCO Fixed Income SHares — Series TE	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

July 2022	$0.0341	$0.0000	$0.0000	$0.0341

August 2022	$0.0347	$0.0000	$0.0000	$0.0347

September 2022	$0.0370	$0.0000	$0.0000	$0.0370

October 2022	$0.0329	$0.0000	$0.0000	$0.0329

November 2022	$0.0362	$0.0000	$0.0000	$0.0362

December 2022	$0.0386	$0.0000	$0.0000	$0.0386

*

The source of dividends provided in the table differs, in some respects, from information presented in this report prepared in accordance with generally accepted accounting principles, or U.S. GAAP. For example, net earnings from certain interest rate swap contracts are included as a source of net investment income for purposes of Section 19(a). Accordingly, the information in the table may differ from information in the accompanying financial statements that are presented on the basis of U.S. GAAP and may differ from tax information presented in the footnotes. Amounts shown may include accumulated, as well as fiscal period net income and net profits.

**	Occurs when a fund distributes an amount greater than its accumulated net income and net profits. Amounts are not reflective of a fund’s net income, yield, earnings or investment performance.

ANNUAL REPORT	DECEMBER 31, 2022	141

Management of the Trust

The chart below identifies Trustees and Officers of the Trust. Unless otherwise indicated, the address of all persons below is c/o Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.

The Trust’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (800) 927-4648.

Name and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years

Independent Trustees

Deborah A. DeCotis 1952	Chair of the Board, Trustee	Chair since 2019, Trustee since 2011.	Advisory Director, Morgan Stanley & Co., Inc. (since 1996); Member, Circle Financial Group (since 2009); Member, Council on Foreign Relations (since 2013); Trustee, Smith College (since 2017); and Director, Watford Re (since 2017). Formerly, Co-Chair Special Projects Committee, Memorial Sloan Kettering (2005-2015); Trustee, Stanford University (2010-2015); Principal, LaLoop LLC, a retail accessories company (1999-2014); Director, Helena Rubenstein Foundation (1997-2010); and Director, Armor Holdings (2002-2010).	26	Trustee, Allianz Funds (2011- 2021); Trustee, Virtus Funds (2021-Present).

Sarah E. Cogan 1956	Trustee	Since 2019.	Retired Partner, Simpson Thacher & Bartlett LLP (law firm) (1989-2018); Director, Girl Scouts of Greater New York, Inc. (since 2016); and Trustee, Natural Resources Defense Council, Inc. (since 2013).	26	Trustee, Allianz Funds (2019- 2021); Trustee, Virtus Funds (2021-Present)

Joseph B. Kittredge, Jr. 1954	Trustee	Since 2020.	Trustee (since 2019) and Governance Committee (since 2020), Vermont Law School; Director and Treasurer, Center for Reproductive Rights (since 2015); Formerly, Director (2013-2020) and Chair (2018-2020), ACLU of Massachusetts; General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (2005-2018) and Partner (2007-2018); President, GMO Trust (institutional mutual funds) (2009-2018); Chief Executive Officer, GMO Trust (2009-2015); President and Chief Executive Officer, GMO Series Trust (platform based mutual funds) (2011-2013).	26	Trustee, GMO Trust (2010-2018); Chairman of the Board of Trustees, GMO Series Trust (2011-2018).

142	PIMCO MANAGED ACCOUNTS TRUST

(Unaudited)

Name and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years

Kathleen A. McCartney 1956	Trustee	Since 2022.	President, Smith College (since 2013); Director (since 2013) and President (since 2020), Five Colleges, Inc., consortium of liberal arts colleges and universities (since 2013); Formerly, Director, American Council on Education Board of Directors, (2015-2019); Director, Consortium on Financing Higher Education Board of Directors (2015-2019); Director, edX Board of Directors, online course provider (2012-2013); Director, Bellwether Education Partners Board, national nonprofit organization (2010-2013); Dean, Harvard Graduate School of Education (2006-2013); Trustee, Tufts University (2007-2013).	26	None

Alan Rappaport 1953	Trustee	Since 2010.	Director, Victory Capital Holdings, Inc., an asset management firm (since 2013). Formerly, Adjunct Professor, New York University Stern School of Business (2011-2020); Lecturer, Stanford University Graduate School of Business (2013-2020); Advisory Director (formerly Vice Chairman), Roundtable Investment Partners (2009-2018); Member of Board of Overseers, NYU Langone Medical Center (2015-2016); Trustee, American Museum of Natural History (2005-2015); Trustee, NYU Langone Medical Center (2007-2015); and Vice Chairman (formerly, Chairman and President), U.S. Trust (formerly, Private Bank of Bank of America, the predecessor entity of U.S. Trust) (2001-2008).	26	Trustee, Allianz Funds (2010-2021); Chairman of the Board of Trustees, Virtus Closed-End Funds (2021-Present)

E. Grace Vandecruze 1963	Trustee	Since 2021.	Founder and Managing Director, Grace Global Capital LLC, a strategic advisory firm to the insurance industry (since 2006); Director, The Doctors Company, a medical malpractice	26	None

ANNUAL REPORT	DECEMBER 31, 2022	143

Management of the Trust (Cont.)

Name and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
			insurance company (since 2020); Chief Financial Officer, Athena Technology Acquisition Corp, a special purpose acquisition company (since 2021); Director, Link Logistics REIT, a real estate company (since 2021); Director and Member of the Investment & Risk Committee, Resolution Life Group Holdings, a global life insurance group (since 2021); and Director, Wharton Graduate Executive Board. Formerly, Director, Resolution Holdings (2015-2019). Formerly, Director and Member of the Audit Committee and the Wealth Solutions Advisory Committee, M Financial Group, a life insurance company (2015-2021); Director, SBLI USA, a life insurance company (2015-2018).

Interested Trustees

David N. Fisher* 1968	Trustee	Since 2019.	Managing Director and Co-Head of U.S. Global Wealth Management Strategic Accounts, PIMCO (since 2021); Managing Director and Head of Traditional Product Strategies, PIMCO (2015-2021); and Director, Court Appointed Special Advocates (CASA) of Orange County, a non-profit organization (since 2015). Formerly, Global Bond Strategist, PIMCO (2008-2015); and Managing Director and Head of Global Fixed Income, HSBC Global Asset Management (2005-2008).	26	None

John C. Maney** 1959	Trustee	Since 2006.	Senior Advisor to PIMCO (since June 2021); Non-Executive Director and a member of the Compensation Committee of PIMCO Europe Ltd (since December 2017). Formerly, Consultant to PIMCO (January 2020-June 2021); Managing Director of Allianz Asset Management of America	26	None

144	PIMCO MANAGED ACCOUNTS TRUST

(Unaudited)

Name and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years

L.P. (2005-2019); member of the Management Board and Chief Operating Officer of Allianz Asset Management of America L.P (2006-2019); Member of the Management Board of Allianz Global Investors Fund Management LLC (2007-2014) and Managing Director of Allianz Global Investors Fund Management LLC (2011-2014).

*

Mr. Fisher is an “interested person” of the Portfolios, as defined in Section 2(a)(19) of the Act, due to his affiliation with PIMCO and its affiliates. Mr. Fisher’s address is 650 Newport Center Drive, Newport Beach, California 92660.

**

Mr. Maney is an “interested person” of the Portfolios, as defined in Section 2(a)(19) of the Act, due to his affiliation with PIMCO and its affiliates. Mr. Maney’s address is 650 Newport Center Drive, Newport Beach, California 92660.

Officers

Name, Address and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years*

Eric D. Johnson** 1970	President	Since 2019	Executive Vice President and Head of Funds Business Group Americas, PIMCO. President, PIMCO-Sponsored Closed-End Funds, PIMCO-Sponsored Interval Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT and PIMCO Flexible Real Estate Income Fund.

Keisha Audain-Pressley 1975	Chief Compliance Officer	Since 2018	Executive Vice President and Deputy Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO-Sponsored Closed-End Funds, PIMCO-Sponsored Interval Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Capital Solutions BDC Corp. and PIMCO Flexible Real Estate Income Fund.

Ryan G. Leshaw** 1980	Chief Legal Officer	Since 2019	Executive Vice President and Senior Counsel, PIMCO. Chief Legal Officer, PIMCO-Sponsored Closed-End Funds, PIMCO-Sponsored Interval Funds, PIMCO Capital Solutions BDC Corp. and PIMCO Flexible Real Estate Income Fund. Chief Legal Officer and Secretary, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Associate, Willkie Farr & Gallagher LLP.

Joshua D. Ratner 1976	Senior Vice President	Since 2019	Executive Vice President and Head of Americas Operations, PIMCO. Senior Vice President, PIMCO-Sponsored Closed-End Funds, PIMCO-Sponsored Interval Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Peter G. Strelow** 1970	Senior Vice President	Since 2019	Managing Director and Co-Chief Operating Officer, PIMCO. Senior Vice President, PIMCO-Sponsored Closed-End Funds, PIMCO-Sponsored Interval Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Chief Administrative Officer, PIMCO.

Wu-Kwan Kit** 1981	Vice President, Senior Counsel and Secretary	Since 2018	Senior Vice President and Senior Counsel, PIMCO. Vice President, Senior Counsel and Secretary, PIMCO-Sponsored Closed-End Funds, PIMCO-Sponsored Interval Funds, PIMCO Capital Solutions BDC Corp. and PIMCO Flexible Real Estate Income Fund. Assistant Secretary, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Assistant General Counsel, VanEck Associates Corp.

Douglas B. Burrill 1980	Vice President	Since August 2022	Senior Vice President, PIMCO. Vice President, PIMCO-Sponsored Closed-End Funds, PIMCO-Sponsored Interval Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Capital Solutions BDC Corp. and PIMCO Flexible Real Estate Income Fund.

ANNUAL REPORT	DECEMBER 31, 2022	145

Management of the Trust (Cont.)

(Unaudited)

Name, Address and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years*

Elizabeth A. Duggan** 1964	Vice President	Since 2021	Executive Vice President, PIMCO. Vice President, PIMCO-Sponsored Closed-End Funds, PIMCO-Sponsored Interval Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Capital Solutions BDC Corp. and PIMCO Flexible Real Estate Income Fund.

Mark A. Jelic** 1981	Vice President	Since 2021	Senior Vice President, PIMCO. Vice President, PIMCO-Sponsored Closed-End Funds, PIMCO-Sponsored Interval Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Capital Solutions BDC Corp. and PIMCO Flexible Real Estate Income Fund.

Kenneth W. Lee** 1972	Vice President	Since August 2022	Senior Vice President, PIMCO. Vice President, PIMCO-Sponsored Closed-End Funds, PIMCO-Sponsored Interval Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Capital Solutions BDC Corp. and PIMCO Flexible Real Estate Income Fund.

Brian J. Pittluck** 1977	Vice President	Since 2020	Senior Vice President, PIMCO. Vice President, PIMCO-Sponsored Closed-End Funds, PIMCO-Sponsored Interval Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Capital Solutions BDC Corp. and PIMCO Flexible Real Estate Income Fund.

Keith A. Werber** 1973	Vice President	Since June 2022	Executive Vice President, PIMCO. Vice President, PIMCO-Sponsored Closed-End Funds, PIMCO-Sponsored Interval Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Capital Solutions BDC Corp. and PIMCO Flexible Real Estate Income Fund.

Bijal Y. Parikh** 1978	Treasurer	Since 2021	Executive Vice President, PIMCO. Treasurer, PIMCO-Sponsored Closed-End Funds, PIMCO-Sponsored Interval Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT and PIMCO Flexible Real Estate Income Fund.

Brandon T. Evans** 1982	Deputy Treasurer	Since March 2022	Senior Vice President, PIMCO. Deputy Treasurer, PIMCO-Sponsored Closed-End Funds, PIMCO-Sponsored Interval Funds. Assistant Treasurer, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT and PIMCO Flexible Real Estate Income Fund.

Erik C. Brown*** 1967	Assistant Treasurer	Since 2015	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO-Sponsored Closed-End Funds, PIMCO-Sponsored Interval Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Capital Solutions BDC Corp. and PIMCO Flexible Real Estate Income Fund.

(*)

The term “PIMCO-Sponsored Closed-End Funds” as used herein includes: PIMCO Access Income Fund, PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Income Fund, PIMCO Dynamic Income Opportunities Fund, PIMCO Energy and Tactical Credit Opportunities Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.; the term “PIMCO-Sponsored Interval Funds” as used herein includes: PIMCO Flexible Credit Income Fund, PIMCO Flexible Municipal Income Fund, PIMCO California Flexible Municipal Income Fund and PIMCO Flexible Emerging Markets Income Fund.

(**)	The address of these officers is Pacific Investment Management Company LLC, 650 Newport Center Drive, Newport Beach, California 92660.
(***)	The address of these officers is Pacific Investment Management Company LLC, 401 Congress Ave., Austin, Texas 78701.

146	PIMCO MANAGED ACCOUNTS TRUST

Privacy Policy1

(Unaudited)

The Portfolios2,3 consider customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ non-public personal information. The Portfolios have developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Non-Public Personal Information

In the course of providing shareholders with products and services, the Portfolios and certain service providers to the Portfolios, such as the Portfolios’ investment advisers or sub-advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial professional or consultant, and/or from information captured on applicable websites.

Respecting Your Privacy

As a matter of policy, the Portfolios do not disclose any non-public personal information provided by shareholders or gathered by the Portfolios to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Portfolios. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Portfolios or their affiliates may also retain non-affiliated companies to market Portfolio shares or products which use Portfolio shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Portfolios may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial professional or consultant.

Sharing Information with Third Parties

The Portfolios reserve the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Portfolios believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect their rights or property, or upon reasonable request by any fund in which a shareholder has invested. In addition, the Portfolios may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Portfolios may share shareholder information with their affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Portfolios or their Advisers, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Portfolios may share may include, for example, a shareholder’s participation in the Portfolios or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Portfolios’ experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject to applicable law. The Portfolios’ Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

ANNUAL REPORT	DECEMBER 31, 2022	147

Privacy Policy1 (Cont.)

(Unaudited)

Procedures to Safeguard Private Information

The Portfolios take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Portfolios have implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

Information Collected from Websites

The Portfolios or their service providers and partners may collect information from shareholders via websites they maintain. The information collected via websites maintained by the Portfolios or their service providers includes client non-public personal information.

Changes to the Privacy Policy

From time to time, the Portfolios may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 Amended as of June 25, 2020.

2 PIMCO Investments LLC (“PI”) serves as the Portfolios’ distributor and does not provide brokerage services or any financial advice to investors in the Portfolios solely because it distributes the Portfolios. This Privacy Policy applies to the activities of PI to the extent that PI regularly effects or engages in transactions with or for a shareholder of a series of a Trust who is the record owner of such shares. For purposes of this Privacy Policy, references to “the Portfolios” shall include PI when acting in this capacity.

3 When distributing this Policy, a Portfolio may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined, policy may be written in the first person (i.e. by using “we” instead of “the Portfolios”).

148	PIMCO MANAGED ACCOUNTS TRUST

Investment Strategy Updates

     (Unaudited)

Disclosure Related to Fixed Income SHares: Series TE (the “Portfolio”): On December 15, 2022, the Board approved changes to the Portfolio’s investment guidelines to permit the Portfolio to invest without limit in municipal securities subject to the federal alternative minimum tax. Such changes will become effective March 16, 2023. Please see the Portfolio’s Prospectus and Statement of Additional Information, as supplemented from time to time, for a more detailed description of the Portfolio’s investment policies, strategies and guidelines and the risks of investing in the Portfolio.

ANNUAL REPORT	DECEMBER 31, 2022	149

Changes to Board of Trustees

(Unaudited)

Effective July 1, 2022, the Board of Trustees appointed Ms. Kathleen McCartney as a Trustee of the Trust.

Effective December 31, 2022, Mr. William B. Ogden, IV retired from his position as Trustee of the Trust.

150	PIMCO MANAGED ACCOUNTS TRUST

Changes to Portfolio Managers

(Unaudited)

Effective October 3, 2022, the PIMCO FISH: Series M Portfolio’s portfolio is jointly and primarily managed by David Braun, Mike Cudzil and Vinayak Seshasayee, and Scott Mathers no longer serves as portfolio manager.

ANNUAL REPORT	DECEMBER 31, 2022	151

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

SS&C Global Investor & Distribution Solutions, Inc.

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

Legal Counsel

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Portfolios listed on the Report cover.

FISH3001AR_123122

b)	Not applicable to the Registrant.

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the Registrant has adopted a code of ethics (the “Code”) that applies to the Registrant’s principal executive officer and principal financial officer. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the principal executive officer or principal financial officer during the period covered by this report.

A copy of the Code is included as an exhibit to this report.

Item 3.	Audit Committee Financial Expert.

The Board of Trustees has determined that Joseph B. Kittredge, Jr., who serves on the Board’s Audit Oversight Committee, qualifies as an “audit committee financial expert” as such term is defined in the instructions to this Item 3. The Board has also determined that Mr. Kittredge is “independent” as such term is interpreted under this Item 3.

Item 4.	Principal Accountant Fees and Services.

(a)	Fiscal Year Ended	Audit Fees
	December 31, 2022	$ 245,898
	December 31, 2021	$ 255,175

(b)	Fiscal Year Ended	Audit-Related Fees(1)
	December 31, 2022	$ —
	December 31, 2021	$ —

(c)	Fiscal Year Ended	Tax Fees (2)
	December 31, 2022	$ —
	December 31, 2021	$ —

(d)	Fiscal Year Ended	All Other Fees (3)
	December 31, 2022	$ —
	December 31, 2021	$ —

“Audit Fees” represents fees billed for each of the last two fiscal years for professional services rendered for the audit and review of the Registrant’s annual financial statements for those fiscal years or services that are normally provided by the accountant in connection with statutory or regulatory filings or engagements for those fiscal years.

“Audit-Related Fees” represents fees billed for each of the last two fiscal years for assurance and related services that are reasonably related to the performance of the audit or review of the Registrant’s financial statements, but not reported under “Audit Fees” above, and that include accounting consultations, agreed-upon procedure reports (inclusive of annual review of basic maintenance testing associated with the Preferred Shares), attestation reports and comfort letters for those fiscal years.

“Tax Fees” represents fees billed for each of the last two fiscal years for professional services related to tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, and tax distribution and analysis reviews.

“All Other Fees” represents fees, if any, billed for other products and services rendered by the principal accountant to the Registrant other than those reported above under “Audit Fees,” “Audit-Related Fees” and “Tax Fees” for the last two fiscal years.

(1)There were no “Audit-Related Fees” for the last two fiscal years.

(2)There were no “Tax Fees” for the last two fiscal years.

(3)There were no “All Other Fees” for the last two fiscal years.

(e)	Pre-approval policies and procedures

(1) The Registrant’s Audit Oversight Committee has adopted pre-approval policies and procedures (the “Procedures”) to govern the Audit Oversight Committee’s pre-approval of (i) all audit services and permissible non-audit services to be provided to the Registrant by its independent accountant, and (ii) all permissible non-audit services to be provided by such independent accountant to the Registrant’s investment adviser and to any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant (collectively, the “Service Affiliates”) if the services provided directly relate to the Registrant’s operations and financial reporting. In accordance with the Procedures, the Audit Oversight Committee is responsible for the engagement of the independent accountant to certify the Registrant’s financial statements for each fiscal year. With respect to the pre-approval of non-audit services provided to the Registrant and its Service Affiliates, the Procedures provide that the Audit Oversight Committee may annually pre-approve a list of types or categories of non-audit services that may be provided to the Registrant or its Service Affiliates, or the Audit Oversight Committee may pre-approve such services on a project-by-project basis as they arise. Unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Oversight Committee if it is to be provided by the independent accountant. The Procedures also permit the Audit Oversight Committee to delegate authority to one or more of its members to pre-approve any proposed non-audit services that have not been previously pre-approved by the Audit Oversight Committee, subject to the ratification by the full Audit Oversight Committee no later than its next scheduled meeting.

(2) With respect to the services described in paragraphs (b) through (d) of this Item 4, no amount was approved by the Audit Oversight Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)

		Aggregate Non-Audit Fees Billed to Entity
Entity	December 31, 2022		December 31, 2021
PIMCO Managed Accounts Trust	$	—	$—
Pacific Investment Management Company LLC (“PIMCO”)		20,915,827	14,971,260

Totals	$	20,915,827	$14,971,260

(h)

The Registrant’s Audit Oversight Committee has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant which were not pre-approved (not requiring pre-approval) is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

The Registrant has a separately-designated standing audit committee (known as the Audit Oversight Committee) established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The Audit Oversight Committee is comprised of:

Sarah E. Cogan

Deborah A. DeCotis

Joseph B. Kittredge, Jr.

Alan Rappaport

E. Grace Vandecruze

Kathleen A. McCartney

Item 6.	Schedule of Investments.

The information required by this Item 6 is included as part of the annual report to shareholders filed under Item 1 of this Form N-CSR.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Trust’s Board of Trustees since the Trust last provided disclosure in response to this item.

Item 11.	Controls and Procedures.

(a)

The principal executive officer and principal financial & accounting officer have concluded as of a date within 90 days of the filing date of this report, based on their evaluation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act), that the design of such procedures is effective to provide reasonable assurance that material information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13.	Exhibits.

(a)(1)	Exhibit 99.CODE—Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act of 2002.

(a)(2)	Exhibit 99.CERT—Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

(a)(3)	Not applicable for open-end investment companies.

(a)(4)	There was no change in the registrant’s independent public accountant for the period covered by the report.

(b)	Exhibit 99.906CERT—Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PIMCO Managed Accounts Trust

By:	/s/ Eric D. Johnson
Eric D. Johnson
President (Principal Executive Officer)

Date:	March 8, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Eric D. Johnson
Eric D. Johnson
President (Principal Executive Officer)

Date:	March 8, 2023

By:	/s/ Bijal Y. Parikh
Bijal Y. Parikh
Treasurer (Principal Financial & Accounting Officer)

Date:	March 8, 2023